UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-649

Fidelity Puritan Trust

(Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

(Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2016

Item 1.

Reports to Stockholders

Fidelity® Low-Priced Stock Fund Annual Report July 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Low-Priced Stock Fund	(1.48)%	10.78%	8.28%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Low-Priced Stock Fund, a class of the fund, on July 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Period Ending Values
$22,162	Fidelity® Low-Priced Stock Fund
$19,982	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained modestly for the year ending July 31, 2016, overcoming persistent concern about global economic growth, uncertainty regarding U.S. monetary policy and the U.K.’s late-June vote to leave the European Union, dubbed Brexit. The S&P 500® index rose 5.61%, with larger-cap, value-oriented stocks and defensive sectors shining brightest. Volatility peaked in the early weeks of 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets then rose beginning in February amid U.S. job gains, a broad rally in energy and materials markets, global economic stimulus and perceived softening of monetary policy by the U.S. Federal Reserve. The June 23 Brexit vote surprised markets and resulted in a sharp two-day decline for stocks, followed by a rebound as investor sentiment shifted and remained positive through July 31. For the year, dividend-rich telecom services (+26%), utilities (+23%) and consumer staples (+12%) led the way amid strong investor demand for yield. Industrials (+10%) and information technology (+10%) also outperformed, as did materials (+8%), despite a weak commodities environment overall. Conversely, a strong run for real estate stocks couldn’t keep financials (-4%) from losing ground, as low interest rates continued to squeeze bank profits.

Comments from Portfolio Manager Joel Tillinghast:  For the year, the fund’s share classes returned roughly -1%, trailing the flat result of the benchmark Russell 2000® index. Much of the underperformance was due to lack of exposure to real estate investment trusts (REITs) and utilities, each of which posted a big gain as the prolonged period of low interest rates led investors to seek more-stable, predictable income. Our non-U.S. holdings also detracted despite a favorable currency impact overall. The fund's largest relative detractor by far was U.K. retailer Next, which was hurt by rising import costs, shaken consumer confidence and the drop in the British pound after the Brexit vote. Other detractors included computer storage firm Seagate Technology, a top holding that lost nearly a third of its value on a slowdown in unit sales and increased competition. Conversely, the fund was helped by choices in health care, where insurer UnitedHealth Group – the fund's largest position – was its biggest relative contributor. Software giant Microsoft also added value, but was sold from the fund by period end. None of the stocks mentioned were in the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  Effective May 13, 2016, Morgen Peck joined the portfolio management team as a co-manager, assuming responsibility for the fund's information technology and telecommunication services sleeves, succeeding Rayna Lesser Hannaway.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
UnitedHealth Group, Inc.	5.5	5.5
Ross Stores, Inc.	2.7	2.7
Best Buy Co., Inc.	2.5	2.3
Metro, Inc. Class A (sub. vtg.)	2.5	2.2
Next PLC	2.4	3.9
Seagate Technology LLC	2.2	2.1
AutoZone, Inc.	1.6	1.7
DCC PLC (United Kingdom)	1.6	1.5
Unum Group	1.4	1.4
Aetna, Inc.	1.3	1.3
	23.7

Top Five Market Sectors as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	25.1	26.9
Information Technology	16.4	17.3
Health Care	12.3	11.9
Financials	11.6	11.7
Consumer Staples	8.7	7.7

Asset Allocation (% of fund's net assets)

As of July 31, 2016*
Stocks	88.3%
Short-Term Investments and Net Other Assets (Liabilities)	11.7%

 * Foreign investments - 39.9%

As of January 31, 2016 *
Stocks	88.8%
Short-Term Investments and Net Other Assets (Liabilities)	11.2%

 * Foreign investments - 40.3%

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 88.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 25.1%
Auto Components - 1.7%
ASTI Corp. (a)	1,049,000	$2,051
Cooper Tire & Rubber Co.	24,900	821
G-Tekt Corp.	79,000	1,206
Gentex Corp.	5,520,000	97,538
Hi-Lex Corp.	1,516,800	40,241
INFAC Corp.	325,139	2,104
INZI Controls Co. Ltd. (a)	1,516,000	8,474
Johnson Controls, Inc.	6,426,500	295,105
Motonic Corp. (a)	3,250,000	27,044
Murakami Corp. (a)	845,000	12,838
Nippon Seiki Co. Ltd.	2,849,500	47,213
Piolax, Inc. (a)	894,700	45,328
S&T Holdings Co. Ltd. (a)	859,329	14,556
Samsung Climate Control Co. Ltd. (a)	499,950	4,560
Sewon Precision Industries Co. Ltd. (a)	500,000	8,290
Shoei Co. Ltd.	296,600	4,910
SJM Co. Ltd. (a)	1,282,000	8,445
SJM Holdings Co. Ltd. (a)	1,332,974	6,768
Standard Motor Products, Inc.	129,340	5,425
Strattec Security Corp.	158,000	7,047
Sungwoo Hitech Co. Ltd.	1,888,517	13,882
TBK Co. Ltd.	999,500	3,678
Yachiyo Industry Co. Ltd.	954,300	8,404
Yutaka Giken Co. Ltd. (a)	1,326,000	26,673
		692,601
Distributors - 0.2%
Central Automotive Products Ltd.	80,500	709
Chori Co. Ltd.	464,700	6,950
Nakayamafuku Co. Ltd. (a)	1,086,800	8,398
SPK Corp. (a)	266,800	5,479
Uni-Select, Inc. (a)	2,200,000	53,667
		75,203
Diversified Consumer Services - 0.3%
American Public Education, Inc. (b)	46,479	1,331
Apollo Education Group, Inc. Class A (non-vtg.) (b)	1,545,162	13,891
Clip Corp. (a)	293,900	2,635
Cross-Harbour Holdings Ltd.	893,000	1,218
Houghton Mifflin Harcourt Co. (b)	1,400,000	23,730
Meiko Network Japan Co. Ltd.	894,700	9,560
Novarese, Inc. (c)	231,000	1,841
Shingakukai Co. Ltd.	155,900	733
Sotheby's Class A (Ltd. vtg.) (c)	49,700	1,610
Step Co. Ltd. (a)	1,163,000	12,446
Weight Watchers International, Inc. (a)(b)(c)	4,361,400	52,032
YBM Sisa.com, Inc.	419,738	1,546
		122,573
Hotels, Restaurants & Leisure - 0.5%
Ark Restaurants Corp. (a)	198,000	4,594
Bloomin' Brands, Inc.	25,000	450
BRONCO BILLY Co. Ltd.	48,500	1,533
Create Restaurants Holdings, Inc.	1,321,200	13,637
El Pollo Loco Holdings, Inc. (b)(c)	1,050,000	13,818
Flanigan's Enterprises, Inc.	74,600	1,773
Hiday Hidaka Corp. (a)	1,936,785	48,144
Ibersol SGPS SA	538,896	6,929
Interval Leisure Group, Inc.	1,000,000	17,980
Intralot SA (b)	1,416,000	1,423
Koshidaka Holdings Co. Ltd.	637,080	12,792
Kura Corp. Ltd.	99,300	5,238
Ohsho Food Service Corp.	534,500	20,420
Sportscene Group, Inc. Class A (a)(b)	358,100	1,316
St. Marc Holdings Co. Ltd.	768,100	23,110
The Monogatari Corp.	222,500	11,633
The Restaurant Group PLC	2,784,900	13,055
Toridoll.corporation	98,900	2,884
		200,729
Household Durables - 3.0%
Abbey PLC (a)	1,917,300	27,009
Barratt Developments PLC (a)	78,000,000	451,627
Bellway PLC	4,227,100	117,258
D.R. Horton, Inc.	3,232,500	106,285
Dorel Industries, Inc. Class B (sub. vtg.)	2,907,800	83,850
Emak SpA	4,737,800	3,525
First Juken Co. Ltd. (a)	1,512,000	18,267
Helen of Troy Ltd. (a)(b)	2,436,900	242,740
Henry Boot PLC	3,514,800	8,361
HTL International Holdings Ltd. (b)	2,237,900	1,561
Libbey, Inc.	800,000	14,952
NACCO Industries, Inc. Class A	277,400	15,609
P&F Industries, Inc. Class A (a)	339,100	3,150
Sanei Architecture Planning Co. Ltd. (a)	1,307,100	14,043
Stanley Furniture Co., Inc.	397,800	975
Steinhoff International Holdings NV (Germany) (c)	2,284,400	14,504
Token Corp. (a)	691,900	57,849
Toll Brothers, Inc. (b)	397,900	11,145
		1,192,710
Internet & Catalog Retail - 0.2%
Belluna Co. Ltd. (a)	9,267,700	59,870
Liberty Interactive Corp. QVC Group Series A (b)	1,000,000	26,810
		86,680
Leisure Products - 0.3%
Accell Group NV (a)	2,128,600	55,294
Arctic Cat, Inc. (a)(c)	1,112,300	17,363
Fenix Outdoor AB Class B (b)	32,298	0
JAKKS Pacific, Inc. (b)(c)	450,000	4,149
Kabe Husvagnar AB (B Shares)	299,298	5,002
Mars Engineering Corp.	571,900	11,720
Mattel, Inc.	400,000	13,352
Miroku Corp. (a)	759,000	2,212
		109,092
Media - 0.8%
Cinderella Media Group Ltd. (a)(b)	17,166,000	4,868
Corus Entertainment, Inc. Class B (non-vtg.) (c)	632,500	6,249
Discovery Communications, Inc. Class A (b)	800,000	20,072
Gannett Co., Inc.	1,388,600	17,719
GfK AG	156,600	6,003
Harte-Hanks, Inc.	800,200	1,328
Hyundai HCN	2,723,979	9,363
Intage Holdings, Inc. (a)	1,799,000	28,744
Ipsos SA	9,549	315
ITE Group PLC	92,900	201
Live Nation Entertainment, Inc. (b)	950,000	26,049
Pico Far East Holdings Ltd.	20,010,000	6,190
Proto Corp.	388,700	4,413
RKB Mainichi Broadcasting Corp.	230,000	2,178
Saga Communications, Inc. Class A	395,500	16,223
Sky Network Television Ltd.	6,313,471	22,296
Starz Series A (b)	1,847,557	55,852
STW Group Ltd.	4,427,821	4,240
Tegna, Inc.	792,100	17,347
Television Broadcasts Ltd.	3,720,000	12,610
TOW Co. Ltd. (a)	1,977,200	11,751
TVA Group, Inc. Class B (non-vtg.) (b)	3,337,503	10,736
Twenty-First Century Fox, Inc.:
Class A	700,000	18,648
Class B	48,600	1,314
Viacom, Inc. Class B (non-vtg.)	99,000	4,502
WOWOW INC.	199,100	5,376
		314,587
Multiline Retail - 2.6%
Lifestyle China Group Ltd. (b)	36,752,000	7,342
Lifestyle International Holdings Ltd.	36,752,000	51,823
Next PLC (a)	14,448,700	960,887
Watts Co. Ltd. (a)	1,248,300	12,358
		1,032,410
Specialty Retail - 13.5%
Abercrombie & Fitch Co. Class A (a)	5,370,800	111,229
Adastria Co. Ltd.	297,800	9,277
AT-Group Co. Ltd.	1,174,500	24,702
AutoZone, Inc. (b)	805,265	655,462
Bed Bath & Beyond, Inc.	5,904,700	265,416
Best Buy Co., Inc. (a)	30,150,400	1,013,053
BMTC Group, Inc. (a)	4,413,200	44,380
Bonia Corp. Bhd	2,503,000	360
Bonjour Holdings Ltd.	4,193,000	186
Buffalo Co. Ltd.	100,600	766
Cash Converters International Ltd.	23,135,997	7,736
Chico's FAS, Inc.	1,300,000	15,613
CST Brands, Inc.	2,681,700	119,926
Delek Automotive Systems Ltd.	796,000	6,920
Destination Maternity Corp. (c)	263,700	1,482
DSW, Inc. Class A	4,800,000	116,448
Dunelm Group PLC	200,000	2,250
Ff Group (a)	4,358,958	107,213
Formosa Optical Technology Co. Ltd.	1,157,000	2,727
Fourlis Holdings SA (b)	400,000	1,565
GameStop Corp. Class A (a)(c)	9,476,100	293,285
GNC Holdings, Inc. (a)	4,847,700	98,942
Goldlion Holdings Ltd.	22,139,569	8,646
Guess?, Inc. (a)	7,513,200	110,594
Halfords Group PLC	1,293,000	6,032
Hibbett Sports, Inc. (b)	547,907	19,133
Hour Glass Ltd.	8,070,800	4,816
IA Group Corp. (a)	782,000	5,226
JB Hi-Fi Ltd.	99,460	1,961
John David Group PLC	2,569,200	42,775
Jumbo SA (a)	10,826,768	127,943
K's Denki Corp.	3,657,700	67,608
Ku Holdings Co. Ltd.	918,500	6,839
Kyoto Kimono Yuzen Co. Ltd. (a)	879,500	7,517
Le Chateau, Inc. Class A (sub. vtg.) (b)	1,700,000	280
Leon's Furniture Ltd.	281,000	3,336
Lewis Group Ltd.	1,163,100	3,645
Mr. Bricolage SA (a)	929,375	13,237
Nafco Co. Ltd. (a)	2,093,000	33,322
Office Depot, Inc.	1,790,300	6,194
Outerwall, Inc.	49,500	2,607
Pal Co. Ltd.	1,150,000	27,019
Ross Stores, Inc.	17,609,700	1,088,808
Sa Sa International Holdings Ltd.	3,482,000	1,517
Sacs Bar Holdings, Inc.	246,600	2,628
Sally Beauty Holdings, Inc. (b)	4,323,600	126,811
Second Chance Properties Ltd.	1,948,700	385
Second Chance Properties Ltd. warrants 7/24/17 (b)	8,528,200	6
Select Comfort Corp. (b)	2,229,200	53,189
Silvano Fashion Group A/S	7,256	17
Sonic Automotive, Inc. Class A (sub. vtg.)	1,100,000	19,998
Staples, Inc.	22,033,900	204,695
Super Retail Group Ltd. (c)	1,235,743	9,203
The Buckle, Inc. (a)(c)	4,836,100	132,461
Urban Outfitters, Inc. (b)	3,400,000	101,660
USS Co. Ltd.	8,250,000	139,934
Vitamin Shoppe, Inc. (b)	620,400	18,153
Williams-Sonoma, Inc.	179,100	9,686
Workman Co. Ltd. (a)	2,383,800	80,055
Zumiez, Inc. (a)(b)(c)	1,885,200	32,011
		5,418,885
Textiles, Apparel & Luxury Goods - 2.0%
Anta Sports Products Ltd.	700,000	1,559
Burberry Group PLC	149,200	2,606
Coach, Inc.	2,550,000	109,931
Daphne International Holdings Ltd. (b)	898,000	116
Deckers Outdoor Corp. (b)	37,147	2,452
Embry Holdings Ltd.	1,899,000	891
Fossil Group, Inc. (a)(b)(c)	4,575,200	144,576
Geox SpA	794,600	2,288
Gerry Weber International AG (Bearer)	49,700	605
Gildan Activewear, Inc.	8,700,000	255,273
Hampshire Group Ltd. (a)(b)	823,100	12
Handsome Co. Ltd. (a)	2,125,000	74,379
JLM Couture, Inc. (a)(b)	173,100	563
Michael Kors Holdings Ltd. (b)	49,300	2,550
Movado Group, Inc.	248,800	5,620
Portico International Holdings (b)	11,012,000	3,662
Steven Madden Ltd. (b)	1,067,300	37,377
Sun Hing Vision Group Holdings Ltd. (a)	21,417,000	7,647
Texwinca Holdings Ltd.	53,676,000	42,202
Van de Velde	49,430	3,603
Vera Bradley, Inc. (b)	744,900	10,846
Victory City International Holdings Ltd.	60,174,150	2,676
Youngone Corp.	500,000	15,928
Youngone Holdings Co. Ltd. (a)	889,600	48,445
Yue Yuen Industrial (Holdings) Ltd.	5,800,000	23,549
		799,356

TOTAL CONSUMER DISCRETIONARY		10,044,826

CONSUMER STAPLES - 8.7%
Beverages - 1.3%
A.G. Barr PLC	390,610	2,792
Baron de Ley SA (b)	143,100	16,527
Britvic PLC	3,088,961	25,551
C&C Group PLC	3,211,766	12,941
Jinro Distillers Co. Ltd.	23,105	695
Kweichow Moutai Co. Ltd.	275,110	12,980
Monster Beverage Corp. (b)	2,415,700	388,034
Muhak Co. Ltd. (a)	2,799,256	59,618
Olvi PLC (A Shares)	25,655	747
Spritzer Bhd	3,641,900	2,192
Synergy Co. (b)	91,702	539
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	1,699,903	5,096
		527,712
Food & Staples Retailing - 5.5%
AdvancePierre Foods Holdings, Inc.	300,000	7,176
Andersons, Inc.	29,652	1,097
Aoki Super Co. Ltd.	230,000	2,944
Belc Co. Ltd. (a)	1,829,100	74,524
Cosmos Pharmaceutical Corp. (a)(c)	1,375,000	288,551
Create SD Holdings Co. Ltd. (a)	5,977,400	145,712
Daikokutenbussan Co. Ltd.	626,100	27,232
Dong Suh Companies, Inc.	2,100,000	61,520
Fyffes PLC (Ireland) (a)	26,385,400	44,248
Genky Stores, Inc. (a)(c)	396,000	13,359
Greggs PLC	893,500	12,227
Halows Co. Ltd. (a)	1,402,500	27,422
Kusuri No Aoki Co. Ltd.	889,800	45,877
Majestic Wine PLC (b)(c)	3,361,222	17,204
MARR SpA	367,100	7,720
Medical System Network Co. Ltd.	75,000	397
Metro, Inc. Class A (sub. vtg.) (a)	27,649,999	1,005,281
Qol Co. Ltd. (a)	1,937,600	27,774
Retail Partners Co. Ltd.	459,300	5,485
Safeway, Inc.:
rights (b)	16,069,900	0
rights (b)	16,069,900	2,893
Sligro Food Group NV	1,039,600	39,634
Sundrug Co. Ltd.	1,754,100	152,162
Tesco PLC (b)	11,708,600	24,141
Total Produce PLC	9,635,000	15,835
United Natural Foods, Inc. (b)	1,250,000	62,475
Valor Holdings Co. Ltd.	209,100	5,725
Village Super Market, Inc. Class A	39,630	1,254
Walgreens Boots Alliance, Inc.	139,300	11,040
Whole Foods Market, Inc.	100,000	3,048
Yaoko Co. Ltd.	1,038,100	48,445
		2,182,402
Food Products - 1.7%
Aryzta AG	1,648,100	61,982
Astral Foods Ltd.	137,083	1,195
Cranswick PLC	695,200	21,539
Devro PLC	2,660,200	9,981
Dutch Lady Milk Industries Bhd	100,000	1,572
Food Empire Holdings Ltd. (a)(b)	46,971,300	12,087
Fresh Del Monte Produce, Inc. (a)	5,270,000	299,600
Hilton Food Group PLC	642,500	5,076
Inventure Foods, Inc. (b)(c)	728,400	6,279
Japan Meat Co. Ltd.	128,600	1,838
Kaveri Seed Co. Ltd.	100,000	587
Lifeway Foods, Inc. (b)	300,000	2,997
Mitsui Sugar Co. Ltd.	1,122,000	5,592
Nam Yang Dairy Products	11,000	6,742
Origin Enterprises PLC (a)	8,752,300	52,849
Pacific Andes International Holdings Ltd. (b)	111,282,500	2,208
Pacific Andes Resources Development Ltd. (b)	208,390,993	3,420
Patties Food Ltd.	3,481,102	4,484
President Rice Products PCL	1,241,900	2,077
Rocky Mountain Chocolate Factory, Inc. (a)	420,100	4,457
Seaboard Corp. (b)	42,728	125,193
Select Harvests Ltd. (a)	4,789,717	27,700
Sunjin Co. Ltd. (a)	813,630	20,180
Synear Food Holdings Ltd. (b)	38,027,000	0
United Food Holdings Ltd. (b)	1,818,250	85
Want Want China Holdings Ltd.	995,000	609
		680,329
Personal Products - 0.2%
Asaleo Care Ltd.	5,281,917	5,459
Grape King Bio Ltd.	1,748,000	11,756
Inter Parfums, Inc.	150,000	4,881
Nutraceutical International Corp. (a)(b)	1,023,104	26,232
Sarantis SA (a)	2,162,300	21,370
		69,698
Tobacco - 0.0%
Karelia Tobacco Co., Inc. (b)	1,735	504

TOTAL CONSUMER STAPLES		3,460,645

ENERGY - 2.8%
Energy Equipment & Services - 0.9%
AKITA Drilling Ltd. Class A (non-vtg.)	1,590,000	9,511
Atwood Oceanics, Inc. (a)(c)	6,350,000	67,818
Boustead Singapore Ltd.	4,526,400	2,701
Bristow Group, Inc. (c)	159,100	1,720
Carbo Ceramics, Inc. (a)(c)	2,119,900	29,891
Cathedral Energy Services Ltd.	1,432,800	812
Divestco, Inc. (b)	3,130,500	72
Farstad Shipping ASA (a)(b)	2,862,800	3,213
FMC Technologies, Inc. (b)	4,831	123
Fugro NV (Certificaten Van Aandelen) (b)	1,710,600	30,236
Geospace Technologies Corp. (a)(b)	1,240,600	20,470
Gulfmark Offshore, Inc. Class A (b)	657,130	1,906
Nabors Industries Ltd.	896,223	8,066
National Oilwell Varco, Inc.	4,942	160
Oil States International, Inc. (b)	2,566,400	79,353
PHX Energy Services Corp.	139,400	296
Precision Drilling Corp.	700,000	2,986
Shinko Plantech Co. Ltd.	1,180,600	8,545
Solstad Offshore ASA (b)	1,032,200	2,165
Total Energy Services, Inc. (a)	2,219,800	21,762
Unit Corp. (a)(b)	4,667,000	58,338
		350,144
Oil, Gas & Consumable Fuels - 1.9%
Adams Resources & Energy, Inc.	142,251	4,306
Beach Energy Ltd.	14,222,590	5,999
Boardwalk Pipeline Partners, LP	615,000	10,277
Bonavista Energy Corp.	374,700	1,010
Contango Oil & Gas Co. (a)(b)	2,034,500	18,778
Denbury Resources, Inc. (c)	8,185,400	23,738
Eni SpA	7,956,800	122,057
Fuji Kosan Co. Ltd. (a)	688,100	2,866
Great Eastern Shipping Co. Ltd.	5,000,000	25,144
Hankook Shell Oil Co. Ltd.	57,000	22,922
HollyFrontier Corp.	503,400	12,796
Marathon Oil Corp.	3,450,962	47,071
Michang Oil Industrial Co. Ltd. (a)	173,900	14,143
Murphy Oil Corp.	8,000,000	219,440
Newfield Exploration Co. (b)	413,141	17,889
Tesoro Corp.	1,369,278	104,271
Uehara Sei Shoji Co. Ltd.	873,000	4,042
Whiting Petroleum Corp. (b)	319,000	2,351
World Fuel Services Corp.	2,207,822	105,092
WPX Energy, Inc. (b)	867,571	8,667
		772,859

TOTAL ENERGY		1,123,003

FINANCIALS - 11.6%
Banks - 1.3%
ACNB Corp. (c)	118,200	3,055
Allegiance Bancshares, Inc. (b)(c)	626,700	15,830
Bank of Ireland (b)	370,758,400	77,720
BBCN Bancorp, Inc.	1,393,600	21,420
Camden National Corp.	43,268	1,881
Cathay General Bancorp	2,471,600	74,099
CIT Group, Inc.	67,600	2,336
Codorus Valley Bancorp, Inc. (a)	626,646	13,291
ConnectOne Bancorp, Inc.	746,100	12,617
Dimeco, Inc.	26,119	1,045
Eagle Bancorp, Inc. (b)	397,900	20,512
East West Bancorp, Inc.	916,900	31,376
EFG Eurobank Ergasias SA (b)	138,195	80
F Van Lanschot Bankiers NV (Certificaten Van Aandelen) unit	1,145,740	19,227
Farmers & Merchants Bancorp, Inc.	41,400	1,314
First Bancorp, Puerto Rico (b)	7,428,572	34,097
First NBC Bank Holding Co. (b)	90,256	1,718
First Niagara Financial Group, Inc.	936,500	9,534
First West Virginia Bancorp, Inc.	74,800	1,346
German American Bancorp, Inc.	9,760	332
Investors Bancorp, Inc.	2,188,600	24,862
LCNB Corp. (a)	690,996	12,258
Norwood Financial Corp. (a)	187,210	5,246
OFG Bancorp (a)(c)	2,385,342	25,308
Pacific Premier Bancorp, Inc. (b)	818,400	19,764
Popular, Inc.	1,610,500	54,258
SpareBank 1 SR-Bank ASA (primary capital certificate)	1,331,850	6,188
Sparebanken More (primary capital certificate)	225,134	4,963
Sparebanken Nord-Norge	2,291,643	11,000
Stock Yards Bancorp, Inc.	105,450	3,115
Trico Bancshares	358,784	9,336
Wilshire Bancorp, Inc.	1,293,300	13,890
		533,018
Capital Markets - 0.3%
AllianceBernstein Holding LP	665,000	15,933
American Capital Ltd. (b)	356,000	5,863
Federated Investors, Inc. Class B (non-vtg.)	337,000	10,639
Franklin Resources, Inc.	1,187,300	42,968
Lazard Ltd. Class A	325,000	11,616
NorthStar Asset Management Group, Inc.	497,500	5,900
OFS Capital Corp.	2,812	38
State Street Corp.	252,400	16,603
Waddell & Reed Financial, Inc. Class A	1,064,300	19,434
		128,994
Consumer Finance - 0.5%
Aeon Credit Service (Asia) Co. Ltd.	13,762,000	9,224
EZCORP, Inc. (non-vtg.) Class A (b)	800,000	7,248
Green Dot Corp. Class A (b)	400,000	9,680
H&T Group PLC	581,700	2,186
Navient Corp.	60,200	855
Nicholas Financial, Inc. (b)	234,000	2,499
Santander Consumer U.S.A. Holdings, Inc. (b)	4,200,000	46,158
Synchrony Financial	4,227,100	117,852
		195,702
Diversified Financial Services - 0.2%
Leucadia National Corp.	532,700	9,727
Newship Ltd. (b)	2,500	953
Ricoh Leasing Co. Ltd.	826,700	21,205
Scandinavian Tobacco Group A/S	399,855	7,061
Voya Financial, Inc.	1,989,200	50,983
		89,929
Insurance - 7.6%
Admiral Group PLC	487,500	13,962
AEGON NV	51,444,300	208,294
AFLAC, Inc.	321,100	23,209
April	2,482,600	31,419
ASR Nederland NV	268,500	5,381
Assurant, Inc. (a)	4,250,000	352,793
Axis Capital Holdings Ltd. (a)	6,537,200	363,338
CNO Financial Group, Inc.	1,094,300	19,008
Endurance Specialty Holdings Ltd.	2,326,200	157,321
FBD Holdings PLC (b)	156,600	1,082
Genworth Financial, Inc. Class A (b)	14,927,600	42,693
Hartford Financial Services Group, Inc.	5,980,900	238,339
Hiscox Ltd.	1,094,300	15,351
James River Group Holdings Ltd.	477,500	16,073
Kinsale Capital Group, Inc.	761,200	13,907
Lincoln National Corp.	7,019,100	306,524
MetLife, Inc.	805,200	34,414
National Interstate Corp.	795,700	25,805
National Western Life Group, Inc.	133,170	25,188
NN Group NV	1,243,251	33,533
Primerica, Inc.	467,600	24,086
Progressive Corp.	540,400	17,568
RenaissanceRe Holdings Ltd. (a)	2,773,700	325,965
Sony Financial Holdings, Inc.	2,800,000	35,077
Torchmark Corp.	751,650	46,505
Universal Insurance Holdings, Inc.	17,945	390
Unum Group (a)	17,241,200	576,028
Validus Holdings Ltd.	1,666,000	82,350
		3,035,603
Real Estate Investment Trusts - 0.6%
Annaly Capital Management, Inc.	15,588,600	171,163
CareTrust (REIT), Inc.	497,400	7,187
NorthStar Realty Finance Corp.	436,700	5,852
Nsi NV	71,993	319
Piedmont Office Realty Trust, Inc. Class A	348,200	7,640
VEREIT, Inc.	4,091,700	45,254
WP Glimcher, Inc.	67,600	857
		238,272
Real Estate Management & Development - 0.7%
Anabuki Kosan, Inc.	463,500	1,136
CBRE Group, Inc. (b)	497,400	14,151
Century21 Real Estate Japan Ltd. (c)	105,000	1,349
Devine Ltd. (b)	1,901,204	686
Leopalace21 Corp.	5,828,200	41,762
LSL Property Services PLC	1,691,200	5,148
Marcus & Millichap, Inc. (b)	328,300	8,795
Open House Co. Ltd.	298,400	8,473
Relo Holdings Corp. (a)	1,009,400	157,507
Selvaag Bolig ASA	2,590,700	11,822
Sumitomo Real Estate Sales Co. Ltd.	150,000	3,207
Tejon Ranch Co. (b)	354,600	9,315
		263,351
Thrifts & Mortgage Finance - 0.4%
ASAX Co. Ltd.	113,600	1,671
Farmer Mac Class C (non-vtg.)	478,800	18,400
Genworth MI Canada, Inc.	4,319,600	115,364
Genworth Mortgage Insurance Ltd. (c)	6,672,445	14,908
Lake Sunapee Bank Group	189,300	3,491
Meridian Bancorp, Inc.	1,094,300	16,086
Nationstar Mortgage Holdings, Inc. (b)(c)	95,195	1,202
		171,122

TOTAL FINANCIALS		4,655,991

HEALTH CARE - 12.3%
Biotechnology - 1.2%
Amgen, Inc.	2,684,000	461,729
Health Care Equipment & Supplies - 1.4%
Ansell Ltd.	298,732	4,397
Apex Biotechnology Corp.	1,400,000	2,092
Arts Optical International Holdings Ltd. (a)	29,804,000	12,370
Atrion Corp.	9,065	4,322
Boston Scientific Corp. (b)	994,800	24,154
Exactech, Inc. (b)	149,200	4,033
Hoshiiryou Sanki Co. Ltd. (a)	322,264	10,919
Huvitz Co. Ltd.	50,000	696
Microlife Corp.	3,423,500	8,607
Nakanishi, Inc.	671,500	23,175
Pacific Hospital Supply Co. Ltd.	400,000	1,282
Prim SA (a)	1,551,700	14,833
ResMed, Inc.	208,900	14,389
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	1,000,000	558
Span-America Medical System, Inc. (a)	267,000	4,705
St. Jude Medical, Inc.	2,201,200	182,788
St.Shine Optical Co. Ltd.	2,224,000	53,889
Supermax Corp. Bhd	24,000,000	12,264
Techno Medica Co. Ltd.	41,600	644
Top Glove Corp. Bhd	1,800,000	1,897
Utah Medical Products, Inc. (a)	380,200	24,740
Zimmer Biomet Holdings, Inc.	1,116,444	146,410
		553,164
Health Care Providers & Services - 8.4%
Aceto Corp.	298,500	7,674
Aetna, Inc.	4,587,800	528,560
Almost Family, Inc. (a)(b)	806,800	32,103
Anthem, Inc.	2,013,100	264,401
DVx, Inc. (a)	753,700	8,067
Farmacol SA (b)	61,892	773
Grupo Casa Saba SA de CV (b)	11,660,300	0
Hanger, Inc. (a)(b)	2,708,800	29,120
HealthSouth Corp. warrants 1/17/17 (b)	274,643	926
Hi-Clearance, Inc.	1,489,000	4,352
LHC Group, Inc. (a)(b)	1,087,400	49,216
Lifco AB	642,600	19,488
Medica Sur SA de CV	367,100	841
MEDNAX, Inc. (b)	178,900	12,328
National Healthcare Corp.	5,979	386
Pelion SA (b)	565,100	6,388
PharMerica Corp. (b)	348,110	9,246
Ship Healthcare Holdings, Inc.	50,000	1,512
The Ensign Group, Inc.	1,367,300	29,397
Tokai Corp.	106,000	3,607
Triple-S Management Corp. (a)(b)	1,980,200	49,208
Tsukui Corp. (a)	1,818,800	28,721
U.S. Physical Therapy, Inc.	129,300	7,709
United Drug PLC (United Kingdom)	9,350,000	71,956
UnitedHealth Group, Inc.	15,300,000	2,190,958
Wellcare Health Plans, Inc. (b)	24,900	2,659
WIN-Partners Co. Ltd. (a)	1,364,500	20,281
		3,379,877
Health Care Technology - 0.0%
Addlife AB (b)	415,700	6,109
Arrhythmia Research Technology, Inc. (b)	45,000	185
ND Software Co. Ltd. (a)	1,300,600	10,531
Pharmagest Interactive	10,000	298
		17,123
Life Sciences Tools & Services - 0.1%
VWR Corp. (b)	696,400	21,811
Pharmaceuticals - 1.2%
Bliss Gvs Pharma Ltd. (b)	4,458,049	7,972
Daewon Pharmaceutical Co. Ltd. (a)	1,730,361	34,676
Daewoong Co. Ltd.	70,000	3,925
Dawnrays Pharmaceutical Holdings Ltd.	9,608,000	6,291
DongKook Pharmaceutical Co. Ltd. (a)	623,700	37,160
FDC Ltd.	3,500,000	10,014
Fuji Pharma Co. Ltd.	447,600	10,366
Genomma Lab Internacional SA de CV (b)	2,188,100	2,509
Indivior PLC	18,250,000	71,517
Korea United Pharm, Inc.	50,000	968
Kwang Dong Pharmaceutical Co. Ltd. (a)	3,100,000	26,493
Kyung Dong Pharmaceutical Co. Ltd.	275,000	4,695
Lee's Pharmaceutical Holdings Ltd.	8,453,500	6,625
Mylan N.V. (b)	397,900	18,618
Nichi-iko Pharmaceutical Co. Ltd.	75,000	1,615
Pharmstandard OJSC (b)	18,245	276
Phibro Animal Health Corp. Class A	400,000	8,252
Recordati SpA	5,500,000	178,382
Shandong Luoxin Pharmaceutical Group Stock Co. Ltd.	193,000	309
Torrent Pharmaceuticals Ltd.	150,000	3,242
Tsumura & Co.	1,087,400	30,688
Whanin Pharmaceutical Co. Ltd. (a)	1,750,000	25,398
		489,991

TOTAL HEALTH CARE		4,923,695

INDUSTRIALS - 8.3%
Aerospace & Defense - 0.1%
Aerojet Rocketdyne Holdings, Inc. (b)	1,540,775	29,059
Austal Ltd.	248,650	219
Engility Holdings, Inc. (b)	1,064,300	30,907
		60,185
Air Freight & Logistics - 0.3%
Air T, Inc. (a)(b)	207,600	4,609
Atlas Air Worldwide Holdings, Inc. (a)(b)	1,680,700	72,657
Hub Group, Inc. Class A (b)	14,928	611
Kintetsu World Express, Inc.	175,000	2,432
Yusen Logistics Co. Ltd. (a)	3,123,000	34,365
		114,674
Building Products - 0.0%
Kondotec, Inc. (a)	1,690,800	12,597
Commercial Services & Supplies - 0.9%
1010 Printing Group Ltd.	20,759,640	3,505
AJIS Co. Ltd. (a)	482,000	28,027
Asia File Corp. Bhd	4,480,000	4,402
CECO Environmental Corp.	925,200	8,558
Civeo Corp. (a)(b)(c)	10,470,339	14,344
Essendant, Inc. (a)	2,064,044	41,363
Fursys, Inc. (a)	950,000	28,855
Loomis AB (B Shares)	400,000	11,541
Matthews International Corp. Class A	168,000	10,098
Mears Group PLC	1,591,700	8,337
Mitie Group PLC (a)	19,744,300	64,987
Moleskine SpA	321,200	779
Multi-Color Corp.	25,000	1,615
Nac Co. Ltd. (a)	1,118,500	9,478
NICE Total Cash Management Co., Ltd. (a)	1,375,000	8,303
PayPoint PLC	796,000	10,398
Prestige International, Inc.	742,500	11,206
RPS Group PLC	397,300	989
Team, Inc. (b)	630,455	17,407
The Brink's Co.	367,300	12,055
VICOM Ltd.	3,042,400	13,275
VSE Corp.	440,000	27,966
West Corp.	1,343,000	29,694
		367,182
Construction & Engineering - 1.2%
AECOM (a)(b)	7,792,895	276,570
Arcadis NV (c)	2,979,109	39,884
Astaldi SpA (b)	2,589,900	11,327
Ausdrill Ltd. (b)	2,262,576	1,719
Boustead Projects Pte Ltd. (b)	1,115,687	512
C-Cube Corp.	348,400	1,337
Daiichi Kensetsu Corp. (a)	1,866,300	19,901
Engineers India Ltd.	1,500,000	5,112
Geumhwa PSC Co. Ltd. (a)	350,884	12,187
Jacobs Engineering Group, Inc. (b)	258,223	13,820
Kyeryong Construction Industrial Co. Ltd. (a)(b)	700,000	7,674
Meisei Industrial Co. Ltd.	1,192,400	5,730
Metka Industrial-Construction	778,800	6,374
Mirait Holdings Corp.	1,664,500	17,726
Nippon Rietec Co. Ltd.	1,262,000	10,999
Severfield PLC	2,982,333	2,151
Shinnihon Corp.	1,700,000	15,176
ShoLodge, Inc. (a)(b)	450,327	0
Sterling Construction Co., Inc. (a)(b)	2,095,184	12,194
United Integration Services Co. Ltd.	5,143,500	7,711
		468,104
Electrical Equipment - 0.8%
Aichi Electric Co. Ltd.	1,653,000	5,320
Aros Quality Group AB	783,000	16,654
AZZ, Inc. (a)	1,342,000	83,311
Bharat Heavy Electricals Ltd. (b)	21,000,000	45,967
Chiyoda Integre Co. Ltd.	397,800	8,064
EnerSys	268,600	16,747
FW Thorpe PLC	4,720,500	14,213
Graphite India Ltd.	900,000	1,120
Hammond Power Solutions, Inc. Class A	420,900	2,353
I-Sheng Electric Wire & Cable Co. Ltd. (a)	12,500,000	15,341
Korea Electric Terminal Co. Ltd. (a)	700,000	55,230
Servotronics, Inc. (a)	146,800	1,320
TKH Group NV unit	1,679,000	61,279
		326,919
Industrial Conglomerates - 1.6%
Carr's Group PLC	1,439,800	2,725
DCC PLC (United Kingdom) (a)	7,000,000	624,867
ITT, Inc.	100,000	3,171
Reunert Ltd.	1,835,300	8,263
		639,026
Machinery - 1.7%
Aalberts Industries NV (a)	8,452,500	280,615
Allison Transmission Holdings, Inc.	449,230	12,947
ASL Marine Holdings Ltd. (a)	30,329,100	5,316
CKD Corp.	1,431,400	13,299
CNH Industrial NV	493,800	3,521
Flowserve Corp.	292,575	14,000
Foremost Income Fund (b)	2,141,103	8,560
Gencor Industries, Inc. (b)(c)	140,000	2,464
Haitian International Holdings Ltd.	6,647,000	11,138
Hillenbrand, Inc.	467,600	15,127
Hurco Companies, Inc. (a)	519,100	13,824
Hwacheon Machine Tool Co. Ltd. (a)	219,900	9,871
Hyster-Yale Materials Handling:
Class A (a)	224,000	14,289
Class B (a)(b)	310,000	19,775
Ihara Science Corp. (a)	1,073,900	8,622
Jaya Holdings Ltd. (a)(b)	3,340,340	1,121
Joy Global, Inc.	4,831	133
Kennametal, Inc.	277,466	6,898
Kyowakogyosyo Co. Ltd.	337,000	1,711
Maruzen Co. Ltd. (a)	1,716,000	16,271
Mincon Group PLC	1,996,115	1,451
Mirle Automation Corp.	1,500,000	1,867
Nadex Co. Ltd. (a)	859,000	4,108
Nakano Refrigerators Co. Ltd.	27,600	728
Nitchitsu Co. Ltd.	414,000	665
NSK Ltd.	1,000,000	8,411
Oshkosh Corp.	1,989,200	109,585
Semperit AG Holding	500,000	16,211
SIMPAC, Inc.	583,000	2,709
Takamatsu Machinery Co. Ltd.	397,900	2,553
Techno Smart Corp. (a)	967,800	3,363
Terex Corp.	1,591,800	38,426
Tocalo Co. Ltd. (a)	850,000	16,802
TriMas Corp. (b)	1,050,372	18,770
Trinity Industrial Corp.	779,000	3,603
		688,754
Marine - 0.0%
Tokyo Kisen Co. Ltd. (a)	895,000	5,555
Professional Services - 0.5%
Akka Technologies SA	1,313,389	45,006
Boardroom Ltd.	2,779,242	1,389
CBIZ, Inc.(b)	397,300	4,295
Clarius Group Ltd. (b)	3,000,000	388
ICF International, Inc. (b)	347,966	14,399
McMillan Shakespeare Ltd.	596,760	6,394
SAI Global Ltd.	49,730	135
SHL-JAPAN Ltd.	20,800	553
Sporton International, Inc.	300,000	1,688
Stantec, Inc.	3,331,900	84,800
Synergie SA	137,700	4,572
TrueBlue, Inc. (b)	600,000	13,398
WS Atkins PLC	500,000	9,271
		186,288
Road & Rail - 0.7%
Alps Logistics Co. Ltd. (a)	3,084,200	17,736
Chilled & Frozen Logistics Holdings Co. Ltd. (a)	1,666,000	17,074
CSX Corp.	1,109,780	31,440
Daqin Railway Co. Ltd. (A Shares)	26,000,000	24,091
Hamakyorex Co. Ltd. (a)	1,353,000	24,611
Heartland Express, Inc. (c)	225,000	4,167
Higashi Twenty One Co. Ltd.	270,100	787
Knight Transportation, Inc.	25,000	746
Roadrunner Transportation Systems, Inc. (a)(b)	2,833,240	21,448
Sakai Moving Service Co. Ltd. (a)	1,406,400	34,221
Trancom Co. Ltd. (a)	923,600	59,491
Universal Logistics Holdings I (a)	1,654,900	24,741
		260,553
Trading Companies & Distributors - 0.4%
AddTech AB (B Shares)	1,330,800	19,246
AerCap Holdings NV (b)	298,400	10,895
Goodfellow, Inc. (a)	780,600	6,846
Hanwa Co. Ltd.	581,000	3,108
HERIGE (b)	65,853	1,706
Houston Wire & Cable Co. (a)	1,128,500	6,545
KS Energy Services Ltd. (b)	14,223,500	1,485
Meiwa Corp.	1,583,600	5,078
Mitani Shoji Co. Ltd.	774,500	23,860
MRC Global, Inc. (b)	595,613	7,880
Otec Corp.	134,300	1,206
Parker Corp. (a)	2,398,000	7,322
Richelieu Hardware Ltd.	939,200	19,595
Senshu Electric Co. Ltd. (a)	966,300	15,380
Strongco Corp. (a)(b)	917,288	1,173
Tanaka Co. Ltd.	39,400	249
TECHNO ASSOCIE Co. Ltd.	275,400	2,682
Titan Machinery, Inc. (b)	1,036,904	11,624
Totech Corp. (a)	963,700	11,171
Veritiv Corp. (b)	213,415	9,010
Willis Lease Finance Corp. (b)	17,895	483
		166,544
Transportation Infrastructure - 0.1%
Isewan Terminal Service Co. Ltd. (a)	1,395,700	9,100
Meiko Transportation Co. Ltd.	895,000	8,486
Sinwa Ltd. (a)	22,025,300	4,271
		21,857

TOTAL INDUSTRIALS		3,318,238

INFORMATION TECHNOLOGY - 16.4%
Communications Equipment - 0.1%
Bel Fuse, Inc. Class A (a)	194,200	3,309
Black Box Corp. (a)	1,607,600	21,944
Cisco Systems, Inc.	497,400	15,186
ClearOne, Inc.	187,900	2,322
CommScope Holding Co., Inc. (b)	276,300	8,275
Juniper Networks, Inc.	169,790	3,853
Tessco Technologies, Inc. (a)	486,075	6,533
		61,422
Electronic Equipment & Components - 4.1%
A&D Co. Ltd.	914,400	3,409
AAC Technology Holdings, Inc.	367,500	3,429
Beijer Electronics AB	115,700	646
Cardtronics PLC	352,700	15,515
CDW Corp.	865,000	37,134
DigiTech Systems Co., Ltd. (b)	725,000	0
Dynapack International Technology Corp.	3,200,000	4,450
Elec & Eltek International Co. Ltd.	1,610,200	1,401
Elematec Corp. (a)	1,275,000	28,328
Excel Co. Ltd. (a)	814,000	10,832
FLIR Systems, Inc.	300,000	9,774
Hi-P International Ltd.	18,855,500	5,133
Hon Hai Precision Industry Co. Ltd. (Foxconn)	165,887,400	458,264
IDIS Holdings Co. Ltd. (a)	800,000	11,718
Image Sensing Systems, Inc. (b)	69,600	160
Insight Enterprises, Inc. (b)	964,600	25,658
Intelligent Digital Integrated Security Co. Ltd. (a)	900,010	10,555
INTOPS Co. Ltd. (a)	859,900	15,416
Isra Vision AG (a)	391,900	35,314
Jabil Circuit, Inc.	240,936	4,903
Keysight Technologies, Inc. (b)	4,331,300	126,647
Kingboard Chemical Holdings Ltd. (a)	84,601,000	182,540
Kingboard Laminates Holdings Ltd.	8,052,500	5,127
Lumax International Corp. Ltd.	1,892,000	2,729
Mesa Laboratories, Inc. (a)(c)	271,800	31,428
Muramoto Electronic Thailand PCL (For. Reg.) (a)	1,376,300	8,851
Nippo Ltd. (a)(b)	795,600	1,768
Orbotech Ltd. (b)	642,600	18,333
Pinnacle Technology Holdings Ltd. (b)	8,534,000	10,138
Redington India Ltd.	14,700,000	22,715
ScanSource, Inc. (a)(b)	2,220,000	91,087
Shibaura Electronics Co. Ltd. (a)	695,900	11,774
Sigmatron International, Inc. (a)(b)	257,400	1,501
Simplo Technology Co. Ltd.	10,500,000	37,124
SYNNEX Corp. (a)	3,058,400	307,461
Tomen Devices Corp. (a)	608,500	10,840
Tripod Technology Corp.	600,000	1,231
TTM Technologies, Inc. (b)	1,478,033	14,706
UKC Holdings Corp. (a)	1,404,600	22,097
Universal Security Instruments, Inc. (b)	45,000	140
VST Holdings Ltd. (a)	130,207,800	31,048
Wireless Telecom Group, Inc. (b)	547,300	799
		1,622,123
Internet Software & Services - 0.2%
Bankrate, Inc. (b)	131,614	1,049
E-Credible Co. Ltd.	60,000	658
eBay, Inc. (b)	1,079,300	33,631
Gabia, Inc. (a)	975,000	5,345
Liquidity Services, Inc. (b)	388,700	3,141
Melbourne IT Ltd.	1,516,084	1,982
NetGem SA	917,600	1,970
Rackspace Hosting, Inc. (b)	257,900	6,043
Rentabiliweb Group SA (b)	82,600	741
Softbank Technology Corp.	138,700	2,903
Stamps.com, Inc. (b)	275,400	20,877
Yahoo! Japan Corp.	1,000,000	4,408
		82,748
IT Services - 4.7%
ALTEN	713,100	49,445
Amdocs Ltd.	7,198,600	420,110
Argo Graphics, Inc.	412,800	7,388
Blackhawk Network Holdings, Inc. (b)	1,843,386	64,131
Calian Technologies Ltd. (a)	696,600	12,538
CGI Group, Inc. Class A (sub. vtg.) (b)	99,500	4,831
Computer Sciences Corp.	2,568,100	122,832
Computer Services, Inc.	278,900	10,389
CSE Global Ltd. (a)	43,920,500	14,906
CSRA, Inc.	4,142,400	111,513
Data#3 Ltd.	3,028,029	2,865
Dimerco Data System Corp.	510,000	503
eClerx Services Ltd.	1,850,000	43,191
Econocom Group SA	399,349	5,230
EOH Holdings Ltd. (a)	7,141,800	72,904
Estore Corp.	306,500	2,891
EVERTEC, Inc.	1,743,300	29,985
ExlService Holdings, Inc. (b)	192,606	9,536
First Data Corp. Class A (b)	546,500	6,777
Genpact Ltd. (b)	427,800	11,452
HIQ International AB	595,700	3,759
Indra Sistemas (a)(b)(c)	14,153,600	171,608
Know IT AB (a)	1,545,000	13,677
Leidos Holdings, Inc. (c)	691,900	34,602
Luxoft Holding, Inc. (b)	98,900	5,827
ManTech International Corp. Class A	250,000	9,878
Mastek Ltd. (a)(b)	1,200,000	2,396
MoneyGram International, Inc. (b)	197,400	1,374
NCI, Inc. Class A	691,900	8,780
Net 1 UEPS Technologies, Inc. (b)	497,300	5,142
Neustar, Inc. Class A (b)(c)	1,233,900	31,082
Nice Information & Telecom, Inc.	53,000	1,610
Perficient, Inc. (b)	288,600	6,413
Rolta India Ltd. (b)	2,699,942	2,742
Science Applications International Corp.	450,000	27,342
Societe Pour L'Informatique Industrielle SA (a)	1,789,300	25,005
Softcreate Co. Ltd.	629,600	7,553
The Western Union Co.	19,673,000	393,460
TravelSky Technology Ltd. (H Shares)	1,889,000	3,618
Vantiv, Inc. (b)	348,200	19,071
Wipro Ltd. sponsored ADR (c)	100,000	1,134
Xerox Corp.	8,898,400	91,654
		1,871,144
Semiconductors & Semiconductor Equipment - 0.7%
Axell Corp. (a)	825,800	5,716
Lasertec Corp.	458,800	6,424
Leeno Industrial, Inc.	600,000	22,673
Melexis NV (a)	2,696,600	177,059
Micron Technology, Inc. (b)	651,700	8,954
Miraial Co. Ltd.	194,000	1,382
ON Semiconductor Corp. (b)	754,400	7,567
Phison Electronics Corp.	1,900,000	15,764
Powertech Technology, Inc.	9,000,000	22,967
Telechips, Inc.	319,527	3,015
Trio-Tech International (a)(b)	247,800	875
Varitronix International Ltd.	7,800,000	3,418
		275,814
Software - 3.3%
Activision Blizzard, Inc.	296,532	11,909
AdaptIT Holdings Ltd.	2,838,500	2,574
ANSYS, Inc. (a)(b)	4,473,300	399,734
Aspen Technology, Inc. (b)	142,500	5,969
AVG Technologies NV (b)	505,200	12,494
Ebix, Inc. (a)(c)	2,873,705	153,226
ICT Automatisering NV (a)	756,000	8,959
IGE + XAO SA	35,757	2,838
InfoVine Co. Ltd. (a)	175,000	4,207
init innovation in traffic systems AG (c)	85,000	1,474
Jorudan Co. Ltd. (a)	469,700	3,328
KPIT Cummins Infosystems Ltd.	9,000,000	17,735
KSK Co., Ltd. (a)	573,700	5,892
Majesco Ltd. (b)	700,000	5,681
NIIT Technologies Ltd.	1,926,488	13,008
Nuance Communications, Inc. (b)	638,840	10,266
Nucleus Software Exports Ltd. (a)(b)	2,200,000	6,405
Oracle Corp.	12,633,720	518,488
Pegasystems, Inc.	155,100	4,327
Pro-Ship, Inc.	136,300	2,798
Qlik Technologies, Inc. (b)	336,600	10,165
RealPage, Inc. (b)	619,500	15,580
Reckon Ltd.	94,901	105
RS Software (India) Ltd. (b)	600,000	777
Software AG (Bearer)	1,060,000	42,746
Sword Group (a)	500,000	13,332
Synopsys, Inc. (b)	308,400	16,703
Vitec Software Group AB	939,600	7,137
Zensar Technologies Ltd.	800,000	12,622
		1,310,479
Technology Hardware, Storage & Peripherals - 3.3%
Avid Technology, Inc. (b)	1,094,300	7,124
Compal Electronics, Inc.	72,000,000	45,369
EMC Corp.	448,230	12,676
Hewlett Packard Enterprise Co.	6,076,900	127,736
HP, Inc.	7,965,400	111,595
Japan Digital Laboratory Co.	24,900	343
Lexmark International, Inc. Class A	2,161,600	79,266
Seagate Technology LLC (a)	27,401,200	877,660
Super Micro Computer, Inc. (b)	1,743,200	37,566
TPV Technology Ltd.	75,150,000	14,626
		1,313,961

TOTAL INFORMATION TECHNOLOGY		6,537,691

MATERIALS - 2.7%
Chemicals - 1.8%
C. Uyemura & Co. Ltd.	414,400	18,186
Chase Corp. (a)	813,600	49,296
Core Molding Technologies, Inc. (a)(b)	696,200	11,084
Deepak Fertilisers and Petrochemicals Corp. Ltd. (a)	7,569,000	18,663
Deepak Nitrite Ltd. (b)	5,000,000	7,723
EcoGreen International Group Ltd. (a)	54,124,080	10,325
FMC Corp.	3,025,500	143,832
Fujikura Kasei Co., Ltd. (a)	2,927,100	17,183
Fuso Chemical Co. Ltd.	1,293,400	20,461
Gujarat Narmada Valley Fertilizers Co. (a)(b)	13,541,878	31,358
Gujarat State Fertilizers & Chemicals Ltd. (a)(b)	31,500,000	33,010
Honshu Chemical Industry Co. Ltd. (a)	851,200	5,713
Huabao International Holdings Ltd. (b)	1,977,000	708
Ingevity Corp. (b)	49,700	1,902
Innospec, Inc.	776,700	39,045
KPC Holdings Corp.	43,478	2,329
KPX Chemical Co. Ltd.	163,083	7,416
KPX Green Chemical Co. Ltd.	369,165	1,397
Miwon Chemicals Co. Ltd.	55,095	3,693
Miwon Commercial Co. Ltd. (b)	13,819	3,067
Muto Seiko Co. Ltd.	268,200	1,082
Nihon Parkerizing Co. Ltd.	596,900	7,185
Nippon Soda Co. Ltd.	1,600,000	7,019
Nuplex Industries Ltd.	922,587	3,538
PolyOne Corp.	507,400	17,795
Potash Corp. of Saskatchewan, Inc.	1,650,000	25,717
SK Kaken Co. Ltd.	349,000	35,367
Soda Aromatic Co. Ltd.	269,300	1,635
Soken Chemical & Engineer Co. Ltd. (a)	720,100	6,538
T&K Toka Co. Ltd. (a)	1,468,000	13,161
Thai Carbon Black PCL (For. Reg.) (b)	12,387,600	8,109
Thai Rayon PCL:
unit	92,500	102
(For. Reg.)	2,936,200	3,246
UPL Ltd.	1,000,000	9,374
Victrex PLC	9,900	194
Yara International ASA	4,500,000	146,299
Yip's Chemical Holdings Ltd.	27,738,000	10,726
		723,478
Construction Materials - 0.1%
Brampton Brick Ltd. Class A (sub. vtg.) (b)	726,100	4,594
Mitani Sekisan Co. Ltd. (a)	1,668,400	34,093
		38,687
Containers & Packaging - 0.4%
AMVIG Holdings Ltd.	3,482,000	1,230
Ball Corp.	224,278	15,850
Berry Plastics Group, Inc. (b)	245,600	10,070
Chuoh Pack Industry Co. Ltd. (a)	456,000	4,728
Kohsoku Corp. (a)	1,876,400	16,596
Samhwa Crown & Closure Co. Ltd.	50,000	2,067
Sealed Air Corp.	248,700	11,734
Silgan Holdings, Inc.	805,200	39,922
Sonoco Products Co.	344,233	17,532
The Pack Corp. (a)	1,685,100	46,476
		166,205
Metals & Mining - 0.3%
Alconix Corp. (a)	1,143,400	15,908
Blue Earth Refineries, Inc. (b)	255,909	0
Chubu Steel Plate Co. Ltd.	447,400	2,178
Compania de Minas Buenaventura SA sponsored ADR (b)	2,436,100	35,689
Freeport-McMoRan, Inc.	460,575	5,969
Handy & Harman Ltd. (b)	136,450	3,803
Hill & Smith Holdings PLC	1,887,200	26,799
Orosur Mining, Inc. (b)	3,211,600	738
Orvana Minerals Corp. (b)	825,827	177
Pacific Metals Co. Ltd. (b)	4,115,000	11,138
Tohoku Steel Co. Ltd. (a)	675,700	6,546
Tokyo Tekko Co. Ltd. (a)	4,115,000	15,150
Universal Stainless & Alloy Products, Inc. (b)	74,100	866
Webco Industries, Inc. (b)	8,244	354
		125,315
Paper & Forest Products - 0.1%
Cardinal Co. Ltd. (c)	99,300	629
Stella-Jones, Inc. (b)	600,000	21,392
		22,021

TOTAL MATERIALS		1,075,706

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
APT Satellite Holdings Ltd.	1,393,000	959
Asia Satellite Telecommunications Holdings Ltd.	874,000	1,257
		2,216
UTILITIES - 0.4%
Electric Utilities - 0.1%
Exelon Corp.	1,500,000	55,920
Gas Utilities - 0.2%
Busan City Gas Co. Ltd.	3,281	100
GAIL India Ltd.	3,500,000	20,045
Hokuriku Gas Co.	1,651,000	4,269
K&O Energy Group, Inc.	580,000	8,272
Keiyo Gas Co. Ltd.	581,000	2,616
KyungDong City Gas Co. Ltd.	153,670	10,937
South Jersey Industries, Inc.	271,875	8,667
Star Gas Partners LP	1,000,000	8,880
		63,786
Independent Power and Renewable Electricity Producers - 0.0%
Mega First Corp. Bhd (a)	32,700,045	14,781
Mega First Corp. Bhd warrants 4/8/20 (b)	4,315,390	456
		15,237
Multi-Utilities - 0.1%
CMS Energy Corp.	710,680	32,109
Water Utilities - 0.0%
Manila Water Co., Inc.	6,067,100	3,341

TOTAL UTILITIES		170,393

TOTAL COMMON STOCKS
(Cost $18,986,149)		35,312,404

Nonconvertible Preferred Stocks - 0.0%
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Nam Yang Dairy Products	4,917	1,089
MATERIALS - 0.0%
Construction Materials - 0.0%
Buzzi Unicem SpA (Risparmio Shares)	1,804,200	19,838
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $15,847)		20,927
	Principal Amount (000s)	Value (000s)

Nonconvertible Bonds - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Centrus Energy Corp. 8% 9/30/19 pay-in-kind (Cost $19,749)	13,347	5,096
	Shares	Value (000s)

Money Market Funds - 12.7%
Fidelity Cash Central Fund, 0.42% (d)	4,703,421,187	4,703,421
Fidelity Securities Lending Cash Central Fund, 0.45% (d)(e)	379,578,218	379,578
TOTAL MONEY MARKET FUNDS
(Cost $5,082,999)		5,082,999
TOTAL INVESTMENT PORTFOLIO - 101.0%
(Cost $24,104,744)		40,421,426
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(408,904)
NET ASSETS - 100%		$40,012,522

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Affiliated company

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$14,350
Fidelity Securities Lending Cash Central Fund	15,439
Total	$29,789

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
A&D Co. Ltd.	$4,590	$--	$833	$94	$--
Aalberts Industries NV	274,598	--	9,498	4,241	280,615
Abbey PLC	31,427	--	908	286	27,009
Abercrombie & Fitch Co. Class A	140,399	--	49,427	5,223	111,229
Accell Group NV	48,781	--	2,092	1,488	55,294
AECOM	253,561	3,081	16,253	--	276,570
Aeropostale, Inc.	11,823	--	7,473	--	--
Air T, Inc.	5,035	--	387	--	4,609
AJIS Co. Ltd.	14,551	--	521	195	28,027
Akka Technologies SA	40,883	--	1,063	623	--
Alconix Corp.	18,299	--	457	396	15,908
Allegiance Bancshares, Inc.	--	13,998	360	--	--
Almost Family, Inc.	37,748	--	2,254	--	32,103
Alpha & Omega Semiconductor Ltd.	15,062	--	21,037	--	--
Alps Logistics Co. Ltd.	20,415	--	506	425	17,736
Ambassadors Group, Inc.	2,842	--	3,187	--	--
ANSYS, Inc.	433,504	--	11,726	--	399,734
April	34,520	--	986	629	--
Arctic Cat, Inc.	10,014	10,618	379	105	17,363
Ark Restaurants Corp.	4,734	190	127	196	4,594
Arts Optical International Holdings Ltd.	12,106	--	579	302	12,370
ASL Marine Holdings Ltd.	8,533	--	204	89	5,316
Assurant, Inc.	360,661	--	48,607	8,345	352,793
ASTI Corp.	2,228	--	260	26	2,051
Atlas Air Worldwide Holdings, Inc.	82,326	1,864	1,917	--	72,657
Atwood Oceanics, Inc.	117,000	16,244	2,538	2,088	67,818
Axell Corp.	11,995	--	239	65	5,716
Axis Capital Holdings Ltd.	404,549	--	27,047	9,032	363,338
AZZ, Inc.	71,487	--	2,212	814	83,311
Barratt Developments PLC	767,988	20,974	29,209	30,390	451,627
Bel Fuse, Inc. Class A	4,111	--	301	47	3,309
Belc Co. Ltd.	66,533	--	2,012	738	74,524
Belluna Co. Ltd.	57,188	--	1,463	912	59,870
Best Buy Co., Inc.	1,019,021	3,467	51,368	45,029	1,013,053
Black Box Corp.	25,970	--	641	733	21,944
BMTC Group, Inc.	60,706	--	7,685	773	44,380
Buffalo Co. Ltd.	731	--	20	24	--
Cal Dive International, Inc.	33	--	38	--	--
Calian Technologies Ltd.	10,340	--	275	507	12,538
Carbo Ceramics, Inc.	71,675	--	1,089	218	29,891
Chase Corp.	32,018	--	1,112	543	49,296
Chilled & Frozen Logistics Holdings Co. Ltd. (formerly Hutech Norin Co. Ltd.)	8,174	2,843	328	231	17,074
Chuoh Pack Industry Co. Ltd.	4,904	--	135	144	4,728
Cinderella Media Group Ltd.	5,949	--	153	--	4,868
Civeo Corp.	20,459	2,250	536	--	14,344
Clip Corp.	2,669	--	77	118	2,635
Codorus Valley Bancorp, Inc.	9,961	2,700	330	308	13,291
Contango Oil & Gas Co.	--	15,237	217	--	18,778
Core Molding Technologies, Inc.	6,491	4,329	183	--	11,084
Cosmos Pharmaceutical Corp.	187,035	--	13,473	722	288,551
Create SD Holdings Co. Ltd.	124,773	--	3,802	1,252	145,712
CSE Global Ltd.	17,630	--	438	895	14,906
Daewon Pharmaceutical Co. Ltd.	34,578	--	--	238	34,676
Daiichi Kensetsu Corp.	20,366	--	534	391	19,901
DCC PLC (United Kingdom)	593,760	--	42,727	10,342	624,867
Deepak Fertilisers and Petrochemicals Corp. Ltd.	16,720	--	--	568	18,663
DongKook Pharmaceutical Co. Ltd.	34,394	--	1,298	133	37,160
DVx, Inc.	8,933	--	214	139	8,067
Ebix, Inc.	97,038	--	9,691	906	153,226
EcoGreen International Group Ltd.	12,396	--	297	284	10,325
Educational Development Corp.	1,700	--	4,163	65	--
Elematec Corp.	25,776	3,890	703	633	28,328
Endurance Specialty Holdings Ltd.	166,380	--	4,394	3,440	--
EOH Holdings Ltd.	100,360	--	2,291	685	72,904
Essendant, Inc.	80,696	--	4,143	1,183	41,363
Excel Co. Ltd.	13,278	--	317	218	10,832
Farstad Shipping ASA	8,658	--	136	--	3,213
Ff Group	101,818	7,536	2,302	1,356	107,213
First Juken Co. Ltd.	17,668	--	477	452	18,267
Food Empire Holdings Ltd.	8,282	--	238	--	12,087
Foremost Income Fund	8,325	855	--	726	--
Fossil Group, Inc.	148,789	81,212	3,201	--	144,576
Fresh Del Monte Produce, Inc.	219,996	--	13,215	2,736	299,600
Fuji Kosan Co. Ltd.	3,206	--	80	78	2,866
Fujikura Kasei Co., Ltd.	13,516	--	411	323	17,183
Fursys, Inc.	28,393	--	--	474	28,855
Fyffes PLC (Ireland)	41,727	--	1,269	832	44,248
Gabia, Inc.	6,135	--	1,565	27	5,345
GameStop Corp. Class A	346,709	63,051	7,972	12,261	293,285
Gencor Industries, Inc.	4,030	--	3,555	--	--
Genky Stores, Inc.	27,461	--	1,698	98	13,359
Genworth Financial, Inc. Class A	184,627	2,334	49,707	--	--
Geodesic Ltd.	0	--	0	--	--
Geospace Technologies Corp.	22,267	--	546	--	20,470
Geumhwa PSC Co. Ltd.	13,184	859	--	208	12,187
Gildan Activewear, Inc.	418,291	--	122,173	2,498	--
Global Brass & Copper Holdings, Inc.	19,375	--	22,846	46	--
GNC Holdings, Inc.	56,016	117,237	3,685	3,011	98,942
Goodfellow, Inc.	5,591	--	175	252	6,846
Grasim Industries Ltd. (formerly Aditya Birla Chemicals India Ltd.)	8,172	--	--	173	--
Guess?, Inc.	165,690	13,666	13,536	6,927	110,594
Gujarat Narmada Valley Fertilizers Co.	13,618	--	--	--	31,358
Gujarat State Fertilizers & Chemicals Ltd.	35,961	--	--	1,045	33,010
Gulfmark Offshore, Inc. Class A	23,790	--	15,203	--	--
Halows Co. Ltd.	25,090	164	3,101	224	27,422
Hamakyorex Co. Ltd.	26,715	--	718	293	24,611
Hampshire Group Ltd.	212	--	2	--	12
Handsome Co. Ltd.	83,048	--	9,847	425	74,379
Hanger, Inc.	57,876	2,258	927	--	29,120
Hanwha Galleria Timeworld Co. Ltd.	39,235	--	33,600	--	--
Helen of Troy Ltd.	228,641	--	16,744	--	242,740
Hiday Hidaka Corp.	40,481	--	1,263	456	48,144
Honshu Chemical Industry Co. Ltd.	10,002	--	207	175	5,713
Hoshiiryou Sanki Co. Ltd.	8,771	5	254	101	10,919
Houston Wire & Cable Co.	10,734	--	201	345	6,545
HTL International Holdings Ltd.	4,283	--	12,763	--	--
Hurco Companies, Inc.	16,320	326	413	177	13,824
Huvitz Co. Ltd.	12,997	--	11,219	7	--
Hwacheon Machine Tool Co. Ltd.	12,522	--	--	235	9,871
Hyster-Yale Materials Handling Class A	15,591	--	368	261	14,289
Hyster-Yale Materials Handling Class B	20,978	--	--	357	19,775
I-Sheng Electric Wire & Cable Co. Ltd.	13,148	--	--	1,123	15,341
IA Group Corp.	5,216	--	139	148	5,226
ICT Automatisering NV	5,896	--	192	175	8,959
IDIS Holdings Co. Ltd.	12,624	--	--	85	11,718
Ihara Science Corp.	8,834	76	225	206	8,622
Indra Sistemas	169,695	--	10,318	--	171,608
InfoVine Co. Ltd.	5,103	--	--	217	4,207
Intage Holdings, Inc.	31,087	311	1,064	465	28,744
Intelligent Digital Integrated Security Co. Ltd.	15,377	--	633	192	10,555
INTOPS Co. Ltd.	11,689	--	--	215	15,416
INZI Controls Co. Ltd.	6,514	--	--	161	8,474
Isewan Terminal Service Co. Ltd.	8,195	--	240	242	9,100
Isra Vision AG	23,885	--	752	154	35,314
Jaya Holdings Ltd.	1,855	--	28	--	1,121
Jeil Pharmaceutical Co.	18,836	--	20,321	7	--
JLM Couture, Inc.	472	--	27	--	563
Jorudan Co. Ltd.	4,190	--	88	47	3,328
Jumbo SA	80,910	--	3,410	2,941	127,943
Kingboard Chemical Holdings Ltd.	146,025	--	3,807	5,527	182,540
Know IT AB	10,231	--	308	532	13,677
Kohsoku Corp.	14,026	--	444	385	16,596
Kondotec, Inc.	10,267	602	315	278	12,597
Korea Electric Terminal Co. Ltd.	61,233	--	--	324	55,230
KSK Co., Ltd.	5,260	--	152	162	5,892
Kwang Dong Pharmaceutical Co. Ltd.	38,549	--	--	166	26,493
Kyeryong Construction Industrial Co. Ltd.	8,226	--	1,400	--	7,674
Kyoto Kimono Yuzen Co. Ltd.	11,861	--	4,433	340	7,517
Kyowakogyosyo Co. Ltd.	2,066	--	50	41	--
LCNB Corp.	11,315	63	313	446	12,258
LHC Group, Inc.	68,529	--	27,274	--	49,216
Majesco Ltd. (formerly Minefield Computers Ltd.)	7,428	--	8,011	--	--
Majestic Wine PLC	26,324	--	2,749	--	--
Maruzen Co. Ltd.	16,235	--	409	297	16,271
Mastek Ltd.	4,763	--	922	79	2,396
Mega First Corp. Bhd	13,926	4,101	--	560	14,781
Melbourne IT Ltd.	10,855	--	8,611	146	--
Melexis NV	148,117	--	4,149	4,809	177,059
Mesa Laboratories, Inc.	29,561	--	1,460	177	31,428
Metro, Inc. Class A (sub. vtg.)	797,492	--	47,598	9,342	1,005,281
Michang Oil Industrial Co. Ltd.	10,693	--	--	258	14,143
Miroku Corp.	2,045	--	53	48	2,212
Mitani Sekisan Co. Ltd.	23,565	977	715	241	34,093
Mitie Group PLC	103,021	362	3,745	3,578	64,987
Motonic Corp.	32,471	--	--	646	27,044
Mr. Bricolage SA	14,004	--	388	262	13,237
Muhak Co. Ltd.	126,833	--	--	479	59,618
Murakami Corp.	14,734	406	388	167	12,838
Muramoto Electronic Thailand PCL (For. Reg.)	9,302	--	269	636	8,851
Nac Co. Ltd.	9,298	--	251	335	9,478
Nadex Co. Ltd.	5,599	--	118	108	4,108
Nafco Co. Ltd.	35,808	--	902	626	33,322
Nakayamafuku Co. Ltd.	7,870	--	226	236	8,398
NCI, Inc. Class A	9,297	--	1,846	105	--
ND Software Co. Ltd.	16,181	--	343	180	10,531
Neonode, Inc.	7,987	--	5,857	--	--
NETGEAR, Inc.	64,766	--	77,199	--	--
Next PLC	1,892,126	--	69,097	58,472	960,887
Nextchip Co. Ltd.	5,920	--	5,169	--	--
NICE Total Cash Management Co., Ltd.	8,924	--	9,871	72	8,303
Nippo Ltd.	3,050	--	107	--	1,768
Nippon Rietec Co. Ltd.	9,073	--	279	123	--
Norwood Financial Corp.	5,907	--	155	235	5,246
Nucleus Software Exports Ltd.	9,754	--	--	165	6,405
Nutraceutical International Corp.	25,454	--	723	--	26,232
OFG Bancorp	19,975	--	808	656	25,308
Oil States International, Inc.	55,454	23,329	2,232	--	--
Origin Enterprises PLC	--	54,977	176	--	52,849
P&F Industries, Inc. Class A	2,998	--	92	205	3,150
Pal Co. Ltd.	37,955	174	1,582	645	--
Parker Corp.	8,347	--	208	123	7,322
Pelion SA	10,840	--	299	--	--
Pinnacle Technology Holdings Ltd.	8,437	--	214	--	--
Piolax, Inc.	47,481	--	1,309	567	45,328
Prim SA	17,873	--	441	545	14,833
Qol Co. Ltd.	31,465	1,707	679	342	27,774
Relo Holdings Corp.	130,540	--	24,740	1,294	157,507
RenaissanceRe Holdings Ltd.	306,331	--	9,011	3,431	325,965
Roadrunner Transportation Systems, Inc.	16,517	34,053	19,194	--	21,448
Rocky Mountain Chocolate Factory, Inc.	5,336	222	128	199	4,457
Ruby Tuesday, Inc.	27,415	--	21,863	--	--
S&T Holdings Co. Ltd.	16,528	--	--	147	14,556
Sakai Moving Service Co. Ltd.	34,043	--	1,098	445	34,221
Samsung Climate Control Co. Ltd.	4,502	--	--	34	4,560
Sanei Architecture Planning Co. Ltd.	15,750	--	420	281	14,043
Sarantis SA	17,343	--	531	354	21,370
ScanSource, Inc.	82,806	3,343	2,410	--	91,087
Seagate Technology LLC	1,397,845	19,392	26,257	67,083	877,660
Select Comfort Corp.	24,957	45,240	27,124	--	--
Select Harvests Ltd.	48,010	--	1,270	1,678	27,700
Senshu Electric Co. Ltd.	17,070	--	410	290	15,380
Servotronics, Inc.	907	--	33	22	1,320
Sewon Precision Industries Co. Ltd.	10,763	--	--	35	8,290
Shibaura Electronics Co. Ltd.	11,265	--	298	309	11,774
ShoLodge, Inc.	0	--	--	--	0
Sigmatron International, Inc.	1,539	180	49	--	1,501
Sinwa Ltd.	3,883	--	104	651	4,271
SJM Co. Ltd.	7,201	--	--	183	8,445
SJM Holdings Co. Ltd.	5,807	--	--	181	6,768
Societe Pour L'Informatique Industrielle SA	14,968	--	538	140	25,005
Soken Chemical & Engineer Co. Ltd.	7,392	--	174	203	6,538
Span-America Medical System, Inc.	4,705	158	141	171	4,705
SPK Corp.	4,477	717	126	110	5,479
Sportscene Group, Inc. Class A	1,550	--	42	--	1,316
Steiner Leisure Ltd.	74,171	--	27,977	--	--
Step Co. Ltd.	10,335	--	311	256	12,446
Sterling Construction Co., Inc.	8,258	1,547	259	--	12,194
Strongco Corp.	1,733	--	41	--	1,173
Sun Hing Vision Group Holdings Ltd.	8,958	--	230	694	7,647
Sunjin Co. Ltd.	22,678	--	--	54	20,180
Swift Energy Co.	3,025	--	1,536	--	--
Sword Group	13,247	--	1,516	639	13,332
SYNNEX Corp.	244,095	--	15,728	2,516	307,461
T&K Toka Co. Ltd.	13,984	--	372	203	13,161
Techno Smart Corp.	3,673	--	88	92	3,363
Telechips, Inc.	6,347	--	6,351	60	--
Tessco Technologies, Inc.	14,363	58	1,986	311	6,533
The Buckle, Inc.	34,623	125,500	2,464	6,135	132,461
The Monogatari Corp.	17,928	--	11,415	131	--
The Pack Corp.	37,618	--	3,261	708	46,476
Tocalo Co. Ltd.	17,980	--	478	502	16,802
Tohoku Steel Co. Ltd.	7,715	--	187	85	6,546
Token Corp.	54,313	--	9,787	534	57,849
Tokyo Kisen Co. Ltd.	5,573	--	148	196	5,555
Tokyo Kohtetsu Co. Ltd.	4,235	--	7,442	49	--
Tokyo Tekko Co. Ltd.	20,674	--	494	392	15,150
Tomen Devices Corp.	11,055	--	294	245	10,840
Total Energy Services, Inc.	25,838	--	661	344	21,762
Totech Corp.	7,147	--	223	262	11,171
TOW Co. Ltd.	11,251	--	1,680	358	11,751
Trancom Co. Ltd.	54,381	--	1,489	539	59,491
Trio-Tech International	785	--	53	--	875
Triple-S Management Corp.	47,695	--	5,506	--	49,208
Tsukui Corp.	19,071	--	8,284	180	28,721
UKC Holdings Corp.	30,529	--	806	553	22,097
Uni-Select, Inc.	80,306	--	30,470	495	53,667
Unit Corp.	94,775	--	1,943	--	58,338
Universal Logistics Holdings I	26,729	7,519	703	344	24,741
Universal Security Instruments, Inc.	1,063	--	589	--	--
Unum Group	664,653	--	43,206	13,356	576,028
Utah Medical Products, Inc.	21,392	--	653	398	24,740
VSE Corp.	21,733	222	1,174	200	--
VST Holdings Ltd.	46,996	--	1,817	2,090	31,048
W&T Offshore, Inc.	22,025	--	17,798	--	--
Watts Co. Ltd.	10,812	--	291	163	12,358
Weight Watchers International, Inc.	17,956	--	2,265	--	52,032
Whanin Pharmaceutical Co. Ltd.	36,620	--	--	312	25,398
WIN-Partners Co. Ltd.	20,387	--	558	450	20,281
Workman Co. Ltd.	85,485	--	9,363	885	80,055
Yip's Chemical Holdings Ltd.	14,805	--	304	530	--
Youngone Holdings Co. Ltd.	67,061	--	--	317	48,445
Yusen Logistics Co. Ltd.	37,858	--	3,129	505	34,365
Yutaka Giken Co. Ltd.	28,522	--	822	524	26,673
Zumiez, Inc.	10,179	26,940	1,960	--	32,011
Total	$17,671,603	$743,364	$1,454,007	$387,942	$14,704,945

 * Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$10,044,826	$9,030,462	$1,014,358	$6
Consumer Staples	3,461,734	2,556,033	897,180	8,521
Energy	1,123,003	985,493	137,510	--
Financials	4,655,991	4,175,277	479,761	953
Health Care	4,923,695	4,773,569	150,126	--
Industrials	3,318,238	2,799,514	518,724	--
Information Technology	6,537,691	6,397,617	140,074	--
Materials	1,095,544	808,572	286,972	--
Telecommunication Services	2,216	2,216	--	--
Utilities	170,393	155,236	15,157	--
Corporate Bonds	5,096	--	5,096	--
Money Market Funds	5,082,999	5,082,999	--	--
Total Investments in Securities:	$40,421,426	$36,766,988	$3,644,958	$9,480

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$3,072,294
Level 2 to Level 1	$172,406

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	60.1%
Japan	7.9%
United Kingdom	4.9%
Canada	4.6%
Ireland	4.5%
Bermuda	3.2%
Netherlands	2.2%
Korea (South)	2.0%
Taiwan	1.6%
Cayman Islands	1.5%
Bailiwick of Guernsey	1.1%
India	1.0%
Others (Individually Less Than 1%)	5.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2016
Assets
Investment in securities, at value (including securities loaned of $372,441) — See accompanying schedule: Unaffiliated issuers (cost $11,226,982)	$20,633,482
Fidelity Central Funds (cost $5,082,999)	5,082,999
Other affiliated issuers (cost $7,794,763)	14,704,945
Total Investments (cost $24,104,744)		$40,421,426
Foreign currency held at value (cost $1,607)		1,608
Receivable for investments sold		16,762
Receivable for fund shares sold		19,334
Dividends receivable		48,156
Interest receivable		359
Distributions receivable from Fidelity Central Funds		2,466
Other receivables		1,849
Total assets		40,511,960
Liabilities
Payable for investments purchased	$58,129
Payable for fund shares redeemed	33,677
Accrued management fee	20,666
Other affiliated payables	4,073
Other payables and accrued expenses	3,315
Collateral on securities loaned, at value	379,578
Total liabilities		499,438
Net Assets		$40,012,522
Net Assets consist of:
Paid in capital		$22,727,959
Undistributed net investment income		225,648
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		742,965
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		16,315,950
Net Assets		$40,012,522
Low-Priced Stock:
Net Asset Value, offering price and redemption price per share ($28,523,550 ÷ 575,364 shares)		$49.57
Class K:
Net Asset Value, offering price and redemption price per share ($11,488,972 ÷ 231,830 shares)		$49.56

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2016
Investment Income
Dividends (including $387,942 earned from other affiliated issuers)		$817,757
Interest		1,449
Income from Fidelity Central Funds		29,789
Total income		848,995
Expenses
Management fee
Basic fee	$240,529
Performance adjustment	47,502
Transfer agent fees	47,035
Accounting and security lending fees	2,319
Custodian fees and expenses	2,502
Independent trustees' fees and expenses	180
Registration fees	324
Audit	240
Legal	119
Miscellaneous	319
Total expenses before reductions	341,069
Expense reductions	(988)	340,081
Net investment income (loss)		508,914
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,564,923
Other affiliated issuers	13,800
Foreign currency transactions	(1,078)
Total net realized gain (loss)		1,577,645
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $1,100)	(2,865,658)
Assets and liabilities in foreign currencies	(54)
Total change in net unrealized appreciation (depreciation)		(2,865,712)
Net gain (loss)		(1,288,067)
Net increase (decrease) in net assets resulting from operations		$(779,153)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2016	Year ended July 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$508,914	$481,960
Net realized gain (loss)	1,577,645	2,982,929
Change in net unrealized appreciation (depreciation)	(2,865,712)	642,784
Net increase (decrease) in net assets resulting from operations	(779,153)	4,107,673
Distributions to shareholders from net investment income	(528,171)	(489,296)
Distributions to shareholders from net realized gain	(1,338,985)	(2,217,917)
Total distributions	(1,867,156)	(2,707,213)
Share transactions - net increase (decrease)	(1,482,043)	(4,036,455)
Redemption fees	1,921	1,697
Total increase (decrease) in net assets	(4,126,431)	(2,634,298)
Net Assets
Beginning of period	44,138,953	46,773,251
End of period	$40,012,522	$44,138,953
Other Information
Undistributed net investment income end of period	$225,648	$254,596

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Low-Priced Stock Fund

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$52.65	$51.03	$47.84	$38.52	$40.67
Income from Investment Operations
Net investment income (loss)A	.59	.52	.53	.48	.37
Net realized and unrealized gain (loss)	(1.44)	4.06	5.96	11.61	(.03)
Total from investment operations	(.85)	4.58	6.49	12.09	.34
Distributions from net investment income	(.62)	(.52)	(.39)	(.49)	(.28)
Distributions from net realized gain	(1.61)	(2.44)	(2.91)	(2.28)	(2.21)
Total distributions	(2.23)	(2.96)	(3.30)	(2.77)	(2.49)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$49.57	$52.65	$51.03	$47.84	$38.52
Total ReturnC	(1.48)%	9.32%	14.42%	33.12%	1.68%
Ratios to Average Net AssetsD,E
Expenses before reductions	.88%	.79%	.82%	.79%	.88%
Expenses net of fee waivers, if any	.88%	.79%	.82%	.79%	.88%
Expenses net of all reductions	.88%	.79%	.82%	.79%	.88%
Net investment income (loss)	1.24%	1.02%	1.07%	1.14%	1.00%
Supplemental Data
Net assets, end of period (in millions)	$28,524	$30,150	$30,576	$28,171	$22,999
Portfolio turnover rateF	9%G	9%G	12%G	11%	19%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Low-Priced Stock Fund Class K

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$52.64	$51.02	$47.83	$38.52	$40.67
Income from Investment Operations
Net investment income (loss)A	.64	.57	.58	.53	.42
Net realized and unrealized gain (loss)	(1.44)	4.06	5.96	11.60	(.03)
Total from investment operations	(.80)	4.63	6.54	12.13	.39
Distributions from net investment income	(.67)	(.57)	(.44)	(.54)	(.33)
Distributions from net realized gain	(1.61)	(2.44)	(2.91)	(2.28)	(2.21)
Total distributions	(2.28)	(3.01)	(3.35)	(2.82)	(2.54)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$49.56	$52.64	$51.02	$47.83	$38.52
Total ReturnC	(1.38)%	9.44%	14.55%	33.27%	1.83%
Ratios to Average Net AssetsD,E
Expenses before reductions	.78%	.69%	.72%	.68%	.76%
Expenses net of fee waivers, if any	.78%	.69%	.72%	.68%	.76%
Expenses net of all reductions	.78%	.69%	.72%	.68%	.76%
Net investment income (loss)	1.34%	1.11%	1.17%	1.26%	1.12%
Supplemental Data
Net assets, end of period (in millions)	$11,489	$13,989	$16,198	$14,691	$9,985
Portfolio turnover rateF	9%G	9%G	12%G	11%	19%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity Low-Priced Stock Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Low-Priced Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in-kind, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$18,429,962
Gross unrealized depreciation	(2,316,634)
Net unrealized appreciation (depreciation) on securities	$16,113,328
Tax Cost	$24,308,098

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$224,448
Undistributed long-term capital gain	$946,318
Net unrealized appreciation (depreciation) on securities and other investments	$16,113,418

The tax character of distributions paid was as follows:

	July 31, 2016	July 31, 2015
Ordinary Income	$587,672	$ 550,274
Long-term Capital Gains	1,279,484	2,156,939
Total	$1,867,156	$ 2,707,213

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $3,321,571 and $5,469,973, respectively.

Redemptions In-Kind. During the period, 22,834 shares of the Fund held by unaffiliated entities were redeemed in-kind for cash and investments, including accrued interest, with a value of $1,089,429. The net realized gain of $567,763 on investments delivered through the in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 43,165 shares of the Fund held by unaffiliated entities were redeemed for cash and investments, including accrued interest, with a value of $2,214,623. The Fund had a net realized gain of $1,228,379 on investments delivered through the in-kind redemptions. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Low-Priced Stock as compared to its benchmark index, the Russell 2000 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .72% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Low-Priced Stock. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Low-Priced Stock	$41,330.15
Class K	5,705.05
	$ 47,035

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $149 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $83 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $10,162. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $15,439, including $1,133 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $697 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $291.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2016	Year ended July 31, 2015
From net investment income
Low-Priced Stock	$356,516	$308,914
Class K	171,655	180,382
Total	$528,171	$489,296
From net realized gain
Low-Priced Stock	$917,359	$1,447,788
Class K	421,626	770,129
Total	$1,338,985	$2,217,917

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015
Low-Priced Stock
Shares sold	73,081	49,502	$3,496,723	$2,521,927
Reinvestment of distributions	24,403	32,942	1,179,176	1,647,856
Shares redeemed	(94,728)	(108,975)(a)	(4,533,400)	(5,539,766)(a)
Net increase (decrease)	2,756	(26,531)	$142,499	$(1,369,983)
Class K
Shares sold	36,926	55,038	$1,770,314	$2,806,178
Reinvestment of distributions	12,287	19,018	593,281	950,511
Shares redeemed	(83,156)(b)	(125,754)(a)	(3,988,137)(b)	(6,423,161)(a)
Net increase (decrease)	(33,943)	(51,698)	$(1,624,542)	$(2,666,472)

 (a) Amount includes in-kind redemptions (see Note 4: Prior Fiscal Year Redemptions In-Kind).

 (b) Amount includes in-kind redemptions (see Note 4: Redemptions In-Kind).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Low-Priced Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Low-Priced Stock Fund (a fund of Fidelity Puritan Trust) at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Low-Priced Stock Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
September 19, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2016 to July 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During Period-B February 1, 2016 to July 31, 2016
Low-Priced Stock	.87%
Actual		$1,000.00	$1,096.70	$4.54
Hypothetical-C		$1,000.00	$1,020.54	$4.37
Class K	.77%
Actual		$1,000.00	$1,097.20	$4.02
Hypothetical-C		$1,000.00	$1,021.03	$3.87

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Low-Priced Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Low-Priced Stock	09/19/16	09/16/16	$0.281	$1.196
Class K	09/19/16	09/16/16	$0.309	$1.196

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2016, $991,150,823 or, if subsequently determined to be different, the net capital gain of such year.

Low-Priced Stock designates 71% and 55%; Class K designates 65% and 53%; of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Low-Priced Stock, Class K, designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Low-Priced Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in May 2016.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Low-Priced Stock Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Low-Priced Stock Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking. The Board noted that the comparisons for 2015 reflect a revised Total Mapped Group that no longer includes funds with micro-cap objectives and that FMR believes this Total Mapped Group is a more appropriate comparison because the fund does not have a micro-cap objective.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Low-Priced Stock Fund Class K Annual Report July 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class K	(1.38)%	10.90%	8.40%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Low-Priced Stock Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Low-Priced Stock Fund - Class K on July 31, 2006. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period. See above for additional information regarding the performance of Class K.

Period Ending Values
$22,392	Fidelity® Low-Priced Stock Fund - Class K
$19,982	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained modestly for the year ending July 31, 2016, overcoming persistent concern about global economic growth, uncertainty regarding U.S. monetary policy and the U.K.’s late-June vote to leave the European Union, dubbed Brexit. The S&P 500® index rose 5.61%, with larger-cap, value-oriented stocks and defensive sectors shining brightest. Volatility peaked in the early weeks of 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets then rose beginning in February amid U.S. job gains, a broad rally in energy and materials markets, global economic stimulus and perceived softening of monetary policy by the U.S. Federal Reserve. The June 23 Brexit vote surprised markets and resulted in a sharp two-day decline for stocks, followed by a rebound as investor sentiment shifted and remained positive through July 31. For the year, dividend-rich telecom services (+26%), utilities (+23%) and consumer staples (+12%) led the way amid strong investor demand for yield. Industrials (+10%) and information technology (+10%) also outperformed, as did materials (+8%), despite a weak commodities environment overall. Conversely, a strong run for real estate stocks couldn’t keep financials (-4%) from losing ground, as low interest rates continued to squeeze bank profits.

Comments from Portfolio Manager Joel Tillinghast:  For the year, the fund’s share classes returned roughly -1%, trailing the flat result of the benchmark Russell 2000® index. Much of the underperformance was due to lack of exposure to real estate investment trusts (REITs) and utilities, each of which posted a big gain as the prolonged period of low interest rates led investors to seek more-stable, predictable income. Our non-U.S. holdings also detracted despite a favorable currency impact overall. The fund's largest relative detractor by far was U.K. retailer Next, which was hurt by rising import costs, shaken consumer confidence and the drop in the British pound after the Brexit vote. Other detractors included computer storage firm Seagate Technology, a top holding that lost nearly a third of its value on a slowdown in unit sales and increased competition. Conversely, the fund was helped by choices in health care, where insurer UnitedHealth Group – the fund's largest position – was its biggest relative contributor. Software giant Microsoft also added value, but was sold from the fund by period end. None of the stocks mentioned were in the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  Effective May 13, 2016, Morgen Peck joined the portfolio management team as a co-manager, assuming responsibility for the fund's information technology and telecommunication services sleeves, succeeding Rayna Lesser Hannaway.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
UnitedHealth Group, Inc.	5.5	5.5
Ross Stores, Inc.	2.7	2.7
Best Buy Co., Inc.	2.5	2.3
Metro, Inc. Class A (sub. vtg.)	2.5	2.2
Next PLC	2.4	3.9
Seagate Technology LLC	2.2	2.1
AutoZone, Inc.	1.6	1.7
DCC PLC (United Kingdom)	1.6	1.5
Unum Group	1.4	1.4
Aetna, Inc.	1.3	1.3
	23.7

Top Five Market Sectors as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	25.1	26.9
Information Technology	16.4	17.3
Health Care	12.3	11.9
Financials	11.6	11.7
Consumer Staples	8.7	7.7

Asset Allocation (% of fund's net assets)

As of July 31, 2016 *
Stocks	88.3%
Short-Term Investments and Net Other Assets (Liabilities)	11.7%

 * Foreign investments - 39.9%

As of January 31, 2016 *
Stocks	88.8%
Short-Term Investments and Net Other Assets (Liabilities)	11.2%

 * Foreign investments - 40.3%

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 88.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 25.1%
Auto Components - 1.7%
ASTI Corp. (a)	1,049,000	$2,051
Cooper Tire & Rubber Co.	24,900	821
G-Tekt Corp.	79,000	1,206
Gentex Corp.	5,520,000	97,538
Hi-Lex Corp.	1,516,800	40,241
INFAC Corp.	325,139	2,104
INZI Controls Co. Ltd. (a)	1,516,000	8,474
Johnson Controls, Inc.	6,426,500	295,105
Motonic Corp. (a)	3,250,000	27,044
Murakami Corp. (a)	845,000	12,838
Nippon Seiki Co. Ltd.	2,849,500	47,213
Piolax, Inc. (a)	894,700	45,328
S&T Holdings Co. Ltd. (a)	859,329	14,556
Samsung Climate Control Co. Ltd. (a)	499,950	4,560
Sewon Precision Industries Co. Ltd. (a)	500,000	8,290
Shoei Co. Ltd.	296,600	4,910
SJM Co. Ltd. (a)	1,282,000	8,445
SJM Holdings Co. Ltd. (a)	1,332,974	6,768
Standard Motor Products, Inc.	129,340	5,425
Strattec Security Corp.	158,000	7,047
Sungwoo Hitech Co. Ltd.	1,888,517	13,882
TBK Co. Ltd.	999,500	3,678
Yachiyo Industry Co. Ltd.	954,300	8,404
Yutaka Giken Co. Ltd. (a)	1,326,000	26,673
		692,601
Distributors - 0.2%
Central Automotive Products Ltd.	80,500	709
Chori Co. Ltd.	464,700	6,950
Nakayamafuku Co. Ltd. (a)	1,086,800	8,398
SPK Corp. (a)	266,800	5,479
Uni-Select, Inc. (a)	2,200,000	53,667
		75,203
Diversified Consumer Services - 0.3%
American Public Education, Inc. (b)	46,479	1,331
Apollo Education Group, Inc. Class A (non-vtg.) (b)	1,545,162	13,891
Clip Corp. (a)	293,900	2,635
Cross-Harbour Holdings Ltd.	893,000	1,218
Houghton Mifflin Harcourt Co. (b)	1,400,000	23,730
Meiko Network Japan Co. Ltd.	894,700	9,560
Novarese, Inc. (c)	231,000	1,841
Shingakukai Co. Ltd.	155,900	733
Sotheby's Class A (Ltd. vtg.) (c)	49,700	1,610
Step Co. Ltd. (a)	1,163,000	12,446
Weight Watchers International, Inc. (a)(b)(c)	4,361,400	52,032
YBM Sisa.com, Inc.	419,738	1,546
		122,573
Hotels, Restaurants & Leisure - 0.5%
Ark Restaurants Corp. (a)	198,000	4,594
Bloomin' Brands, Inc.	25,000	450
BRONCO BILLY Co. Ltd.	48,500	1,533
Create Restaurants Holdings, Inc.	1,321,200	13,637
El Pollo Loco Holdings, Inc. (b)(c)	1,050,000	13,818
Flanigan's Enterprises, Inc.	74,600	1,773
Hiday Hidaka Corp. (a)	1,936,785	48,144
Ibersol SGPS SA	538,896	6,929
Interval Leisure Group, Inc.	1,000,000	17,980
Intralot SA (b)	1,416,000	1,423
Koshidaka Holdings Co. Ltd.	637,080	12,792
Kura Corp. Ltd.	99,300	5,238
Ohsho Food Service Corp.	534,500	20,420
Sportscene Group, Inc. Class A (a)(b)	358,100	1,316
St. Marc Holdings Co. Ltd.	768,100	23,110
The Monogatari Corp.	222,500	11,633
The Restaurant Group PLC	2,784,900	13,055
Toridoll.corporation	98,900	2,884
		200,729
Household Durables - 3.0%
Abbey PLC (a)	1,917,300	27,009
Barratt Developments PLC (a)	78,000,000	451,627
Bellway PLC	4,227,100	117,258
D.R. Horton, Inc.	3,232,500	106,285
Dorel Industries, Inc. Class B (sub. vtg.)	2,907,800	83,850
Emak SpA	4,737,800	3,525
First Juken Co. Ltd. (a)	1,512,000	18,267
Helen of Troy Ltd. (a)(b)	2,436,900	242,740
Henry Boot PLC	3,514,800	8,361
HTL International Holdings Ltd. (b)	2,237,900	1,561
Libbey, Inc.	800,000	14,952
NACCO Industries, Inc. Class A	277,400	15,609
P&F Industries, Inc. Class A (a)	339,100	3,150
Sanei Architecture Planning Co. Ltd. (a)	1,307,100	14,043
Stanley Furniture Co., Inc.	397,800	975
Steinhoff International Holdings NV (Germany) (c)	2,284,400	14,504
Token Corp. (a)	691,900	57,849
Toll Brothers, Inc. (b)	397,900	11,145
		1,192,710
Internet & Catalog Retail - 0.2%
Belluna Co. Ltd. (a)	9,267,700	59,870
Liberty Interactive Corp. QVC Group Series A (b)	1,000,000	26,810
		86,680
Leisure Products - 0.3%
Accell Group NV (a)	2,128,600	55,294
Arctic Cat, Inc. (a)(c)	1,112,300	17,363
Fenix Outdoor AB Class B (b)	32,298	0
JAKKS Pacific, Inc. (b)(c)	450,000	4,149
Kabe Husvagnar AB (B Shares)	299,298	5,002
Mars Engineering Corp.	571,900	11,720
Mattel, Inc.	400,000	13,352
Miroku Corp. (a)	759,000	2,212
		109,092
Media - 0.8%
Cinderella Media Group Ltd. (a)(b)	17,166,000	4,868
Corus Entertainment, Inc. Class B (non-vtg.) (c)	632,500	6,249
Discovery Communications, Inc. Class A (b)	800,000	20,072
Gannett Co., Inc.	1,388,600	17,719
GfK AG	156,600	6,003
Harte-Hanks, Inc.	800,200	1,328
Hyundai HCN	2,723,979	9,363
Intage Holdings, Inc. (a)	1,799,000	28,744
Ipsos SA	9,549	315
ITE Group PLC	92,900	201
Live Nation Entertainment, Inc. (b)	950,000	26,049
Pico Far East Holdings Ltd.	20,010,000	6,190
Proto Corp.	388,700	4,413
RKB Mainichi Broadcasting Corp.	230,000	2,178
Saga Communications, Inc. Class A	395,500	16,223
Sky Network Television Ltd.	6,313,471	22,296
Starz Series A (b)	1,847,557	55,852
STW Group Ltd.	4,427,821	4,240
Tegna, Inc.	792,100	17,347
Television Broadcasts Ltd.	3,720,000	12,610
TOW Co. Ltd. (a)	1,977,200	11,751
TVA Group, Inc. Class B (non-vtg.) (b)	3,337,503	10,736
Twenty-First Century Fox, Inc.:
Class A	700,000	18,648
Class B	48,600	1,314
Viacom, Inc. Class B (non-vtg.)	99,000	4,502
WOWOW INC.	199,100	5,376
		314,587
Multiline Retail - 2.6%
Lifestyle China Group Ltd. (b)	36,752,000	7,342
Lifestyle International Holdings Ltd.	36,752,000	51,823
Next PLC (a)	14,448,700	960,887
Watts Co. Ltd. (a)	1,248,300	12,358
		1,032,410
Specialty Retail - 13.5%
Abercrombie & Fitch Co. Class A (a)	5,370,800	111,229
Adastria Co. Ltd.	297,800	9,277
AT-Group Co. Ltd.	1,174,500	24,702
AutoZone, Inc. (b)	805,265	655,462
Bed Bath & Beyond, Inc.	5,904,700	265,416
Best Buy Co., Inc. (a)	30,150,400	1,013,053
BMTC Group, Inc. (a)	4,413,200	44,380
Bonia Corp. Bhd	2,503,000	360
Bonjour Holdings Ltd.	4,193,000	186
Buffalo Co. Ltd.	100,600	766
Cash Converters International Ltd.	23,135,997	7,736
Chico's FAS, Inc.	1,300,000	15,613
CST Brands, Inc.	2,681,700	119,926
Delek Automotive Systems Ltd.	796,000	6,920
Destination Maternity Corp. (c)	263,700	1,482
DSW, Inc. Class A	4,800,000	116,448
Dunelm Group PLC	200,000	2,250
Ff Group (a)	4,358,958	107,213
Formosa Optical Technology Co. Ltd.	1,157,000	2,727
Fourlis Holdings SA (b)	400,000	1,565
GameStop Corp. Class A (a)(c)	9,476,100	293,285
GNC Holdings, Inc. (a)	4,847,700	98,942
Goldlion Holdings Ltd.	22,139,569	8,646
Guess?, Inc. (a)	7,513,200	110,594
Halfords Group PLC	1,293,000	6,032
Hibbett Sports, Inc. (b)	547,907	19,133
Hour Glass Ltd.	8,070,800	4,816
IA Group Corp. (a)	782,000	5,226
JB Hi-Fi Ltd.	99,460	1,961
John David Group PLC	2,569,200	42,775
Jumbo SA (a)	10,826,768	127,943
K's Denki Corp.	3,657,700	67,608
Ku Holdings Co. Ltd.	918,500	6,839
Kyoto Kimono Yuzen Co. Ltd. (a)	879,500	7,517
Le Chateau, Inc. Class A (sub. vtg.) (b)	1,700,000	280
Leon's Furniture Ltd.	281,000	3,336
Lewis Group Ltd.	1,163,100	3,645
Mr. Bricolage SA (a)	929,375	13,237
Nafco Co. Ltd. (a)	2,093,000	33,322
Office Depot, Inc.	1,790,300	6,194
Outerwall, Inc.	49,500	2,607
Pal Co. Ltd.	1,150,000	27,019
Ross Stores, Inc.	17,609,700	1,088,808
Sa Sa International Holdings Ltd.	3,482,000	1,517
Sacs Bar Holdings, Inc.	246,600	2,628
Sally Beauty Holdings, Inc. (b)	4,323,600	126,811
Second Chance Properties Ltd.	1,948,700	385
Second Chance Properties Ltd. warrants 7/24/17 (b)	8,528,200	6
Select Comfort Corp. (b)	2,229,200	53,189
Silvano Fashion Group A/S	7,256	17
Sonic Automotive, Inc. Class A (sub. vtg.)	1,100,000	19,998
Staples, Inc.	22,033,900	204,695
Super Retail Group Ltd. (c)	1,235,743	9,203
The Buckle, Inc. (a)(c)	4,836,100	132,461
Urban Outfitters, Inc. (b)	3,400,000	101,660
USS Co. Ltd.	8,250,000	139,934
Vitamin Shoppe, Inc. (b)	620,400	18,153
Williams-Sonoma, Inc.	179,100	9,686
Workman Co. Ltd. (a)	2,383,800	80,055
Zumiez, Inc. (a)(b)(c)	1,885,200	32,011
		5,418,885
Textiles, Apparel & Luxury Goods - 2.0%
Anta Sports Products Ltd.	700,000	1,559
Burberry Group PLC	149,200	2,606
Coach, Inc.	2,550,000	109,931
Daphne International Holdings Ltd. (b)	898,000	116
Deckers Outdoor Corp. (b)	37,147	2,452
Embry Holdings Ltd.	1,899,000	891
Fossil Group, Inc. (a)(b)(c)	4,575,200	144,576
Geox SpA	794,600	2,288
Gerry Weber International AG (Bearer)	49,700	605
Gildan Activewear, Inc.	8,700,000	255,273
Hampshire Group Ltd. (a)(b)	823,100	12
Handsome Co. Ltd. (a)	2,125,000	74,379
JLM Couture, Inc. (a)(b)	173,100	563
Michael Kors Holdings Ltd. (b)	49,300	2,550
Movado Group, Inc.	248,800	5,620
Portico International Holdings (b)	11,012,000	3,662
Steven Madden Ltd. (b)	1,067,300	37,377
Sun Hing Vision Group Holdings Ltd. (a)	21,417,000	7,647
Texwinca Holdings Ltd.	53,676,000	42,202
Van de Velde	49,430	3,603
Vera Bradley, Inc. (b)	744,900	10,846
Victory City International Holdings Ltd.	60,174,150	2,676
Youngone Corp.	500,000	15,928
Youngone Holdings Co. Ltd. (a)	889,600	48,445
Yue Yuen Industrial (Holdings) Ltd.	5,800,000	23,549
		799,356

TOTAL CONSUMER DISCRETIONARY		10,044,826

CONSUMER STAPLES - 8.7%
Beverages - 1.3%
A.G. Barr PLC	390,610	2,792
Baron de Ley SA (b)	143,100	16,527
Britvic PLC	3,088,961	25,551
C&C Group PLC	3,211,766	12,941
Jinro Distillers Co. Ltd.	23,105	695
Kweichow Moutai Co. Ltd.	275,110	12,980
Monster Beverage Corp. (b)	2,415,700	388,034
Muhak Co. Ltd. (a)	2,799,256	59,618
Olvi PLC (A Shares)	25,655	747
Spritzer Bhd	3,641,900	2,192
Synergy Co. (b)	91,702	539
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	1,699,903	5,096
		527,712
Food & Staples Retailing - 5.5%
AdvancePierre Foods Holdings, Inc.	300,000	7,176
Andersons, Inc.	29,652	1,097
Aoki Super Co. Ltd.	230,000	2,944
Belc Co. Ltd. (a)	1,829,100	74,524
Cosmos Pharmaceutical Corp. (a)(c)	1,375,000	288,551
Create SD Holdings Co. Ltd. (a)	5,977,400	145,712
Daikokutenbussan Co. Ltd.	626,100	27,232
Dong Suh Companies, Inc.	2,100,000	61,520
Fyffes PLC (Ireland) (a)	26,385,400	44,248
Genky Stores, Inc. (a)(c)	396,000	13,359
Greggs PLC	893,500	12,227
Halows Co. Ltd. (a)	1,402,500	27,422
Kusuri No Aoki Co. Ltd.	889,800	45,877
Majestic Wine PLC (b)(c)	3,361,222	17,204
MARR SpA	367,100	7,720
Medical System Network Co. Ltd.	75,000	397
Metro, Inc. Class A (sub. vtg.) (a)	27,649,999	1,005,281
Qol Co. Ltd. (a)	1,937,600	27,774
Retail Partners Co. Ltd.	459,300	5,485
Safeway, Inc.:
rights (b)	16,069,900	0
rights (b)	16,069,900	2,893
Sligro Food Group NV	1,039,600	39,634
Sundrug Co. Ltd.	1,754,100	152,162
Tesco PLC (b)	11,708,600	24,141
Total Produce PLC	9,635,000	15,835
United Natural Foods, Inc. (b)	1,250,000	62,475
Valor Holdings Co. Ltd.	209,100	5,725
Village Super Market, Inc. Class A	39,630	1,254
Walgreens Boots Alliance, Inc.	139,300	11,040
Whole Foods Market, Inc.	100,000	3,048
Yaoko Co. Ltd.	1,038,100	48,445
		2,182,402
Food Products - 1.7%
Aryzta AG	1,648,100	61,982
Astral Foods Ltd.	137,083	1,195
Cranswick PLC	695,200	21,539
Devro PLC	2,660,200	9,981
Dutch Lady Milk Industries Bhd	100,000	1,572
Food Empire Holdings Ltd. (a)(b)	46,971,300	12,087
Fresh Del Monte Produce, Inc. (a)	5,270,000	299,600
Hilton Food Group PLC	642,500	5,076
Inventure Foods, Inc. (b)(c)	728,400	6,279
Japan Meat Co. Ltd.	128,600	1,838
Kaveri Seed Co. Ltd.	100,000	587
Lifeway Foods, Inc. (b)	300,000	2,997
Mitsui Sugar Co. Ltd.	1,122,000	5,592
Nam Yang Dairy Products	11,000	6,742
Origin Enterprises PLC (a)	8,752,300	52,849
Pacific Andes International Holdings Ltd. (b)	111,282,500	2,208
Pacific Andes Resources Development Ltd. (b)	208,390,993	3,420
Patties Food Ltd.	3,481,102	4,484
President Rice Products PCL	1,241,900	2,077
Rocky Mountain Chocolate Factory, Inc. (a)	420,100	4,457
Seaboard Corp. (b)	42,728	125,193
Select Harvests Ltd. (a)	4,789,717	27,700
Sunjin Co. Ltd. (a)	813,630	20,180
Synear Food Holdings Ltd. (b)	38,027,000	0
United Food Holdings Ltd. (b)	1,818,250	85
Want Want China Holdings Ltd.	995,000	609
		680,329
Personal Products - 0.2%
Asaleo Care Ltd.	5,281,917	5,459
Grape King Bio Ltd.	1,748,000	11,756
Inter Parfums, Inc.	150,000	4,881
Nutraceutical International Corp. (a)(b)	1,023,104	26,232
Sarantis SA (a)	2,162,300	21,370
		69,698
Tobacco - 0.0%
Karelia Tobacco Co., Inc. (b)	1,735	504

TOTAL CONSUMER STAPLES		3,460,645

ENERGY - 2.8%
Energy Equipment & Services - 0.9%
AKITA Drilling Ltd. Class A (non-vtg.)	1,590,000	9,511
Atwood Oceanics, Inc. (a)(c)	6,350,000	67,818
Boustead Singapore Ltd.	4,526,400	2,701
Bristow Group, Inc. (c)	159,100	1,720
Carbo Ceramics, Inc. (a)(c)	2,119,900	29,891
Cathedral Energy Services Ltd.	1,432,800	812
Divestco, Inc. (b)	3,130,500	72
Farstad Shipping ASA (a)(b)	2,862,800	3,213
FMC Technologies, Inc. (b)	4,831	123
Fugro NV (Certificaten Van Aandelen) (b)	1,710,600	30,236
Geospace Technologies Corp. (a)(b)	1,240,600	20,470
Gulfmark Offshore, Inc. Class A (b)	657,130	1,906
Nabors Industries Ltd.	896,223	8,066
National Oilwell Varco, Inc.	4,942	160
Oil States International, Inc. (b)	2,566,400	79,353
PHX Energy Services Corp.	139,400	296
Precision Drilling Corp.	700,000	2,986
Shinko Plantech Co. Ltd.	1,180,600	8,545
Solstad Offshore ASA (b)	1,032,200	2,165
Total Energy Services, Inc. (a)	2,219,800	21,762
Unit Corp. (a)(b)	4,667,000	58,338
		350,144
Oil, Gas & Consumable Fuels - 1.9%
Adams Resources & Energy, Inc.	142,251	4,306
Beach Energy Ltd.	14,222,590	5,999
Boardwalk Pipeline Partners, LP	615,000	10,277
Bonavista Energy Corp.	374,700	1,010
Contango Oil & Gas Co. (a)(b)	2,034,500	18,778
Denbury Resources, Inc. (c)	8,185,400	23,738
Eni SpA	7,956,800	122,057
Fuji Kosan Co. Ltd. (a)	688,100	2,866
Great Eastern Shipping Co. Ltd.	5,000,000	25,144
Hankook Shell Oil Co. Ltd.	57,000	22,922
HollyFrontier Corp.	503,400	12,796
Marathon Oil Corp.	3,450,962	47,071
Michang Oil Industrial Co. Ltd. (a)	173,900	14,143
Murphy Oil Corp.	8,000,000	219,440
Newfield Exploration Co. (b)	413,141	17,889
Tesoro Corp.	1,369,278	104,271
Uehara Sei Shoji Co. Ltd.	873,000	4,042
Whiting Petroleum Corp. (b)	319,000	2,351
World Fuel Services Corp.	2,207,822	105,092
WPX Energy, Inc. (b)	867,571	8,667
		772,859

TOTAL ENERGY		1,123,003

FINANCIALS - 11.6%
Banks - 1.3%
ACNB Corp. (c)	118,200	3,055
Allegiance Bancshares, Inc. (b)(c)	626,700	15,830
Bank of Ireland (b)	370,758,400	77,720
BBCN Bancorp, Inc.	1,393,600	21,420
Camden National Corp.	43,268	1,881
Cathay General Bancorp	2,471,600	74,099
CIT Group, Inc.	67,600	2,336
Codorus Valley Bancorp, Inc. (a)	626,646	13,291
ConnectOne Bancorp, Inc.	746,100	12,617
Dimeco, Inc.	26,119	1,045
Eagle Bancorp, Inc. (b)	397,900	20,512
East West Bancorp, Inc.	916,900	31,376
EFG Eurobank Ergasias SA (b)	138,195	80
F Van Lanschot Bankiers NV (Certificaten Van Aandelen) unit	1,145,740	19,227
Farmers & Merchants Bancorp, Inc.	41,400	1,314
First Bancorp, Puerto Rico (b)	7,428,572	34,097
First NBC Bank Holding Co. (b)	90,256	1,718
First Niagara Financial Group, Inc.	936,500	9,534
First West Virginia Bancorp, Inc.	74,800	1,346
German American Bancorp, Inc.	9,760	332
Investors Bancorp, Inc.	2,188,600	24,862
LCNB Corp. (a)	690,996	12,258
Norwood Financial Corp. (a)	187,210	5,246
OFG Bancorp (a)(c)	2,385,342	25,308
Pacific Premier Bancorp, Inc. (b)	818,400	19,764
Popular, Inc.	1,610,500	54,258
SpareBank 1 SR-Bank ASA (primary capital certificate)	1,331,850	6,188
Sparebanken More (primary capital certificate)	225,134	4,963
Sparebanken Nord-Norge	2,291,643	11,000
Stock Yards Bancorp, Inc.	105,450	3,115
Trico Bancshares	358,784	9,336
Wilshire Bancorp, Inc.	1,293,300	13,890
		533,018
Capital Markets - 0.3%
AllianceBernstein Holding LP	665,000	15,933
American Capital Ltd. (b)	356,000	5,863
Federated Investors, Inc. Class B (non-vtg.)	337,000	10,639
Franklin Resources, Inc.	1,187,300	42,968
Lazard Ltd. Class A	325,000	11,616
NorthStar Asset Management Group, Inc.	497,500	5,900
OFS Capital Corp.	2,812	38
State Street Corp.	252,400	16,603
Waddell & Reed Financial, Inc. Class A	1,064,300	19,434
		128,994
Consumer Finance - 0.5%
Aeon Credit Service (Asia) Co. Ltd.	13,762,000	9,224
EZCORP, Inc. (non-vtg.) Class A (b)	800,000	7,248
Green Dot Corp. Class A (b)	400,000	9,680
H&T Group PLC	581,700	2,186
Navient Corp.	60,200	855
Nicholas Financial, Inc. (b)	234,000	2,499
Santander Consumer U.S.A. Holdings, Inc. (b)	4,200,000	46,158
Synchrony Financial	4,227,100	117,852
		195,702
Diversified Financial Services - 0.2%
Leucadia National Corp.	532,700	9,727
Newship Ltd. (b)	2,500	953
Ricoh Leasing Co. Ltd.	826,700	21,205
Scandinavian Tobacco Group A/S	399,855	7,061
Voya Financial, Inc.	1,989,200	50,983
		89,929
Insurance - 7.6%
Admiral Group PLC	487,500	13,962
AEGON NV	51,444,300	208,294
AFLAC, Inc.	321,100	23,209
April	2,482,600	31,419
ASR Nederland NV	268,500	5,381
Assurant, Inc. (a)	4,250,000	352,793
Axis Capital Holdings Ltd. (a)	6,537,200	363,338
CNO Financial Group, Inc.	1,094,300	19,008
Endurance Specialty Holdings Ltd.	2,326,200	157,321
FBD Holdings PLC (b)	156,600	1,082
Genworth Financial, Inc. Class A (b)	14,927,600	42,693
Hartford Financial Services Group, Inc.	5,980,900	238,339
Hiscox Ltd.	1,094,300	15,351
James River Group Holdings Ltd.	477,500	16,073
Kinsale Capital Group, Inc.	761,200	13,907
Lincoln National Corp.	7,019,100	306,524
MetLife, Inc.	805,200	34,414
National Interstate Corp.	795,700	25,805
National Western Life Group, Inc.	133,170	25,188
NN Group NV	1,243,251	33,533
Primerica, Inc.	467,600	24,086
Progressive Corp.	540,400	17,568
RenaissanceRe Holdings Ltd. (a)	2,773,700	325,965
Sony Financial Holdings, Inc.	2,800,000	35,077
Torchmark Corp.	751,650	46,505
Universal Insurance Holdings, Inc.	17,945	390
Unum Group (a)	17,241,200	576,028
Validus Holdings Ltd.	1,666,000	82,350
		3,035,603
Real Estate Investment Trusts - 0.6%
Annaly Capital Management, Inc.	15,588,600	171,163
CareTrust (REIT), Inc.	497,400	7,187
NorthStar Realty Finance Corp.	436,700	5,852
Nsi NV	71,993	319
Piedmont Office Realty Trust, Inc. Class A	348,200	7,640
VEREIT, Inc.	4,091,700	45,254
WP Glimcher, Inc.	67,600	857
		238,272
Real Estate Management & Development - 0.7%
Anabuki Kosan, Inc.	463,500	1,136
CBRE Group, Inc. (b)	497,400	14,151
Century21 Real Estate Japan Ltd. (c)	105,000	1,349
Devine Ltd. (b)	1,901,204	686
Leopalace21 Corp.	5,828,200	41,762
LSL Property Services PLC	1,691,200	5,148
Marcus & Millichap, Inc. (b)	328,300	8,795
Open House Co. Ltd.	298,400	8,473
Relo Holdings Corp. (a)	1,009,400	157,507
Selvaag Bolig ASA	2,590,700	11,822
Sumitomo Real Estate Sales Co. Ltd.	150,000	3,207
Tejon Ranch Co. (b)	354,600	9,315
		263,351
Thrifts & Mortgage Finance - 0.4%
ASAX Co. Ltd.	113,600	1,671
Farmer Mac Class C (non-vtg.)	478,800	18,400
Genworth MI Canada, Inc.	4,319,600	115,364
Genworth Mortgage Insurance Ltd. (c)	6,672,445	14,908
Lake Sunapee Bank Group	189,300	3,491
Meridian Bancorp, Inc.	1,094,300	16,086
Nationstar Mortgage Holdings, Inc. (b)(c)	95,195	1,202
		171,122

TOTAL FINANCIALS		4,655,991

HEALTH CARE - 12.3%
Biotechnology - 1.2%
Amgen, Inc.	2,684,000	461,729
Health Care Equipment & Supplies - 1.4%
Ansell Ltd.	298,732	4,397
Apex Biotechnology Corp.	1,400,000	2,092
Arts Optical International Holdings Ltd. (a)	29,804,000	12,370
Atrion Corp.	9,065	4,322
Boston Scientific Corp. (b)	994,800	24,154
Exactech, Inc. (b)	149,200	4,033
Hoshiiryou Sanki Co. Ltd. (a)	322,264	10,919
Huvitz Co. Ltd.	50,000	696
Microlife Corp.	3,423,500	8,607
Nakanishi, Inc.	671,500	23,175
Pacific Hospital Supply Co. Ltd.	400,000	1,282
Prim SA (a)	1,551,700	14,833
ResMed, Inc.	208,900	14,389
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	1,000,000	558
Span-America Medical System, Inc. (a)	267,000	4,705
St. Jude Medical, Inc.	2,201,200	182,788
St.Shine Optical Co. Ltd.	2,224,000	53,889
Supermax Corp. Bhd	24,000,000	12,264
Techno Medica Co. Ltd.	41,600	644
Top Glove Corp. Bhd	1,800,000	1,897
Utah Medical Products, Inc. (a)	380,200	24,740
Zimmer Biomet Holdings, Inc.	1,116,444	146,410
		553,164
Health Care Providers & Services - 8.4%
Aceto Corp.	298,500	7,674
Aetna, Inc.	4,587,800	528,560
Almost Family, Inc. (a)(b)	806,800	32,103
Anthem, Inc.	2,013,100	264,401
DVx, Inc. (a)	753,700	8,067
Farmacol SA (b)	61,892	773
Grupo Casa Saba SA de CV (b)	11,660,300	0
Hanger, Inc. (a)(b)	2,708,800	29,120
HealthSouth Corp. warrants 1/17/17 (b)	274,643	926
Hi-Clearance, Inc.	1,489,000	4,352
LHC Group, Inc. (a)(b)	1,087,400	49,216
Lifco AB	642,600	19,488
Medica Sur SA de CV	367,100	841
MEDNAX, Inc. (b)	178,900	12,328
National Healthcare Corp.	5,979	386
Pelion SA (b)	565,100	6,388
PharMerica Corp. (b)	348,110	9,246
Ship Healthcare Holdings, Inc.	50,000	1,512
The Ensign Group, Inc.	1,367,300	29,397
Tokai Corp.	106,000	3,607
Triple-S Management Corp. (a)(b)	1,980,200	49,208
Tsukui Corp. (a)	1,818,800	28,721
U.S. Physical Therapy, Inc.	129,300	7,709
United Drug PLC (United Kingdom)	9,350,000	71,956
UnitedHealth Group, Inc.	15,300,000	2,190,958
Wellcare Health Plans, Inc. (b)	24,900	2,659
WIN-Partners Co. Ltd. (a)	1,364,500	20,281
		3,379,877
Health Care Technology - 0.0%
Addlife AB (b)	415,700	6,109
Arrhythmia Research Technology, Inc. (b)	45,000	185
ND Software Co. Ltd. (a)	1,300,600	10,531
Pharmagest Interactive	10,000	298
		17,123
Life Sciences Tools & Services - 0.1%
VWR Corp. (b)	696,400	21,811
Pharmaceuticals - 1.2%
Bliss Gvs Pharma Ltd. (b)	4,458,049	7,972
Daewon Pharmaceutical Co. Ltd. (a)	1,730,361	34,676
Daewoong Co. Ltd.	70,000	3,925
Dawnrays Pharmaceutical Holdings Ltd.	9,608,000	6,291
DongKook Pharmaceutical Co. Ltd. (a)	623,700	37,160
FDC Ltd.	3,500,000	10,014
Fuji Pharma Co. Ltd.	447,600	10,366
Genomma Lab Internacional SA de CV (b)	2,188,100	2,509
Indivior PLC	18,250,000	71,517
Korea United Pharm, Inc.	50,000	968
Kwang Dong Pharmaceutical Co. Ltd. (a)	3,100,000	26,493
Kyung Dong Pharmaceutical Co. Ltd.	275,000	4,695
Lee's Pharmaceutical Holdings Ltd.	8,453,500	6,625
Mylan N.V. (b)	397,900	18,618
Nichi-iko Pharmaceutical Co. Ltd.	75,000	1,615
Pharmstandard OJSC (b)	18,245	276
Phibro Animal Health Corp. Class A	400,000	8,252
Recordati SpA	5,500,000	178,382
Shandong Luoxin Pharmaceutical Group Stock Co. Ltd.	193,000	309
Torrent Pharmaceuticals Ltd.	150,000	3,242
Tsumura & Co.	1,087,400	30,688
Whanin Pharmaceutical Co. Ltd. (a)	1,750,000	25,398
		489,991

TOTAL HEALTH CARE		4,923,695

INDUSTRIALS - 8.3%
Aerospace & Defense - 0.1%
Aerojet Rocketdyne Holdings, Inc. (b)	1,540,775	29,059
Austal Ltd.	248,650	219
Engility Holdings, Inc. (b)	1,064,300	30,907
		60,185
Air Freight & Logistics - 0.3%
Air T, Inc. (a)(b)	207,600	4,609
Atlas Air Worldwide Holdings, Inc. (a)(b)	1,680,700	72,657
Hub Group, Inc. Class A (b)	14,928	611
Kintetsu World Express, Inc.	175,000	2,432
Yusen Logistics Co. Ltd. (a)	3,123,000	34,365
		114,674
Building Products - 0.0%
Kondotec, Inc. (a)	1,690,800	12,597
Commercial Services & Supplies - 0.9%
1010 Printing Group Ltd.	20,759,640	3,505
AJIS Co. Ltd. (a)	482,000	28,027
Asia File Corp. Bhd	4,480,000	4,402
CECO Environmental Corp.	925,200	8,558
Civeo Corp. (a)(b)(c)	10,470,339	14,344
Essendant, Inc. (a)	2,064,044	41,363
Fursys, Inc. (a)	950,000	28,855
Loomis AB (B Shares)	400,000	11,541
Matthews International Corp. Class A	168,000	10,098
Mears Group PLC	1,591,700	8,337
Mitie Group PLC (a)	19,744,300	64,987
Moleskine SpA	321,200	779
Multi-Color Corp.	25,000	1,615
Nac Co. Ltd. (a)	1,118,500	9,478
NICE Total Cash Management Co., Ltd. (a)	1,375,000	8,303
PayPoint PLC	796,000	10,398
Prestige International, Inc.	742,500	11,206
RPS Group PLC	397,300	989
Team, Inc. (b)	630,455	17,407
The Brink's Co.	367,300	12,055
VICOM Ltd.	3,042,400	13,275
VSE Corp.	440,000	27,966
West Corp.	1,343,000	29,694
		367,182
Construction & Engineering - 1.2%
AECOM (a)(b)	7,792,895	276,570
Arcadis NV (c)	2,979,109	39,884
Astaldi SpA (b)	2,589,900	11,327
Ausdrill Ltd. (b)	2,262,576	1,719
Boustead Projects Pte Ltd. (b)	1,115,687	512
C-Cube Corp.	348,400	1,337
Daiichi Kensetsu Corp. (a)	1,866,300	19,901
Engineers India Ltd.	1,500,000	5,112
Geumhwa PSC Co. Ltd. (a)	350,884	12,187
Jacobs Engineering Group, Inc. (b)	258,223	13,820
Kyeryong Construction Industrial Co. Ltd. (a)(b)	700,000	7,674
Meisei Industrial Co. Ltd.	1,192,400	5,730
Metka Industrial-Construction	778,800	6,374
Mirait Holdings Corp.	1,664,500	17,726
Nippon Rietec Co. Ltd.	1,262,000	10,999
Severfield PLC	2,982,333	2,151
Shinnihon Corp.	1,700,000	15,176
ShoLodge, Inc. (a)(b)	450,327	0
Sterling Construction Co., Inc. (a)(b)	2,095,184	12,194
United Integration Services Co. Ltd.	5,143,500	7,711
		468,104
Electrical Equipment - 0.8%
Aichi Electric Co. Ltd.	1,653,000	5,320
Aros Quality Group AB	783,000	16,654
AZZ, Inc. (a)	1,342,000	83,311
Bharat Heavy Electricals Ltd. (b)	21,000,000	45,967
Chiyoda Integre Co. Ltd.	397,800	8,064
EnerSys	268,600	16,747
FW Thorpe PLC	4,720,500	14,213
Graphite India Ltd.	900,000	1,120
Hammond Power Solutions, Inc. Class A	420,900	2,353
I-Sheng Electric Wire & Cable Co. Ltd. (a)	12,500,000	15,341
Korea Electric Terminal Co. Ltd. (a)	700,000	55,230
Servotronics, Inc. (a)	146,800	1,320
TKH Group NV unit	1,679,000	61,279
		326,919
Industrial Conglomerates - 1.6%
Carr's Group PLC	1,439,800	2,725
DCC PLC (United Kingdom) (a)	7,000,000	624,867
ITT, Inc.	100,000	3,171
Reunert Ltd.	1,835,300	8,263
		639,026
Machinery - 1.7%
Aalberts Industries NV (a)	8,452,500	280,615
Allison Transmission Holdings, Inc.	449,230	12,947
ASL Marine Holdings Ltd. (a)	30,329,100	5,316
CKD Corp.	1,431,400	13,299
CNH Industrial NV	493,800	3,521
Flowserve Corp.	292,575	14,000
Foremost Income Fund (b)	2,141,103	8,560
Gencor Industries, Inc. (b)(c)	140,000	2,464
Haitian International Holdings Ltd.	6,647,000	11,138
Hillenbrand, Inc.	467,600	15,127
Hurco Companies, Inc. (a)	519,100	13,824
Hwacheon Machine Tool Co. Ltd. (a)	219,900	9,871
Hyster-Yale Materials Handling:
Class A (a)	224,000	14,289
Class B (a)(b)	310,000	19,775
Ihara Science Corp. (a)	1,073,900	8,622
Jaya Holdings Ltd. (a)(b)	3,340,340	1,121
Joy Global, Inc.	4,831	133
Kennametal, Inc.	277,466	6,898
Kyowakogyosyo Co. Ltd.	337,000	1,711
Maruzen Co. Ltd. (a)	1,716,000	16,271
Mincon Group PLC	1,996,115	1,451
Mirle Automation Corp.	1,500,000	1,867
Nadex Co. Ltd. (a)	859,000	4,108
Nakano Refrigerators Co. Ltd.	27,600	728
Nitchitsu Co. Ltd.	414,000	665
NSK Ltd.	1,000,000	8,411
Oshkosh Corp.	1,989,200	109,585
Semperit AG Holding	500,000	16,211
SIMPAC, Inc.	583,000	2,709
Takamatsu Machinery Co. Ltd.	397,900	2,553
Techno Smart Corp. (a)	967,800	3,363
Terex Corp.	1,591,800	38,426
Tocalo Co. Ltd. (a)	850,000	16,802
TriMas Corp. (b)	1,050,372	18,770
Trinity Industrial Corp.	779,000	3,603
		688,754
Marine - 0.0%
Tokyo Kisen Co. Ltd. (a)	895,000	5,555
Professional Services - 0.5%
Akka Technologies SA	1,313,389	45,006
Boardroom Ltd.	2,779,242	1,389
CBIZ, Inc.(b)	397,300	4,295
Clarius Group Ltd. (b)	3,000,000	388
ICF International, Inc. (b)	347,966	14,399
McMillan Shakespeare Ltd.	596,760	6,394
SAI Global Ltd.	49,730	135
SHL-JAPAN Ltd.	20,800	553
Sporton International, Inc.	300,000	1,688
Stantec, Inc.	3,331,900	84,800
Synergie SA	137,700	4,572
TrueBlue, Inc. (b)	600,000	13,398
WS Atkins PLC	500,000	9,271
		186,288
Road & Rail - 0.7%
Alps Logistics Co. Ltd. (a)	3,084,200	17,736
Chilled & Frozen Logistics Holdings Co. Ltd. (a)	1,666,000	17,074
CSX Corp.	1,109,780	31,440
Daqin Railway Co. Ltd. (A Shares)	26,000,000	24,091
Hamakyorex Co. Ltd. (a)	1,353,000	24,611
Heartland Express, Inc. (c)	225,000	4,167
Higashi Twenty One Co. Ltd.	270,100	787
Knight Transportation, Inc.	25,000	746
Roadrunner Transportation Systems, Inc. (a)(b)	2,833,240	21,448
Sakai Moving Service Co. Ltd. (a)	1,406,400	34,221
Trancom Co. Ltd. (a)	923,600	59,491
Universal Logistics Holdings I (a)	1,654,900	24,741
		260,553
Trading Companies & Distributors - 0.4%
AddTech AB (B Shares)	1,330,800	19,246
AerCap Holdings NV (b)	298,400	10,895
Goodfellow, Inc. (a)	780,600	6,846
Hanwa Co. Ltd.	581,000	3,108
HERIGE (b)	65,853	1,706
Houston Wire & Cable Co. (a)	1,128,500	6,545
KS Energy Services Ltd. (b)	14,223,500	1,485
Meiwa Corp.	1,583,600	5,078
Mitani Shoji Co. Ltd.	774,500	23,860
MRC Global, Inc. (b)	595,613	7,880
Otec Corp.	134,300	1,206
Parker Corp. (a)	2,398,000	7,322
Richelieu Hardware Ltd.	939,200	19,595
Senshu Electric Co. Ltd. (a)	966,300	15,380
Strongco Corp. (a)(b)	917,288	1,173
Tanaka Co. Ltd.	39,400	249
TECHNO ASSOCIE Co. Ltd.	275,400	2,682
Titan Machinery, Inc. (b)	1,036,904	11,624
Totech Corp. (a)	963,700	11,171
Veritiv Corp. (b)	213,415	9,010
Willis Lease Finance Corp. (b)	17,895	483
		166,544
Transportation Infrastructure - 0.1%
Isewan Terminal Service Co. Ltd. (a)	1,395,700	9,100
Meiko Transportation Co. Ltd.	895,000	8,486
Sinwa Ltd. (a)	22,025,300	4,271
		21,857

TOTAL INDUSTRIALS		3,318,238

INFORMATION TECHNOLOGY - 16.4%
Communications Equipment - 0.1%
Bel Fuse, Inc. Class A (a)	194,200	3,309
Black Box Corp. (a)	1,607,600	21,944
Cisco Systems, Inc.	497,400	15,186
ClearOne, Inc.	187,900	2,322
CommScope Holding Co., Inc. (b)	276,300	8,275
Juniper Networks, Inc.	169,790	3,853
Tessco Technologies, Inc. (a)	486,075	6,533
		61,422
Electronic Equipment & Components - 4.1%
A&D Co. Ltd.	914,400	3,409
AAC Technology Holdings, Inc.	367,500	3,429
Beijer Electronics AB	115,700	646
Cardtronics PLC	352,700	15,515
CDW Corp.	865,000	37,134
DigiTech Systems Co., Ltd. (b)	725,000	0
Dynapack International Technology Corp.	3,200,000	4,450
Elec & Eltek International Co. Ltd.	1,610,200	1,401
Elematec Corp. (a)	1,275,000	28,328
Excel Co. Ltd. (a)	814,000	10,832
FLIR Systems, Inc.	300,000	9,774
Hi-P International Ltd.	18,855,500	5,133
Hon Hai Precision Industry Co. Ltd. (Foxconn)	165,887,400	458,264
IDIS Holdings Co. Ltd. (a)	800,000	11,718
Image Sensing Systems, Inc. (b)	69,600	160
Insight Enterprises, Inc. (b)	964,600	25,658
Intelligent Digital Integrated Security Co. Ltd. (a)	900,010	10,555
INTOPS Co. Ltd. (a)	859,900	15,416
Isra Vision AG (a)	391,900	35,314
Jabil Circuit, Inc.	240,936	4,903
Keysight Technologies, Inc. (b)	4,331,300	126,647
Kingboard Chemical Holdings Ltd. (a)	84,601,000	182,540
Kingboard Laminates Holdings Ltd.	8,052,500	5,127
Lumax International Corp. Ltd.	1,892,000	2,729
Mesa Laboratories, Inc. (a)(c)	271,800	31,428
Muramoto Electronic Thailand PCL (For. Reg.) (a)	1,376,300	8,851
Nippo Ltd. (a)(b)	795,600	1,768
Orbotech Ltd. (b)	642,600	18,333
Pinnacle Technology Holdings Ltd. (b)	8,534,000	10,138
Redington India Ltd.	14,700,000	22,715
ScanSource, Inc. (a)(b)	2,220,000	91,087
Shibaura Electronics Co. Ltd. (a)	695,900	11,774
Sigmatron International, Inc. (a)(b)	257,400	1,501
Simplo Technology Co. Ltd.	10,500,000	37,124
SYNNEX Corp. (a)	3,058,400	307,461
Tomen Devices Corp. (a)	608,500	10,840
Tripod Technology Corp.	600,000	1,231
TTM Technologies, Inc. (b)	1,478,033	14,706
UKC Holdings Corp. (a)	1,404,600	22,097
Universal Security Instruments, Inc. (b)	45,000	140
VST Holdings Ltd. (a)	130,207,800	31,048
Wireless Telecom Group, Inc. (b)	547,300	799
		1,622,123
Internet Software & Services - 0.2%
Bankrate, Inc. (b)	131,614	1,049
E-Credible Co. Ltd.	60,000	658
eBay, Inc. (b)	1,079,300	33,631
Gabia, Inc. (a)	975,000	5,345
Liquidity Services, Inc. (b)	388,700	3,141
Melbourne IT Ltd.	1,516,084	1,982
NetGem SA	917,600	1,970
Rackspace Hosting, Inc. (b)	257,900	6,043
Rentabiliweb Group SA (b)	82,600	741
Softbank Technology Corp.	138,700	2,903
Stamps.com, Inc. (b)	275,400	20,877
Yahoo! Japan Corp.	1,000,000	4,408
		82,748
IT Services - 4.7%
ALTEN	713,100	49,445
Amdocs Ltd.	7,198,600	420,110
Argo Graphics, Inc.	412,800	7,388
Blackhawk Network Holdings, Inc. (b)	1,843,386	64,131
Calian Technologies Ltd. (a)	696,600	12,538
CGI Group, Inc. Class A (sub. vtg.) (b)	99,500	4,831
Computer Sciences Corp.	2,568,100	122,832
Computer Services, Inc.	278,900	10,389
CSE Global Ltd. (a)	43,920,500	14,906
CSRA, Inc.	4,142,400	111,513
Data#3 Ltd.	3,028,029	2,865
Dimerco Data System Corp.	510,000	503
eClerx Services Ltd.	1,850,000	43,191
Econocom Group SA	399,349	5,230
EOH Holdings Ltd. (a)	7,141,800	72,904
Estore Corp.	306,500	2,891
EVERTEC, Inc.	1,743,300	29,985
ExlService Holdings, Inc. (b)	192,606	9,536
First Data Corp. Class A (b)	546,500	6,777
Genpact Ltd. (b)	427,800	11,452
HIQ International AB	595,700	3,759
Indra Sistemas (a)(b)(c)	14,153,600	171,608
Know IT AB (a)	1,545,000	13,677
Leidos Holdings, Inc. (c)	691,900	34,602
Luxoft Holding, Inc. (b)	98,900	5,827
ManTech International Corp. Class A	250,000	9,878
Mastek Ltd. (a)(b)	1,200,000	2,396
MoneyGram International, Inc. (b)	197,400	1,374
NCI, Inc. Class A	691,900	8,780
Net 1 UEPS Technologies, Inc. (b)	497,300	5,142
Neustar, Inc. Class A (b)(c)	1,233,900	31,082
Nice Information & Telecom, Inc.	53,000	1,610
Perficient, Inc. (b)	288,600	6,413
Rolta India Ltd. (b)	2,699,942	2,742
Science Applications International Corp.	450,000	27,342
Societe Pour L'Informatique Industrielle SA (a)	1,789,300	25,005
Softcreate Co. Ltd.	629,600	7,553
The Western Union Co.	19,673,000	393,460
TravelSky Technology Ltd. (H Shares)	1,889,000	3,618
Vantiv, Inc. (b)	348,200	19,071
Wipro Ltd. sponsored ADR (c)	100,000	1,134
Xerox Corp.	8,898,400	91,654
		1,871,144
Semiconductors & Semiconductor Equipment - 0.7%
Axell Corp. (a)	825,800	5,716
Lasertec Corp.	458,800	6,424
Leeno Industrial, Inc.	600,000	22,673
Melexis NV (a)	2,696,600	177,059
Micron Technology, Inc. (b)	651,700	8,954
Miraial Co. Ltd.	194,000	1,382
ON Semiconductor Corp. (b)	754,400	7,567
Phison Electronics Corp.	1,900,000	15,764
Powertech Technology, Inc.	9,000,000	22,967
Telechips, Inc.	319,527	3,015
Trio-Tech International (a)(b)	247,800	875
Varitronix International Ltd.	7,800,000	3,418
		275,814
Software - 3.3%
Activision Blizzard, Inc.	296,532	11,909
AdaptIT Holdings Ltd.	2,838,500	2,574
ANSYS, Inc. (a)(b)	4,473,300	399,734
Aspen Technology, Inc. (b)	142,500	5,969
AVG Technologies NV (b)	505,200	12,494
Ebix, Inc. (a)(c)	2,873,705	153,226
ICT Automatisering NV (a)	756,000	8,959
IGE + XAO SA	35,757	2,838
InfoVine Co. Ltd. (a)	175,000	4,207
init innovation in traffic systems AG (c)	85,000	1,474
Jorudan Co. Ltd. (a)	469,700	3,328
KPIT Cummins Infosystems Ltd.	9,000,000	17,735
KSK Co., Ltd. (a)	573,700	5,892
Majesco Ltd. (b)	700,000	5,681
NIIT Technologies Ltd.	1,926,488	13,008
Nuance Communications, Inc. (b)	638,840	10,266
Nucleus Software Exports Ltd. (a)(b)	2,200,000	6,405
Oracle Corp.	12,633,720	518,488
Pegasystems, Inc.	155,100	4,327
Pro-Ship, Inc.	136,300	2,798
Qlik Technologies, Inc. (b)	336,600	10,165
RealPage, Inc. (b)	619,500	15,580
Reckon Ltd.	94,901	105
RS Software (India) Ltd. (b)	600,000	777
Software AG (Bearer)	1,060,000	42,746
Sword Group (a)	500,000	13,332
Synopsys, Inc. (b)	308,400	16,703
Vitec Software Group AB	939,600	7,137
Zensar Technologies Ltd.	800,000	12,622
		1,310,479
Technology Hardware, Storage & Peripherals - 3.3%
Avid Technology, Inc. (b)	1,094,300	7,124
Compal Electronics, Inc.	72,000,000	45,369
EMC Corp.	448,230	12,676
Hewlett Packard Enterprise Co.	6,076,900	127,736
HP, Inc.	7,965,400	111,595
Japan Digital Laboratory Co.	24,900	343
Lexmark International, Inc. Class A	2,161,600	79,266
Seagate Technology LLC (a)	27,401,200	877,660
Super Micro Computer, Inc. (b)	1,743,200	37,566
TPV Technology Ltd.	75,150,000	14,626
		1,313,961

TOTAL INFORMATION TECHNOLOGY		6,537,691

MATERIALS - 2.7%
Chemicals - 1.8%
C. Uyemura & Co. Ltd.	414,400	18,186
Chase Corp. (a)	813,600	49,296
Core Molding Technologies, Inc. (a)(b)	696,200	11,084
Deepak Fertilisers and Petrochemicals Corp. Ltd. (a)	7,569,000	18,663
Deepak Nitrite Ltd. (b)	5,000,000	7,723
EcoGreen International Group Ltd. (a)	54,124,080	10,325
FMC Corp.	3,025,500	143,832
Fujikura Kasei Co., Ltd. (a)	2,927,100	17,183
Fuso Chemical Co. Ltd.	1,293,400	20,461
Gujarat Narmada Valley Fertilizers Co. (a)(b)	13,541,878	31,358
Gujarat State Fertilizers & Chemicals Ltd. (a)(b)	31,500,000	33,010
Honshu Chemical Industry Co. Ltd. (a)	851,200	5,713
Huabao International Holdings Ltd. (b)	1,977,000	708
Ingevity Corp. (b)	49,700	1,902
Innospec, Inc.	776,700	39,045
KPC Holdings Corp.	43,478	2,329
KPX Chemical Co. Ltd.	163,083	7,416
KPX Green Chemical Co. Ltd.	369,165	1,397
Miwon Chemicals Co. Ltd.	55,095	3,693
Miwon Commercial Co. Ltd. (b)	13,819	3,067
Muto Seiko Co. Ltd.	268,200	1,082
Nihon Parkerizing Co. Ltd.	596,900	7,185
Nippon Soda Co. Ltd.	1,600,000	7,019
Nuplex Industries Ltd.	922,587	3,538
PolyOne Corp.	507,400	17,795
Potash Corp. of Saskatchewan, Inc.	1,650,000	25,717
SK Kaken Co. Ltd.	349,000	35,367
Soda Aromatic Co. Ltd.	269,300	1,635
Soken Chemical & Engineer Co. Ltd. (a)	720,100	6,538
T&K Toka Co. Ltd. (a)	1,468,000	13,161
Thai Carbon Black PCL (For. Reg.) (b)	12,387,600	8,109
Thai Rayon PCL:
unit	92,500	102
(For. Reg.)	2,936,200	3,246
UPL Ltd.	1,000,000	9,374
Victrex PLC	9,900	194
Yara International ASA	4,500,000	146,299
Yip's Chemical Holdings Ltd.	27,738,000	10,726
		723,478
Construction Materials - 0.1%
Brampton Brick Ltd. Class A (sub. vtg.) (b)	726,100	4,594
Mitani Sekisan Co. Ltd. (a)	1,668,400	34,093
		38,687
Containers & Packaging - 0.4%
AMVIG Holdings Ltd.	3,482,000	1,230
Ball Corp.	224,278	15,850
Berry Plastics Group, Inc. (b)	245,600	10,070
Chuoh Pack Industry Co. Ltd. (a)	456,000	4,728
Kohsoku Corp. (a)	1,876,400	16,596
Samhwa Crown & Closure Co. Ltd.	50,000	2,067
Sealed Air Corp.	248,700	11,734
Silgan Holdings, Inc.	805,200	39,922
Sonoco Products Co.	344,233	17,532
The Pack Corp. (a)	1,685,100	46,476
		166,205
Metals & Mining - 0.3%
Alconix Corp. (a)	1,143,400	15,908
Blue Earth Refineries, Inc. (b)	255,909	0
Chubu Steel Plate Co. Ltd.	447,400	2,178
Compania de Minas Buenaventura SA sponsored ADR (b)	2,436,100	35,689
Freeport-McMoRan, Inc.	460,575	5,969
Handy & Harman Ltd. (b)	136,450	3,803
Hill & Smith Holdings PLC	1,887,200	26,799
Orosur Mining, Inc. (b)	3,211,600	738
Orvana Minerals Corp. (b)	825,827	177
Pacific Metals Co. Ltd. (b)	4,115,000	11,138
Tohoku Steel Co. Ltd. (a)	675,700	6,546
Tokyo Tekko Co. Ltd. (a)	4,115,000	15,150
Universal Stainless & Alloy Products, Inc. (b)	74,100	866
Webco Industries, Inc. (b)	8,244	354
		125,315
Paper & Forest Products - 0.1%
Cardinal Co. Ltd. (c)	99,300	629
Stella-Jones, Inc. (b)	600,000	21,392
		22,021

TOTAL MATERIALS		1,075,706

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
APT Satellite Holdings Ltd.	1,393,000	959
Asia Satellite Telecommunications Holdings Ltd.	874,000	1,257
		2,216
UTILITIES - 0.4%
Electric Utilities - 0.1%
Exelon Corp.	1,500,000	55,920
Gas Utilities - 0.2%
Busan City Gas Co. Ltd.	3,281	100
GAIL India Ltd.	3,500,000	20,045
Hokuriku Gas Co.	1,651,000	4,269
K&O Energy Group, Inc.	580,000	8,272
Keiyo Gas Co. Ltd.	581,000	2,616
KyungDong City Gas Co. Ltd.	153,670	10,937
South Jersey Industries, Inc.	271,875	8,667
Star Gas Partners LP	1,000,000	8,880
		63,786
Independent Power and Renewable Electricity Producers - 0.0%
Mega First Corp. Bhd (a)	32,700,045	14,781
Mega First Corp. Bhd warrants 4/8/20 (b)	4,315,390	456
		15,237
Multi-Utilities - 0.1%
CMS Energy Corp.	710,680	32,109
Water Utilities - 0.0%
Manila Water Co., Inc.	6,067,100	3,341

TOTAL UTILITIES		170,393

TOTAL COMMON STOCKS
(Cost $18,986,149)		35,312,404

Nonconvertible Preferred Stocks - 0.0%
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Nam Yang Dairy Products	4,917	1,089
MATERIALS - 0.0%
Construction Materials - 0.0%
Buzzi Unicem SpA (Risparmio Shares)	1,804,200	19,838
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $15,847)		20,927
	Principal Amount (000s)	Value (000s)

Nonconvertible Bonds - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Centrus Energy Corp. 8% 9/30/19 pay-in-kind (Cost $19,749)	13,347	5,096
	Shares	Value (000s)

Money Market Funds - 12.7%
Fidelity Cash Central Fund, 0.42% (d)	4,703,421,187	4,703,421
Fidelity Securities Lending Cash Central Fund, 0.45% (d)(e)	379,578,218	379,578
TOTAL MONEY MARKET FUNDS
(Cost $5,082,999)		5,082,999
TOTAL INVESTMENT PORTFOLIO - 101.0%
(Cost $24,104,744)		40,421,426
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(408,904)
NET ASSETS - 100%		$40,012,522

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Affiliated company

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$14,350
Fidelity Securities Lending Cash Central Fund	15,439
Total	$29,789

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
A&D Co. Ltd.	$4,590	$--	$833	$94	$--
Aalberts Industries NV	274,598	--	9,498	4,241	280,615
Abbey PLC	31,427	--	908	286	27,009
Abercrombie & Fitch Co. Class A	140,399	--	49,427	5,223	111,229
Accell Group NV	48,781	--	2,092	1,488	55,294
AECOM	253,561	3,081	16,253	--	276,570
Aeropostale, Inc.	11,823	--	7,473	--	--
Air T, Inc.	5,035	--	387	--	4,609
AJIS Co. Ltd.	14,551	--	521	195	28,027
Akka Technologies SA	40,883	--	1,063	623	--
Alconix Corp.	18,299	--	457	396	15,908
Allegiance Bancshares, Inc.	--	13,998	360	--	--
Almost Family, Inc.	37,748	--	2,254	--	32,103
Alpha & Omega Semiconductor Ltd.	15,062	--	21,037	--	--
Alps Logistics Co. Ltd.	20,415	--	506	425	17,736
Ambassadors Group, Inc.	2,842	--	3,187	--	--
ANSYS, Inc.	433,504	--	11,726	--	399,734
April	34,520	--	986	629	--
Arctic Cat, Inc.	10,014	10,618	379	105	17,363
Ark Restaurants Corp.	4,734	190	127	196	4,594
Arts Optical International Holdings Ltd.	12,106	--	579	302	12,370
ASL Marine Holdings Ltd.	8,533	--	204	89	5,316
Assurant, Inc.	360,661	--	48,607	8,345	352,793
ASTI Corp.	2,228	--	260	26	2,051
Atlas Air Worldwide Holdings, Inc.	82,326	1,864	1,917	--	72,657
Atwood Oceanics, Inc.	117,000	16,244	2,538	2,088	67,818
Axell Corp.	11,995	--	239	65	5,716
Axis Capital Holdings Ltd.	404,549	--	27,047	9,032	363,338
AZZ, Inc.	71,487	--	2,212	814	83,311
Barratt Developments PLC	767,988	20,974	29,209	30,390	451,627
Bel Fuse, Inc. Class A	4,111	--	301	47	3,309
Belc Co. Ltd.	66,533	--	2,012	738	74,524
Belluna Co. Ltd.	57,188	--	1,463	912	59,870
Best Buy Co., Inc.	1,019,021	3,467	51,368	45,029	1,013,053
Black Box Corp.	25,970	--	641	733	21,944
BMTC Group, Inc.	60,706	--	7,685	773	44,380
Buffalo Co. Ltd.	731	--	20	24	--
Cal Dive International, Inc.	33	--	38	--	--
Calian Technologies Ltd.	10,340	--	275	507	12,538
Carbo Ceramics, Inc.	71,675	--	1,089	218	29,891
Chase Corp.	32,018	--	1,112	543	49,296
Chilled & Frozen Logistics Holdings Co. Ltd. (formerly Hutech Norin Co. Ltd.)	8,174	2,843	328	231	17,074
Chuoh Pack Industry Co. Ltd.	4,904	--	135	144	4,728
Cinderella Media Group Ltd.	5,949	--	153	--	4,868
Civeo Corp.	20,459	2,250	536	--	14,344
Clip Corp.	2,669	--	77	118	2,635
Codorus Valley Bancorp, Inc.	9,961	2,700	330	308	13,291
Contango Oil & Gas Co.	--	15,237	217	--	18,778
Core Molding Technologies, Inc.	6,491	4,329	183	--	11,084
Cosmos Pharmaceutical Corp.	187,035	--	13,473	722	288,551
Create SD Holdings Co. Ltd.	124,773	--	3,802	1,252	145,712
CSE Global Ltd.	17,630	--	438	895	14,906
Daewon Pharmaceutical Co. Ltd.	34,578	--	--	238	34,676
Daiichi Kensetsu Corp.	20,366	--	534	391	19,901
DCC PLC (United Kingdom)	593,760	--	42,727	10,342	624,867
Deepak Fertilisers and Petrochemicals Corp. Ltd.	16,720	--	--	568	18,663
DongKook Pharmaceutical Co. Ltd.	34,394	--	1,298	133	37,160
DVx, Inc.	8,933	--	214	139	8,067
Ebix, Inc.	97,038	--	9,691	906	153,226
EcoGreen International Group Ltd.	12,396	--	297	284	10,325
Educational Development Corp.	1,700	--	4,163	65	--
Elematec Corp.	25,776	3,890	703	633	28,328
Endurance Specialty Holdings Ltd.	166,380	--	4,394	3,440	--
EOH Holdings Ltd.	100,360	--	2,291	685	72,904
Essendant, Inc.	80,696	--	4,143	1,183	41,363
Excel Co. Ltd.	13,278	--	317	218	10,832
Farstad Shipping ASA	8,658	--	136	--	3,213
Ff Group	101,818	7,536	2,302	1,356	107,213
First Juken Co. Ltd.	17,668	--	477	452	18,267
Food Empire Holdings Ltd.	8,282	--	238	--	12,087
Foremost Income Fund	8,325	855	--	726	--
Fossil Group, Inc.	148,789	81,212	3,201	--	144,576
Fresh Del Monte Produce, Inc.	219,996	--	13,215	2,736	299,600
Fuji Kosan Co. Ltd.	3,206	--	80	78	2,866
Fujikura Kasei Co., Ltd.	13,516	--	411	323	17,183
Fursys, Inc.	28,393	--	--	474	28,855
Fyffes PLC (Ireland)	41,727	--	1,269	832	44,248
Gabia, Inc.	6,135	--	1,565	27	5,345
GameStop Corp. Class A	346,709	63,051	7,972	12,261	293,285
Gencor Industries, Inc.	4,030	--	3,555	--	--
Genky Stores, Inc.	27,461	--	1,698	98	13,359
Genworth Financial, Inc. Class A	184,627	2,334	49,707	--	--
Geodesic Ltd.	0	--	0	--	--
Geospace Technologies Corp.	22,267	--	546	--	20,470
Geumhwa PSC Co. Ltd.	13,184	859	--	208	12,187
Gildan Activewear, Inc.	418,291	--	122,173	2,498	--
Global Brass & Copper Holdings, Inc.	19,375	--	22,846	46	--
GNC Holdings, Inc.	56,016	117,237	3,685	3,011	98,942
Goodfellow, Inc.	5,591	--	175	252	6,846
Grasim Industries Ltd. (formerly Aditya Birla Chemicals India Ltd.)	8,172	--	--	173	--
Guess?, Inc.	165,690	13,666	13,536	6,927	110,594
Gujarat Narmada Valley Fertilizers Co.	13,618	--	--	--	31,358
Gujarat State Fertilizers & Chemicals Ltd.	35,961	--	--	1,045	33,010
Gulfmark Offshore, Inc. Class A	23,790	--	15,203	--	--
Halows Co. Ltd.	25,090	164	3,101	224	27,422
Hamakyorex Co. Ltd.	26,715	--	718	293	24,611
Hampshire Group Ltd.	212	--	2	--	12
Handsome Co. Ltd.	83,048	--	9,847	425	74,379
Hanger, Inc.	57,876	2,258	927	--	29,120
Hanwha Galleria Timeworld Co. Ltd.	39,235	--	33,600	--	--
Helen of Troy Ltd.	228,641	--	16,744	--	242,740
Hiday Hidaka Corp.	40,481	--	1,263	456	48,144
Honshu Chemical Industry Co. Ltd.	10,002	--	207	175	5,713
Hoshiiryou Sanki Co. Ltd.	8,771	5	254	101	10,919
Houston Wire & Cable Co.	10,734	--	201	345	6,545
HTL International Holdings Ltd.	4,283	--	12,763	--	--
Hurco Companies, Inc.	16,320	326	413	177	13,824
Huvitz Co. Ltd.	12,997	--	11,219	7	--
Hwacheon Machine Tool Co. Ltd.	12,522	--	--	235	9,871
Hyster-Yale Materials Handling Class A	15,591	--	368	261	14,289
Hyster-Yale Materials Handling Class B	20,978	--	--	357	19,775
I-Sheng Electric Wire & Cable Co. Ltd.	13,148	--	--	1,123	15,341
IA Group Corp.	5,216	--	139	148	5,226
ICT Automatisering NV	5,896	--	192	175	8,959
IDIS Holdings Co. Ltd.	12,624	--	--	85	11,718
Ihara Science Corp.	8,834	76	225	206	8,622
Indra Sistemas	169,695	--	10,318	--	171,608
InfoVine Co. Ltd.	5,103	--	--	217	4,207
Intage Holdings, Inc.	31,087	311	1,064	465	28,744
Intelligent Digital Integrated Security Co. Ltd.	15,377	--	633	192	10,555
INTOPS Co. Ltd.	11,689	--	--	215	15,416
INZI Controls Co. Ltd.	6,514	--	--	161	8,474
Isewan Terminal Service Co. Ltd.	8,195	--	240	242	9,100
Isra Vision AG	23,885	--	752	154	35,314
Jaya Holdings Ltd.	1,855	--	28	--	1,121
Jeil Pharmaceutical Co.	18,836	--	20,321	7	--
JLM Couture, Inc.	472	--	27	--	563
Jorudan Co. Ltd.	4,190	--	88	47	3,328
Jumbo SA	80,910	--	3,410	2,941	127,943
Kingboard Chemical Holdings Ltd.	146,025	--	3,807	5,527	182,540
Know IT AB	10,231	--	308	532	13,677
Kohsoku Corp.	14,026	--	444	385	16,596
Kondotec, Inc.	10,267	602	315	278	12,597
Korea Electric Terminal Co. Ltd.	61,233	--	--	324	55,230
KSK Co., Ltd.	5,260	--	152	162	5,892
Kwang Dong Pharmaceutical Co. Ltd.	38,549	--	--	166	26,493
Kyeryong Construction Industrial Co. Ltd.	8,226	--	1,400	--	7,674
Kyoto Kimono Yuzen Co. Ltd.	11,861	--	4,433	340	7,517
Kyowakogyosyo Co. Ltd.	2,066	--	50	41	--
LCNB Corp.	11,315	63	313	446	12,258
LHC Group, Inc.	68,529	--	27,274	--	49,216
Majesco Ltd. (formerly Minefield Computers Ltd.)	7,428	--	8,011	--	--
Majestic Wine PLC	26,324	--	2,749	--	--
Maruzen Co. Ltd.	16,235	--	409	297	16,271
Mastek Ltd.	4,763	--	922	79	2,396
Mega First Corp. Bhd	13,926	4,101	--	560	14,781
Melbourne IT Ltd.	10,855	--	8,611	146	--
Melexis NV	148,117	--	4,149	4,809	177,059
Mesa Laboratories, Inc.	29,561	--	1,460	177	31,428
Metro, Inc. Class A (sub. vtg.)	797,492	--	47,598	9,342	1,005,281
Michang Oil Industrial Co. Ltd.	10,693	--	--	258	14,143
Miroku Corp.	2,045	--	53	48	2,212
Mitani Sekisan Co. Ltd.	23,565	977	715	241	34,093
Mitie Group PLC	103,021	362	3,745	3,578	64,987
Motonic Corp.	32,471	--	--	646	27,044
Mr. Bricolage SA	14,004	--	388	262	13,237
Muhak Co. Ltd.	126,833	--	--	479	59,618
Murakami Corp.	14,734	406	388	167	12,838
Muramoto Electronic Thailand PCL (For. Reg.)	9,302	--	269	636	8,851
Nac Co. Ltd.	9,298	--	251	335	9,478
Nadex Co. Ltd.	5,599	--	118	108	4,108
Nafco Co. Ltd.	35,808	--	902	626	33,322
Nakayamafuku Co. Ltd.	7,870	--	226	236	8,398
NCI, Inc. Class A	9,297	--	1,846	105	--
ND Software Co. Ltd.	16,181	--	343	180	10,531
Neonode, Inc.	7,987	--	5,857	--	--
NETGEAR, Inc.	64,766	--	77,199	--	--
Next PLC	1,892,126	--	69,097	58,472	960,887
Nextchip Co. Ltd.	5,920	--	5,169	--	--
NICE Total Cash Management Co., Ltd.	8,924	--	9,871	72	8,303
Nippo Ltd.	3,050	--	107	--	1,768
Nippon Rietec Co. Ltd.	9,073	--	279	123	--
Norwood Financial Corp.	5,907	--	155	235	5,246
Nucleus Software Exports Ltd.	9,754	--	--	165	6,405
Nutraceutical International Corp.	25,454	--	723	--	26,232
OFG Bancorp	19,975	--	808	656	25,308
Oil States International, Inc.	55,454	23,329	2,232	--	--
Origin Enterprises PLC	--	54,977	176	--	52,849
P&F Industries, Inc. Class A	2,998	--	92	205	3,150
Pal Co. Ltd.	37,955	174	1,582	645	--
Parker Corp.	8,347	--	208	123	7,322
Pelion SA	10,840	--	299	--	--
Pinnacle Technology Holdings Ltd.	8,437	--	214	--	--
Piolax, Inc.	47,481	--	1,309	567	45,328
Prim SA	17,873	--	441	545	14,833
Qol Co. Ltd.	31,465	1,707	679	342	27,774
Relo Holdings Corp.	130,540	--	24,740	1,294	157,507
RenaissanceRe Holdings Ltd.	306,331	--	9,011	3,431	325,965
Roadrunner Transportation Systems, Inc.	16,517	34,053	19,194	--	21,448
Rocky Mountain Chocolate Factory, Inc.	5,336	222	128	199	4,457
Ruby Tuesday, Inc.	27,415	--	21,863	--	--
S&T Holdings Co. Ltd.	16,528	--	--	147	14,556
Sakai Moving Service Co. Ltd.	34,043	--	1,098	445	34,221
Samsung Climate Control Co. Ltd.	4,502	--	--	34	4,560
Sanei Architecture Planning Co. Ltd.	15,750	--	420	281	14,043
Sarantis SA	17,343	--	531	354	21,370
ScanSource, Inc.	82,806	3,343	2,410	--	91,087
Seagate Technology LLC	1,397,845	19,392	26,257	67,083	877,660
Select Comfort Corp.	24,957	45,240	27,124	--	--
Select Harvests Ltd.	48,010	--	1,270	1,678	27,700
Senshu Electric Co. Ltd.	17,070	--	410	290	15,380
Servotronics, Inc.	907	--	33	22	1,320
Sewon Precision Industries Co. Ltd.	10,763	--	--	35	8,290
Shibaura Electronics Co. Ltd.	11,265	--	298	309	11,774
ShoLodge, Inc.	0	--	--	--	0
Sigmatron International, Inc.	1,539	180	49	--	1,501
Sinwa Ltd.	3,883	--	104	651	4,271
SJM Co. Ltd.	7,201	--	--	183	8,445
SJM Holdings Co. Ltd.	5,807	--	--	181	6,768
Societe Pour L'Informatique Industrielle SA	14,968	--	538	140	25,005
Soken Chemical & Engineer Co. Ltd.	7,392	--	174	203	6,538
Span-America Medical System, Inc.	4,705	158	141	171	4,705
SPK Corp.	4,477	717	126	110	5,479
Sportscene Group, Inc. Class A	1,550	--	42	--	1,316
Steiner Leisure Ltd.	74,171	--	27,977	--	--
Step Co. Ltd.	10,335	--	311	256	12,446
Sterling Construction Co., Inc.	8,258	1,547	259	--	12,194
Strongco Corp.	1,733	--	41	--	1,173
Sun Hing Vision Group Holdings Ltd.	8,958	--	230	694	7,647
Sunjin Co. Ltd.	22,678	--	--	54	20,180
Swift Energy Co.	3,025	--	1,536	--	--
Sword Group	13,247	--	1,516	639	13,332
SYNNEX Corp.	244,095	--	15,728	2,516	307,461
T&K Toka Co. Ltd.	13,984	--	372	203	13,161
Techno Smart Corp.	3,673	--	88	92	3,363
Telechips, Inc.	6,347	--	6,351	60	--
Tessco Technologies, Inc.	14,363	58	1,986	311	6,533
The Buckle, Inc.	34,623	125,500	2,464	6,135	132,461
The Monogatari Corp.	17,928	--	11,415	131	--
The Pack Corp.	37,618	--	3,261	708	46,476
Tocalo Co. Ltd.	17,980	--	478	502	16,802
Tohoku Steel Co. Ltd.	7,715	--	187	85	6,546
Token Corp.	54,313	--	9,787	534	57,849
Tokyo Kisen Co. Ltd.	5,573	--	148	196	5,555
Tokyo Kohtetsu Co. Ltd.	4,235	--	7,442	49	--
Tokyo Tekko Co. Ltd.	20,674	--	494	392	15,150
Tomen Devices Corp.	11,055	--	294	245	10,840
Total Energy Services, Inc.	25,838	--	661	344	21,762
Totech Corp.	7,147	--	223	262	11,171
TOW Co. Ltd.	11,251	--	1,680	358	11,751
Trancom Co. Ltd.	54,381	--	1,489	539	59,491
Trio-Tech International	785	--	53	--	875
Triple-S Management Corp.	47,695	--	5,506	--	49,208
Tsukui Corp.	19,071	--	8,284	180	28,721
UKC Holdings Corp.	30,529	--	806	553	22,097
Uni-Select, Inc.	80,306	--	30,470	495	53,667
Unit Corp.	94,775	--	1,943	--	58,338
Universal Logistics Holdings I	26,729	7,519	703	344	24,741
Universal Security Instruments, Inc.	1,063	--	589	--	--
Unum Group	664,653	--	43,206	13,356	576,028
Utah Medical Products, Inc.	21,392	--	653	398	24,740
VSE Corp.	21,733	222	1,174	200	--
VST Holdings Ltd.	46,996	--	1,817	2,090	31,048
W&T Offshore, Inc.	22,025	--	17,798	--	--
Watts Co. Ltd.	10,812	--	291	163	12,358
Weight Watchers International, Inc.	17,956	--	2,265	--	52,032
Whanin Pharmaceutical Co. Ltd.	36,620	--	--	312	25,398
WIN-Partners Co. Ltd.	20,387	--	558	450	20,281
Workman Co. Ltd.	85,485	--	9,363	885	80,055
Yip's Chemical Holdings Ltd.	14,805	--	304	530	--
Youngone Holdings Co. Ltd.	67,061	--	--	317	48,445
Yusen Logistics Co. Ltd.	37,858	--	3,129	505	34,365
Yutaka Giken Co. Ltd.	28,522	--	822	524	26,673
Zumiez, Inc.	10,179	26,940	1,960	--	32,011
Total	$17,671,603	$743,364	$1,454,007	$387,942	$14,704,945

 * Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$10,044,826	$9,030,462	$1,014,358	$6
Consumer Staples	3,461,734	2,556,033	897,180	8,521
Energy	1,123,003	985,493	137,510	--
Financials	4,655,991	4,175,277	479,761	953
Health Care	4,923,695	4,773,569	150,126	--
Industrials	3,318,238	2,799,514	518,724	--
Information Technology	6,537,691	6,397,617	140,074	--
Materials	1,095,544	808,572	286,972	--
Telecommunication Services	2,216	2,216	--	--
Utilities	170,393	155,236	15,157	--
Corporate Bonds	5,096	--	5,096	--
Money Market Funds	5,082,999	5,082,999	--	--
Total Investments in Securities:	$40,421,426	$36,766,988	$3,644,958	$9,480

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$3,072,294
Level 2 to Level 1	$172,406

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	60.1%
Japan	7.9%
United Kingdom	4.9%
Canada	4.6%
Ireland	4.5%
Bermuda	3.2%
Netherlands	2.2%
Korea (South)	2.0%
Taiwan	1.6%
Cayman Islands	1.5%
Bailiwick of Guernsey	1.1%
India	1.0%
Others (Individually Less Than 1%)	5.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2016
Assets
Investment in securities, at value (including securities loaned of $372,441) — See accompanying schedule: Unaffiliated issuers (cost $11,226,982)	$20,633,482
Fidelity Central Funds (cost $5,082,999)	5,082,999
Other affiliated issuers (cost $7,794,763)	14,704,945
Total Investments (cost $24,104,744)		$40,421,426
Foreign currency held at value (cost $1,607)		1,608
Receivable for investments sold		16,762
Receivable for fund shares sold		19,334
Dividends receivable		48,156
Interest receivable		359
Distributions receivable from Fidelity Central Funds		2,466
Other receivables		1,849
Total assets		40,511,960
Liabilities
Payable for investments purchased	$58,129
Payable for fund shares redeemed	33,677
Accrued management fee	20,666
Other affiliated payables	4,073
Other payables and accrued expenses	3,315
Collateral on securities loaned, at value	379,578
Total liabilities		499,438
Net Assets		$40,012,522
Net Assets consist of:
Paid in capital		$22,727,959
Undistributed net investment income		225,648
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		742,965
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		16,315,950
Net Assets		$40,012,522
Low-Priced Stock:
Net Asset Value, offering price and redemption price per share ($28,523,550 ÷ 575,364 shares)		$49.57
Class K:
Net Asset Value, offering price and redemption price per share ($11,488,972 ÷ 231,830 shares)		$49.56

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2016
Investment Income
Dividends (including $387,942 earned from other affiliated issuers)		$817,757
Interest		1,449
Income from Fidelity Central Funds		29,789
Total income		848,995
Expenses
Management fee
Basic fee	$240,529
Performance adjustment	47,502
Transfer agent fees	47,035
Accounting and security lending fees	2,319
Custodian fees and expenses	2,502
Independent trustees' fees and expenses	180
Registration fees	324
Audit	240
Legal	119
Miscellaneous	319
Total expenses before reductions	341,069
Expense reductions	(988)	340,081
Net investment income (loss)		508,914
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,564,923
Other affiliated issuers	13,800
Foreign currency transactions	(1,078)
Total net realized gain (loss)		1,577,645
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $1,100)	(2,865,658)
Assets and liabilities in foreign currencies	(54)
Total change in net unrealized appreciation (depreciation)		(2,865,712)
Net gain (loss)		(1,288,067)
Net increase (decrease) in net assets resulting from operations		$(779,153)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2016	Year ended July 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$508,914	$481,960
Net realized gain (loss)	1,577,645	2,982,929
Change in net unrealized appreciation (depreciation)	(2,865,712)	642,784
Net increase (decrease) in net assets resulting from operations	(779,153)	4,107,673
Distributions to shareholders from net investment income	(528,171)	(489,296)
Distributions to shareholders from net realized gain	(1,338,985)	(2,217,917)
Total distributions	(1,867,156)	(2,707,213)
Share transactions - net increase (decrease)	(1,482,043)	(4,036,455)
Redemption fees	1,921	1,697
Total increase (decrease) in net assets	(4,126,431)	(2,634,298)
Net Assets
Beginning of period	44,138,953	46,773,251
End of period	$40,012,522	$44,138,953
Other Information
Undistributed net investment income end of period	$225,648	$254,596

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Low-Priced Stock Fund

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$52.65	$51.03	$47.84	$38.52	$40.67
Income from Investment Operations
Net investment income (loss)A	.59	.52	.53	.48	.37
Net realized and unrealized gain (loss)	(1.44)	4.06	5.96	11.61	(.03)
Total from investment operations	(.85)	4.58	6.49	12.09	.34
Distributions from net investment income	(.62)	(.52)	(.39)	(.49)	(.28)
Distributions from net realized gain	(1.61)	(2.44)	(2.91)	(2.28)	(2.21)
Total distributions	(2.23)	(2.96)	(3.30)	(2.77)	(2.49)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$49.57	$52.65	$51.03	$47.84	$38.52
Total ReturnC	(1.48)%	9.32%	14.42%	33.12%	1.68%
Ratios to Average Net AssetsD,E
Expenses before reductions	.88%	.79%	.82%	.79%	.88%
Expenses net of fee waivers, if any	.88%	.79%	.82%	.79%	.88%
Expenses net of all reductions	.88%	.79%	.82%	.79%	.88%
Net investment income (loss)	1.24%	1.02%	1.07%	1.14%	1.00%
Supplemental Data
Net assets, end of period (in millions)	$28,524	$30,150	$30,576	$28,171	$22,999
Portfolio turnover rateF	9%G	9%G	12%G	11%	19%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Low-Priced Stock Fund Class K

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$52.64	$51.02	$47.83	$38.52	$40.67
Income from Investment Operations
Net investment income (loss)A	.64	.57	.58	.53	.42
Net realized and unrealized gain (loss)	(1.44)	4.06	5.96	11.60	(.03)
Total from investment operations	(.80)	4.63	6.54	12.13	.39
Distributions from net investment income	(.67)	(.57)	(.44)	(.54)	(.33)
Distributions from net realized gain	(1.61)	(2.44)	(2.91)	(2.28)	(2.21)
Total distributions	(2.28)	(3.01)	(3.35)	(2.82)	(2.54)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$49.56	$52.64	$51.02	$47.83	$38.52
Total ReturnC	(1.38)%	9.44%	14.55%	33.27%	1.83%
Ratios to Average Net AssetsD,E
Expenses before reductions	.78%	.69%	.72%	.68%	.76%
Expenses net of fee waivers, if any	.78%	.69%	.72%	.68%	.76%
Expenses net of all reductions	.78%	.69%	.72%	.68%	.76%
Net investment income (loss)	1.34%	1.11%	1.17%	1.26%	1.12%
Supplemental Data
Net assets, end of period (in millions)	$11,489	$13,989	$16,198	$14,691	$9,985
Portfolio turnover rateF	9%G	9%G	12%G	11%	19%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity Low-Priced Stock Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Low-Priced Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in-kind, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$18,429,962
Gross unrealized depreciation	(2,316,634)
Net unrealized appreciation (depreciation) on securities	$16,113,328
Tax Cost	$24,308,098

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$224,448
Undistributed long-term capital gain	$946,318
Net unrealized appreciation (depreciation) on securities and other investments	$16,113,418

The tax character of distributions paid was as follows:

	July 31, 2016	July 31, 2015
Ordinary Income	$587,672	$ 550,274
Long-term Capital Gains	1,279,484	2,156,939
Total	$1,867,156	$ 2,707,213

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $3,321,571 and $5,469,973, respectively.

Redemptions In-Kind. During the period, 22,834 shares of the Fund held by unaffiliated entities were redeemed in-kind for cash and investments, including accrued interest, with a value of $1,089,429. The net realized gain of $567,763 on investments delivered through the in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 43,165 shares of the Fund held by unaffiliated entities were redeemed for cash and investments, including accrued interest, with a value of $2,214,623. The Fund had a net realized gain of $1,228,379 on investments delivered through the in-kind redemptions. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Low-Priced Stock as compared to its benchmark index, the Russell 2000 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .72% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Low-Priced Stock. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Low-Priced Stock	$41,330.15
Class K	5,705.05
	$ 47,035

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $149 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $83 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $10,162. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $15,439, including $1,133 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $697 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $291.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2016	Year ended July 31, 2015
From net investment income
Low-Priced Stock	$356,516	$308,914
Class K	171,655	180,382
Total	$528,171	$489,296
From net realized gain
Low-Priced Stock	$917,359	$1,447,788
Class K	421,626	770,129
Total	$1,338,985	$2,217,917

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015
Low-Priced Stock
Shares sold	73,081	49,502	$3,496,723	$2,521,927
Reinvestment of distributions	24,403	32,942	1,179,176	1,647,856
Shares redeemed	(94,728)	(108,975)(a)	(4,533,400)	(5,539,766)(a)
Net increase (decrease)	2,756	(26,531)	$142,499	$(1,369,983)
Class K
Shares sold	36,926	55,038	$1,770,314	$2,806,178
Reinvestment of distributions	12,287	19,018	593,281	950,511
Shares redeemed	(83,156)(b)	(125,754)(a)	(3,988,137)(b)	(6,423,161)(a)
Net increase (decrease)	(33,943)	(51,698)	$(1,624,542)	$(2,666,472)

 (a) Amount includes in-kind redemptions (see Note 4: Prior Fiscal Year Redemptions In-Kind).

 (b) Amount includes in-kind redemptions (see Note 4: Redemptions In-Kind).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Low-Priced Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Low-Priced Stock Fund (a fund of Fidelity Puritan Trust) at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Low-Priced Stock Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
September 19, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2016 to July 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During Period-B February 1, 2016 to July 31, 2016
Low-Priced Stock	.87%
Actual		$1,000.00	$1,096.70	$4.54
Hypothetical-C		$1,000.00	$1,020.54	$4.37
Class K	.77%
Actual		$1,000.00	$1,097.20	$4.02
Hypothetical-C		$1,000.00	$1,021.03	$3.87

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Low-Priced Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Low-Priced Stock	09/19/16	09/16/16	$0.281	$1.196
Class K	09/19/16	09/16/16	$0.309	$1.196

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2016, $991,150,823 or, if subsequently determined to be different, the net capital gain of such year.

Low-Priced Stock designates 71% and 55%; Class K designates 65% and 53%; of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Low-Priced Stock, Class K, designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Low-Priced Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in May 2016.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Low-Priced Stock Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Low-Priced Stock Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking. The Board noted that the comparisons for 2015 reflect a revised Total Mapped Group that no longer includes funds with micro-cap objectives and that FMR believes this Total Mapped Group is a more appropriate comparison because the fund does not have a micro-cap objective.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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LPS-K-ANN-0916
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Fidelity® Series Intrinsic Opportunities Fund Fidelity® Series Intrinsic Opportunities Fund Class F Annual Report July 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544, or for Class F, call 1-800-835-5092, to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2016	Past 1 year	Life of fundA
Fidelity® Series Intrinsic Opportunities Fund	0.43%	15.32%
Class F	0.61%	15.51%

 A From December 6, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Intrinsic Opportunities Fund, a class of the fund, on December 6, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Period Ending Values
$16,830	Fidelity® Series Intrinsic Opportunities Fund
$16,484	Russell 3000® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained modestly for the year ending July 31, 2016, overcoming persistent concern about global economic growth, uncertainty regarding U.S. monetary policy and the U.K.’s late-June vote to leave the European Union, dubbed Brexit. The S&P 500® index rose 5.61%, with larger-cap, value-oriented stocks and defensive sectors shining brightest. Volatility peaked in the early weeks of 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets then rose beginning in February amid U.S. job gains, a broad rally in energy and materials markets, global economic stimulus and perceived softening of monetary policy by the U.S. Federal Reserve. The June 23 Brexit vote surprised markets and resulted in a sharp two-day decline for stocks, followed by a rebound as investor sentiment shifted and remained positive through July 31. For the year, dividend-rich telecom services (+26%), utilities (+23%) and consumer staples (+12%) led the way amid strong investor demand for yield. Industrials (+10%) and information technology (+10%) also outperformed, as did materials (+8%), despite a weak commodities environment overall. Conversely, a strong run for real estate stocks couldn’t keep financials (-4%) from losing ground, as low interest rates continued to squeeze bank profits.

Comments from Portfolio Manager Joel Tillinghast:  For the year, the fund’s share classes trailed the 4.44% return of the benchmark Russell 3000® Index by about 4 percentage points. An overweighting in health care weighed on results versus the benchmark, as the sector lost ground amid concerns over drug pricing and macroeconomic instability. Here, sizable stakes in insurer Anthem – the fund's largest holding – and drugmaker United Therapeutics were by far the fund's largest relative detractors. Positioning in utilities also hurt. We largely avoided this outperforming sector, favored by yield-seeking investors. Picks in energy and industrials also were detrimental. Lastly, the fund's 4% cash position, on average, hurt in a rising market. Conversely, stock selection in consumer discretionary and an underweighting in the weak financials sector added value. Notable relative contributors included several out-of-index foreign holdings, especially in Japan, where dollar-yen weakness helped boost returns. Leading the way here was Japanese interior-goods retailer Nitori Holdings. Among core U.S. names, we benefited from a stake in Hewlett Packard Enterprise – one of two companies created by the breakup of printer and PC giant Hewlett Packard last year – after the stock rose on the firm's move to shed its servicing business. Insurer UnitedHealth Group contributed because its shares rose on its planned withdrawal from state insurance exchanges.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Anthem, Inc.	5.1	6.0
The Western Union Co.	4.0	4.2
Nitori Holdings Co. Ltd.	3.0	2.4
UnitedHealth Group, Inc.	2.8	4.6
United Therapeutics Corp.	2.8	2.7
Best Buy Co., Inc.	2.8	2.7
AFLAC, Inc.	2.3	2.2
Aetna, Inc.	2.0	2.1
Hewlett Packard Enterprise Co.	2.0	1.6
Amedisys, Inc.	1.7	1.4
	28.5

Top Five Market Sectors as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	25.2	26.7
Health Care	24.4	25.2
Information Technology	16.9	17.2
Financials	9.0	9.4
Industrials	7.0	6.8

Asset Allocation (% of fund's net assets)

As of July 31, 2016*
Stocks	92.0%
Short-Term Investments and Net Other Assets (Liabilities)	8.0%

 * Foreign investments - 39.3%

As of January 31, 2016*
Stocks	95.7%
Short-Term Investments and Net Other Assets (Liabilities)	4.3%

 * Foreign investments - 42.0%

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 91.9%
	Shares	Value
CONSUMER DISCRETIONARY - 25.2%
Auto Components - 3.7%
Cooper Tire & Rubber Co.	300,000	$9,897,000
G-Tekt Corp. (a)	2,500,000	38,160,465
Gentex Corp.	600,000	10,602,000
Harada Industries Co. Ltd.	200,000	420,562
Hu Lane Associate, Inc.	50,000	223,923
Hyundai Mobis	510,000	116,867,362
IJT Technology Holdings Co. Ltd.	1,100,000	3,289,790
INFAC Corp.	362,529	2,345,623
Kinugawa Rubber Industrial Co. Ltd.	650,000	4,922,348
Piolax, Inc.	308,000	15,604,302
Seoyon Co. Ltd.	314,275	3,120,721
Seoyon E-Hwa Co., Ltd.	685,725	8,010,806
TBK Co. Ltd. (a)	1,800,000	6,623,944
TPR Co. Ltd.	700,000	14,842,201
Yorozu Corp. (a)	1,680,000	26,169,214
		261,100,261
Automobiles - 0.2%
Audi AG	21,000	14,885,052
Harley-Davidson, Inc.	5,000	264,600
		15,149,652
Distributors - 0.5%
Chori Co. Ltd. (a)	1,434,500	21,454,810
Doshisha Co. Ltd.	375,000	7,844,536
Nakayamafuku Co. Ltd.	150,000	1,159,090
Yagi & Co. Ltd.	350,000	4,899,386
		35,357,822
Diversified Consumer Services - 0.6%
Asante, Inc.	30,100	450,916
Heian Ceremony Service Co. Ltd. (b)	300,000	1,935,647
MegaStudy Co. Ltd. (a)	362,315	10,972,336
MegaStudyEdu Co. Ltd. (a)	209,684	8,884,436
Step Co. Ltd.	217,000	2,322,267
Strayer Education, Inc. (c)	10,000	457,200
Tsukada Global Holdings, Inc.	1,050,000	7,440,476
Weight Watchers International, Inc. (b)(c)	1,150,000	13,719,500
		46,182,778
Hotels, Restaurants & Leisure - 0.5%
Flight Centre Travel Group Ltd. (b)	125,000	3,057,849
Hiday Hidaka Corp.	203,400	5,056,069
Hiramatsu, Inc. (b)	25,000	145,955
Hub Co. Ltd.	1,600	27,853
Koshidaka Holdings Co. Ltd.	300,000	6,023,925
Kura Corp. Ltd.	100,000	5,275,084
Ohsho Food Service Corp.	350,000	13,371,315
The Restaurant Group PLC	450,000	2,109,447
		35,067,497
Household Durables - 1.4%
Ace Bed Co. Ltd.	40,300	5,721,963
FJ Next Co. Ltd. (b)	1,100,000	5,310,177
Fuji Corp. Ltd. (b)	50,000	338,861
Helen of Troy Ltd. (c)	675,000	67,236,750
Q.E.P. Co., Inc. (c)	34,998	629,961
SABAF SpA	400,000	4,085,172
Sanei Architecture Planning Co. Ltd.	660,000	7,090,921
Sanyo Housing Nagoya Co. Ltd.	700,000	6,452,709
		96,866,514
Internet & Catalog Retail - 0.0%
Trade Maine Group Ltd.	50,000	184,883
Webjet Ltd.	200,000	1,162,724
		1,347,607
Leisure Products - 0.3%
Accell Group NV	701,944	18,234,210
Polaris Industries, Inc.	15,000	1,481,250
		19,715,460
Media - 0.9%
Corus Entertainment, Inc. Class B (non-vtg.) (b)	400,000	3,952,055
Daiichikosho Co. Ltd.	5,000	228,256
Gendai Agency, Inc. (a)(b)	850,000	4,353,168
Hyundai HCN	1,600,049	5,499,809
Ipsos SA	10,000	329,475
ITE Group PLC	200,000	433,430
Liberty Global PLC LiLAC Class A (c)	6,871	236,019
Pico Far East Holdings Ltd.	8,000,000	2,474,737
Proto Corp.	125,000	1,419,182
SMG PLC	10,000	42,814
Starz Series A (c)	700,000	21,161,000
Television Broadcasts Ltd.	2,000,000	6,779,748
Tribune Publishing Co.	6,250	93,688
Viacom, Inc.:
Class A	250,000	12,410,000
Class B (non-vtg.)	50,000	2,273,500
WOWOW INC.	22,400	604,837
		62,291,718
Multiline Retail - 0.8%
Grazziotin SA (c)	125,000	544,350
Gwangju Shinsegae Co. Ltd. (a)	97,372	21,831,698
Hanwha Galleria Timeworld Co. Ltd.	60,000	2,539,540
Lifestyle China Group Ltd. (c)	12,500,000	2,497,293
Lifestyle International Holdings Ltd.	12,500,000	17,626,057
Macy's, Inc.	5,000	179,150
Treasure Factory Co. Ltd. (a)(b)	875,000	7,938,429
Watts Co. Ltd.	448,800	4,443,071
		57,599,588
Specialty Retail - 13.6%
Arc Land Sakamoto Co. Ltd.	500,000	5,551,432
AT-Group Co. Ltd. (b)	500,000	10,516,057
Beacon Lighting Group Ltd.	25,000	26,598
Bed Bath & Beyond, Inc.	2,600,000	116,870,000
Best Buy Co., Inc.	5,800,000	194,880,000
DCM Japan Holdings Co. Ltd.	25,000	213,712
Dunelm Group PLC	125,000	1,406,166
E-Life Mall Corp. Ltd.	100,000	184,795
Ff Group	411,046	10,110,087
Formosa Optical Technology Co. Ltd.	400,000	942,833
Fuji Corp. (a)	595,990	9,845,160
GameStop Corp. Class A	516,000	15,970,200
Goldlion Holdings Ltd.	4,500,000	1,757,450
Guess?, Inc.	3,500,000	51,520,000
Handsman Co. Ltd.	700,000	15,989,193
Hibbett Sports, Inc. (b)(c)	191,300	6,680,196
Hour Glass Ltd.	11,400,200	6,802,536
IA Group Corp.	112,000	748,442
International Housewares Retail Co. Ltd.	700,000	133,533
JB Hi-Fi Ltd. (b)	750,000	14,784,827
John David Group PLC	6,900,000	114,878,107
Jumbo SA	1,750,000	20,680,205
K's Denki Corp. (b)	2,400,000	44,361,309
Ku Holdings Co. Ltd. (b)	600,000	4,467,417
Leon's Furniture Ltd.	100,000	1,187,148
Lookers PLC	420,700	592,966
Mandarake, Inc. (b)	180,000	1,154,479
Michael Hill International Ltd.	150,000	168,139
Mr. Bricolage SA	311,600	4,438,219
Nafco Co. Ltd.	640,400	10,195,565
Nitori Holdings Co. Ltd.	1,700,000	211,433,426
Nojima Co. Ltd.	50,000	870,993
Oriental Watch Holdings Ltd.	6,000,000	711,487
Padini Holdings Bhd	2,400,000	1,562,462
Pal Co. Ltd.	25,000	587,366
Sacs Bar Holdings, Inc. (b)	150,000	1,598,542
Samse SA	35,000	4,989,075
Shimamura Co. Ltd.	5,000	729,462
Silvano Fashion Group A/S	9,800	22,558
Sports Direct International PLC (c)	25,000	95,785
Staples, Inc.	5,700,000	52,953,000
Super Retail Group Ltd.	200,000	1,489,502
The Buckle, Inc.	287,000	7,860,930
Tiffany & Co., Inc.	25,000	1,613,000
Tokatsu Holdings Co. Ltd.	150,000	496,551
Truworths International Ltd.	334,900	2,153,734
United Arrows Ltd.	25,000	696,779
Urban Outfitters, Inc. (c)	300,000	8,970,000
		965,891,423
Textiles, Apparel & Luxury Goods - 2.7%
Belle International Holdings Ltd.	300,000	198,366
Best Pacific International Holdings Ltd.	2,500,000	1,694,937
Coach, Inc.	1,300,000	56,043,000
Deckers Outdoor Corp. (c)	275,000	18,152,750
Embry Holdings Ltd.	1,077,000	505,295
Fossil Group, Inc. (b)(c)	825,000	26,070,000
Geox SpA (b)	5,500,000	15,839,824
Gerry Weber International AG (Bearer) (b)	525,854	6,405,223
Hugo Boss AG	151,604	8,991,618
Magni-Tech Industries Bhd	1,250,000	1,225,279
Michael Kors Holdings Ltd. (c)	500,000	25,860,000
Movado Group, Inc.	25,000	564,750
Portico International Holdings (c)	12,000,000	3,990,514
Sitoy Group Holdings Ltd.	4,500,000	1,473,242
Swatch Group AG (Bearer)	1,000	262,175
Texwinca Holdings Ltd.	1,800,000	1,415,240
Van de Velde	94,969	6,922,632
Youngone Holdings Co. Ltd.	83,330	4,537,921
Yue Yuen Industrial (Holdings) Ltd.	2,500,000	10,150,289
		190,303,055

TOTAL CONSUMER DISCRETIONARY		1,786,873,375

CONSUMER STAPLES - 5.5%
Beverages - 0.5%
C&C Group PLC	405,159	1,632,496
Jinro Distillers Co. Ltd.	362,610	10,899,806
Kweichow Moutai Co. Ltd.	100,000	4,717,997
Lucas Bols BV	100,000	1,889,420
Muhak Co. Ltd.	340,000	7,241,193
Olvi PLC (A Shares)	86,505	2,520,330
Spritzer Bhd	50,000	30,095
Willamette Valley Vineyards, Inc. (c)	5,000	41,750
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	1,699,863	5,096,259
		34,069,346
Food & Staples Retailing - 2.2%
Ain Holdings, Inc.	450,000	30,984,803
Amsterdam Commodities NV	560,000	14,305,928
Create SD Holdings Co. Ltd.	930,000	22,670,742
Dong Suh Companies, Inc.	725,000	21,239,216
Genky Stores, Inc. (b)	213,400	7,199,143
Halows Co. Ltd.	63,700	1,245,485
Majestic Wine PLC (c)	490,277	2,509,455
MARR SpA	800,000	16,823,664
Retail Partners Co. Ltd. (b)	443,700	5,298,586
Sapporo Drug Store Co. Ltd. (a)	400,000	8,289,984
Tesco PLC (c)	11,000,000	22,680,054
United Natural Foods, Inc. (c)	75,000	3,748,500
Woolworths Ltd.	50,981	906,974
		157,902,534
Food Products - 1.7%
Ajinomoto Malaysia Bhd	1,700,000	6,189,412
Astral Foods Ltd.	300,000	2,615,038
Cranswick PLC	600,901	18,617,093
Fresh Del Monte Produce, Inc.	1,150,000	65,377,500
Japan Meat Co. Ltd.	25,000	357,230
Kaveri Seed Co. Ltd.	550,000	3,225,902
Kawan Food Bhd	150,000	133,399
Kwality Ltd. (c)	50,000	80,152
Lassonde Industries, Inc. Class A (sub. vtg.)	50,000	7,698,847
London Biscuits Bhd (c)	4,000,000	712,443
London Biscuits Bhd warrants 1/26/20 (c)	400,000	16,214
Origin Enterprises PLC	25,000	150,958
Pickles Corp.	75,000	1,055,436
President Bakery PCL	16,500	31,977
President Rice Products PCL	100,000	167,241
Prima Meat Packers Ltd.	250,000	795,491
S Foods, Inc. (b)	120,000	3,226,839
Select Harvests Ltd. (b)	1,430,000	8,270,004
Synear Food Holdings Ltd. (c)	1,000,000	7
TER Beke SA	5,000	680,583
Thai Wah PCL	426,000	100,293
Toyo Sugar Refining Co. Ltd.	1,305,000	1,362,495
Want Want China Holdings Ltd.	1,000,000	612,240
		121,476,794
Personal Products - 0.9%
Asaleo Care Ltd.	50,000	51,677
Cyanotech Corp. (c)	10,000	48,000
Herbalife Ltd. (c)	5,000	340,050
Natura Cosmeticos SA	20,000	205,403
Sarantis SA	1,200,000	11,859,744
USANA Health Sciences, Inc. (c)	400,000	54,928,000
		67,432,874
Tobacco - 0.2%
Universal Corp.	200,000	11,862,000

TOTAL CONSUMER STAPLES		392,743,548

ENERGY - 1.7%
Energy Equipment & Services - 0.8%
AKITA Drilling Ltd. Class A (non-vtg.)	250,000	1,495,424
Atwood Oceanics, Inc.	900,000	9,612,000
Boustead Singapore Ltd.	6,070,060	3,622,024
FMC Technologies, Inc. (c)	10,000	253,800
Fugro NV (Certificaten Van Aandelen) (c)	140,000	2,474,581
Geospace Technologies Corp. (b)(c)	588,000	9,702,000
Gulfmark Offshore, Inc. Class A (a)(b)(c)	2,514,000	7,290,600
National Oilwell Varco, Inc.	125,000	4,043,750
Oceaneering International, Inc.	280,000	7,806,400
Shinko Plantech Co. Ltd.	1,700,000	12,304,845
		58,605,424
Oil, Gas & Consumable Fuels - 0.9%
Alvopetro Energy Ltd. (c)	2,800,000	536,131
Bonavista Energy Corp.	50,000	134,799
Contango Oil & Gas Co. (c)	250,000	2,307,500
Fuji Kosan Co. Ltd.	105,000	437,310
Motor Oil (HELLAS) Corinth Refineries SA	300,000	3,504,930
Murphy Oil Corp.	1,000,000	27,430,000
Petronet LNG Ltd.	200,000	894,156
San-Ai Oil Co. Ltd.	200,000	1,342,787
Stone Energy Corp. (b)(c)	50,000	614,000
Tsakos Energy Navigation Ltd.	450,000	2,304,000
W&T Offshore, Inc. (b)(c)	2,894,484	5,760,023
World Fuel Services Corp.	350,000	16,660,000
		61,925,636

TOTAL ENERGY		120,531,060

FINANCIALS - 9.0%
Banks - 0.1%
Cambridge Bancorp	5,000	236,250
Central Valley Community Bancorp (b)	25,000	373,750
Citizens Financial Services, Inc.	12,120	606,000
Erste Group Bank AG	5,000	132,511
F Van Lanschot Bankiers NV (Certificaten Van Aandelen) unit	81,300	1,364,310
Gree Electric Appliances, Inc. of Zhuhai ELS (A Shares)(BNP Paribas Warrants Program) warrants 11/24/16 (c)(d)	325,000	867,666
Merchants Bancshares, Inc.	10,000	317,800
		3,898,287
Capital Markets - 1.1%
ABG Sundal Collier ASA	1,000,000	606,840
BinckBank NV	109,000	608,579
Edify SA (c)	10,068	554,978
Franklin Resources, Inc.	150,000	5,428,500
Goldman Sachs Group, Inc.	400,000	63,524,000
MLP AG	2,340,000	9,051,775
		79,774,672
Consumer Finance - 0.2%
Discover Financial Services	250,000	14,210,000
EZCORP, Inc. (non-vtg.) Class A (c)	100,000	906,000
Synchrony Financial	100,000	2,788,000
		17,904,000
Diversified Financial Services - 1.0%
Century Tokyo Leasing Corp.	650,000	22,521,880
Fuyo General Lease Co. Ltd.	375,000	17,017,927
Ricoh Leasing Co. Ltd.	1,070,000	27,446,186
Scandinavian Tobacco Group A/S	82,160	1,450,925
		68,436,918
Insurance - 6.2%
AFLAC, Inc.	2,250,000	162,630,000
April	1,129,000	14,288,353
ASR Nederland NV	50,000	1,002,008
Assurant, Inc.	250,000	20,752,500
Delta Lloyd NV	100,000	357,201
Dongbu Insurance Co. Ltd.	800,000	45,650,611
Genworth Financial, Inc. Class A (c)	12,454,000	35,618,440
MetLife, Inc.	2,500,000	106,850,000
National Western Life Group, Inc.	10,000	1,891,400
NN Group NV	1,500,000	40,457,625
Sony Financial Holdings, Inc. (b)	1,000,000	12,527,349
		442,025,487
Real Estate Management & Development - 0.2%
HFF, Inc.	10,000	282,100
Lai Sun Garment (International) Ltd.	1,010,956	165,487
Leopalace21 Corp.	500,000	3,582,792
Nisshin Fudosan Co. Ltd. (a)	2,600,000	8,878,686
Tai Cheung Holdings Ltd.	100,000	82,749
		12,991,814
Thrifts & Mortgage Finance - 0.2%
ASAX Co. Ltd.	150,000	2,206,039
Genworth MI Canada, Inc.	125,000	3,338,376
Genworth Mortgage Insurance Ltd. (b)	3,250,899	7,263,331
Hingham Institution for Savings	10,100	1,323,100
		14,130,846

TOTAL FINANCIALS		639,162,024

HEALTH CARE - 24.4%
Biotechnology - 6.5%
AbbVie, Inc.	1,350,000	89,410,500
Amgen, Inc.	20,000	3,440,600
Biocon Ltd.	50,000	621,971
Biogen, Inc. (c)	250,000	72,482,500
Gilead Sciences, Inc.	1,160,000	92,185,200
United Therapeutics Corp. (c)	1,655,000	200,271,550
		458,412,321
Health Care Equipment & Supplies - 0.9%
Ansell Ltd.	500,000	7,360,116
Fukuda Denshi Co. Ltd.	325,000	19,796,120
Mani, Inc.	5,000	101,659
Medikit Co. Ltd.	10,000	385,006
Microlife Corp.	244,000	613,470
Nakanishi, Inc.	250,000	8,628,212
Paramount Bed Holdings Co. Ltd.	75,000	2,848,039
St.Shine Optical Co. Ltd.	816,000	19,772,337
TaiDoc Technology Corp.	100,000	444,703
Varian Medical Systems, Inc. (c)	60,000	5,684,400
		65,634,062
Health Care Providers & Services - 15.0%
Aetna, Inc.	1,250,000	144,012,500
Almost Family, Inc. (c)	285,700	11,368,003
Amedisys, Inc. (a)(c)	2,200,000	117,810,000
Anthem, Inc.	2,750,000	361,184,996
Chemed Corp.	450,000	66,213,000
EBOS Group Ltd.	487,300	5,806,813
Farmacol SA (c)	50,000	624,856
Humana, Inc.	625,000	107,843,750
LHC Group, Inc. (c)	200,000	9,052,000
Lifco AB	100,018	3,033,151
Life Healthcare Group Ltd.	323,000	449,199
National Healthcare Corp.	25,000	1,615,000
Pelion SA (c)	315,800	3,569,758
Quest Diagnostics, Inc.	335,000	28,930,600
Uchiyama Holdings Co. Ltd.	775,000	3,241,210
UnitedHealth Group, Inc.	1,400,000	200,480,000
		1,065,234,836
Health Care Technology - 0.1%
Cegedim SA (c)	25,000	730,613
Pharmagest Interactive (b)	275,000	8,187,394
		8,918,007
Life Sciences Tools & Services - 0.2%
ICON PLC (c)	140,000	10,873,800
Pharmaceuticals - 1.7%
Apex Healthcare Bhd	700,000	670,679
AstraZeneca PLC sponsored ADR (b)	1,000,000	34,140,000
Biofermin Pharmaceutical Co. Ltd.	100,000	2,743,117
Bliss Gvs Pharma Ltd. (c)	100,000	178,831
Dawnrays Pharmaceutical Holdings Ltd.	400,000	261,910
Genomma Lab Internacional SA de CV (c)	4,600,000	5,274,667
Indivior PLC	2,600,000	10,188,712
Kaken Pharmaceutical Co. Ltd.	10,000	661,266
Korea United Pharm, Inc.	5,000	96,828
Kwang Dong Pharmaceutical Co. Ltd.	2,400,000	20,510,424
Lee's Pharmaceutical Holdings Ltd.	100,000	78,367
Nippon Chemiphar Co. Ltd.	100,000	452,128
PT Tempo Scan Pacific Tbk	500,000	76,726
Sanofi SA	5,000	425,866
Stallergenes Greer PLC (c)	104,976	2,934,079
Taro Pharmaceutical Industries Ltd. (c)	55,000	7,697,800
Towa Pharmaceutical Co. Ltd.	144,700	7,880,714
Tsumura & Co.	900,000	25,399,169
Vetoquinol SA	10,000	442,728
		120,114,011

TOTAL HEALTH CARE		1,729,187,037

INDUSTRIALS - 7.0%
Aerospace & Defense - 0.0%
Austal Ltd.	25,000	22,039
Kongsberg Gruppen ASA	10,000	149,340
		171,379
Air Freight & Logistics - 0.2%
AIT Corp. (b)	900,000	7,555,684
Atlas Air Worldwide Holdings, Inc. (c)	100,000	4,323,000
CTI Logistics Ltd.	413,114	276,272
Onelogix Group Ltd.	4,000,000	835,660
SBS Co. Ltd.	150,000	1,035,969
		14,026,585
Airlines - 0.0%
Copa Holdings SA Class A	5,000	335,000
Building Products - 0.1%
InnoTec TSS AG	50,000	844,146
Nihon Dengi Co. Ltd.	150,000	2,653,450
Noda Corp.	100,000	655,995
Sekisui Jushi Corp.	140,000	2,283,029
Sunspring Metal Corp.	100,000	136,711
		6,573,331
Commercial Services & Supplies - 0.6%
Aeon Delight Co. Ltd.	25,000	760,125
Asia File Corp. Bhd	3,525,600	3,464,538
Civeo Corp. (c)	1,000,000	1,370,000
Credit Corp. Group Ltd.	52,450	530,528
Fursys, Inc.	200,000	6,074,766
Matsuda Sangyo Co. Ltd.	150,000	1,941,969
Mitie Group PLC	2,400,000	7,899,408
Moleskine SpA	500,000	1,213,030
Nippon Kanzai Co. Ltd.	20,000	332,611
Prestige International, Inc.	905,700	13,668,452
Riverstone Holdings Ltd.	75,600	50,468
VSE Corp.	135,000	8,580,600
		45,886,495
Construction & Engineering - 0.4%
AECOM (c)	150,000	5,323,500
Arcadis NV	50,000	669,403
Ausdrill Ltd. (c)	8,400,000	6,383,580
Boustead Projects Pte Ltd. (c)	1,215,269	557,463
Daiichi Kensetsu Corp.	275,000	2,932,436
Hokuriku Electrical Construction Co. Ltd.	25,000	191,457
Jacobs Engineering Group, Inc. (c)	50,000	2,676,000
Joban Kaihatsu Co. Ltd.	25,000	109,169
Meisei Industrial Co. Ltd.	100,000	480,525
Metka Industrial-Construction	250,000	2,045,940
Nippon Rietec Co. Ltd.	675,000	5,882,739
		27,252,212
Electrical Equipment - 0.4%
Aros Quality Group AB (b)	853,205	18,146,934
Canare Electric Co. Ltd.	50,000	907,107
Hammond Power Solutions, Inc. Class A	450,000	2,515,988
Somfy SA	10,000	3,774,368
		25,344,397
Industrial Conglomerates - 0.0%
Carr's Group PLC	225,000	425,820
Nolato AB Series B	26,373	710,410
Reunert Ltd.	300,000	1,350,743
		2,486,973
Machinery - 1.3%
Conrad Industries, Inc.	1,000	22,150
Cummins, Inc.	5,000	613,850
Daihatsu Diesel Manufacturing Co. Ltd. (a)	3,184,000	17,807,163
Daiwa Industries Ltd.	1,150,000	10,468,924
Fujimak Corp.	175,000	1,194,480
Fukushima Industries Corp.	15,000	511,886
Global Brass & Copper Holdings, Inc.	400,298	11,336,439
Haitian International Holdings Ltd.	3,700,000	6,199,732
Hitachi Zosen Fukui Corp.	10,000	129,735
Hy-Lok Corp.	75,000	1,519,815
Ihara Science Corp.	200,000	1,605,743
Jaya Holdings Ltd. (c)	1,157,500	388,510
Koike Sanso Kogyo Co. Ltd.	100,000	230,926
Kokusai Co. Ltd. (b)	10,000	82,857
Luxfer Holdings PLC sponsored ADR	5,000	60,500
Mitsuboshi Belting Ltd.	25,000	210,652
Nakano Refrigerators Co. Ltd.	10,000	263,928
Samyoung M-Tek Co. Ltd.	600,000	2,030,014
Sansei Co. Ltd. (a)	550,000	1,041,822
Semperit AG Holding	350,000	11,347,700
SIMPAC, Inc. (a)	2,325,000	10,801,806
Teikoku Sen-I Co. Ltd.	800,000	10,834,882
The Weir Group PLC	10,249	198,713
Tocalo Co. Ltd.	100,000	1,976,663
		90,878,890
Professional Services - 2.9%
Akka Technologies SA	1,156,546	39,631,015
Bertrandt AG	14,441	1,578,500
CBIZ, Inc. (a)(c)	2,800,000	30,268,000
Dun & Bradstreet Corp.	900,000	116,325,000
Harvey Nash Group PLC	300,000	251,125
McMillan Shakespeare Ltd.	575,000	6,161,295
Robert Half International, Inc.	250,000	9,135,000
SEEK Ltd.	10,000	126,912
WDB Holdings Co. Ltd.	95,000	742,718
		204,219,565
Road & Rail - 0.4%
Autohellas SA (c)	596,174	7,465,052
Daqin Railway Co. Ltd. (A Shares)	13,999,987	12,972,033
Hamakyorex Co. Ltd.	92,000	1,673,452
Higashi Twenty One Co. Ltd.	150,000	437,185
Tohbu Network Co. Ltd.	125,000	1,237,805
Utoc Corp.	1,350,000	4,131,803
		27,917,330
Trading Companies & Distributors - 0.7%
AerCap Holdings NV (c)	300,000	10,953,000
Bergman & Beving AB (B Shares)	525,000	10,123,291
Canox Corp.	269,200	1,757,708
Green Cross Co. Ltd.	95,500	1,209,730
HERIGE (c)	60,000	1,554,244
Howden Joinery Group PLC	100,000	571,730
Kamei Corp.	565,800	4,615,970
Meiwa Corp.	700,000	2,244,658
Mitani Shoji Co. Ltd.	500,000	15,403,376
Shinsho Corp.	450,000	755,824
Yuasa Trading Co. Ltd.	100,000	2,196,097
		51,385,628

TOTAL INDUSTRIALS		496,477,785

INFORMATION TECHNOLOGY - 16.9%
Communications Equipment - 1.5%
Cisco Systems, Inc.	2,000,000	61,060,000
HF Co.	225,000	3,156,953
NETGEAR, Inc. (c)	800,000	41,144,000
		105,360,953
Electronic Equipment & Components - 1.4%
AAC Technology Holdings, Inc.	400,000	3,732,728
Daido Signal Co. Ltd.	125,000	454,523
Elematec Corp.	400,000	8,887,349
Insight Enterprises, Inc. (c)	1,000,000	26,600,000
Intelligent Digital Integrated Security Co. Ltd.	129,285	1,516,148
Lacroix SA (a)	376,493	7,176,672
Lumax International Corp. Ltd.	150,000	216,380
Macnica Fuji Electronics Holdings, Inc.	2,520,000	24,417,353
Makus, Inc.	200,000	769,231
Redington India Ltd. (c)	2,261,800	3,495,093
Riken Kieki Co. Ltd.	500,000	5,709,397
Shibaura Electronics Co. Ltd.	233,200	3,945,518
Simplo Technology Co. Ltd.	2,000,000	7,071,247
VST Holdings Ltd.	20,456,900	4,877,973
		98,869,612
Internet Software & Services - 0.2%
AuFeminin.com SA (c)	125,018	3,712,295
CROOZ, Inc.	10,000	187,180
E-Credible Co. Ltd.	25,000	274,083
F@N Communications, Inc. (b)	250,000	2,027,643
GMO Pepabo, Inc. (b)(c)	45,000	1,683,149
Yahoo! Japan Corp.	1,600,000	7,053,379
Zappallas, Inc. (a)	1,100,000	3,937,668
		18,875,397
IT Services - 7.4%
Amdocs Ltd.	1,500,000	87,540,000
Calian Technologies Ltd.	309,000	5,561,598
Computer Services, Inc.	5,000	186,250
Data#3 Ltd.	500,001	473,070
Dimerco Data System Corp.	425,000	419,404
eClerx Services Ltd.	133,333	3,112,837
Econocom Group SA	75,000	982,303
Estore Corp.	496,000	4,678,483
ManTech International Corp. Class A	375,000	14,816,250
Neurones	10,000	229,749
Nice Information & Telecom, Inc.	125,000	3,796,729
Persistent Systems Ltd.	100,000	1,029,780
Shinsegae Information & Communication Co. Ltd.	28,000	2,060,748
Societe Pour L'Informatique Industrielle SA	180,500	2,522,488
Softcreate Co. Ltd.	25,000	299,930
Sopra Steria Group	550,000	64,564,500
Syntel, Inc. (c)	260,000	11,780,600
Tessi SA	199,798	29,999,150
The Western Union Co.	14,170,000	283,400,000
TravelSky Technology Ltd. (H Shares)	350,000	670,370
Wipro Ltd.	971,092	7,952,923
		526,077,162
Semiconductors & Semiconductor Equipment - 1.1%
Alpha & Omega Semiconductor Ltd. (c)	526,429	7,522,670
e-LITECOM Co. Ltd.	50,000	539,180
Miraial Co. Ltd. (a)	631,900	4,502,855
Qualcomm, Inc.	1,050,000	65,709,000
		78,273,705
Software - 0.8%
CEGID SA	40,000	2,739,100
Ebix, Inc.	323,645	17,256,751
InfoVine Co. Ltd.	63,600	1,528,846
Justplanning, Inc.	50,000	310,893
KPIT Cummins Infosystems Ltd.	1,600,000	3,152,952
KSK Co., Ltd.	121,900	1,251,966
Oracle Corp.	625,000	25,650,000
Uchida Esco Co. Ltd. (a)	315,400	2,414,074
Vitec Software Group AB	100,000	759,612
		55,064,194
Technology Hardware, Storage & Peripherals - 4.5%
Apple, Inc.	5,000	521,050
Hewlett Packard Enterprise Co.	6,800,000	142,936,000
HP, Inc.	7,100,000	99,471,000
Lexmark International, Inc. Class A	400,000	14,668,000
Seagate Technology LLC	1,800,000	57,654,000
TPV Technology Ltd.	25,000,000	4,865,694
		320,115,744

TOTAL INFORMATION TECHNOLOGY		1,202,636,767

MATERIALS - 1.5%
Chemicals - 1.0%
C. Uyemura & Co. Ltd.	100,000	4,388,528
Chugoku Marine Paints Ltd.	600,000	4,050,111
Daishin-Chemical Co. Ltd. (a)	250,000	2,748,995
Fuso Chemical Co. Ltd. (b)	544,900	8,619,992
Hannong Chemicals, Inc. (a)	1,288,000	4,774,443
KPX Green Chemical Co. Ltd.	50,000	189,162
Kuriyama Holdings Corp.	25,000	293,421
NOF Corp.	100,000	862,590
Potash Corp. of Saskatchewan, Inc.	200,000	3,117,221
Robertet SA	1,000	322,543
Scientex Bhd	2,000,000	6,240,020
Soda Aromatic Co. Ltd.	100,000	607,257
T&K Toka Co. Ltd.	150,000	1,344,767
Tae Kyung Industrial Co. Ltd.	900,000	4,039,809
Toho Acetylene Co. Ltd.	75,000	492,463
Yara International ASA	902,100	29,328,153
Yung Chi Paint & Varnish Manufacturing Co. Ltd.	100,000	238,222
		71,657,697
Construction Materials - 0.1%
Mitani Sekisan Co. Ltd.	375,000	7,663,010
Containers & Packaging - 0.0%
Chuoh Pack Industry Co. Ltd.	12,000	124,416
Metals & Mining - 0.4%
Alconix Corp.	9,000	125,212
Compania de Minas Buenaventura SA sponsored ADR (c)	350,000	5,127,500
Compass Minerals International, Inc.	10,000	695,900
Handy & Harman Ltd. (c)	100,000	2,787,000
Nippon Steel & Sumitomo Metal Corp.	52,500	986,978
Orvana Minerals Corp. (c)	50,000	10,723
Pacific Metals Co. Ltd. (b)(c)	7,000,000	18,946,500
Teck Resources Ltd. Class B (sub. vtg.)	10,000	159,384
		28,839,197

TOTAL MATERIALS		108,284,320

UTILITIES - 0.7%
Electric Utilities - 0.0%
Public Power Corp. of Greece	25,000	78,819
Gas Utilities - 0.7%
GAIL India Ltd.	5,400,000	30,927,162
Hokuriku Gas Co.	250,000	646,382
K&O Energy Group, Inc.	200,000	2,852,386
Rubis	10,000	807,084
Seoul City Gas Co. Ltd.	75,000	5,391,804
YESCO Co. Ltd.	235,000	8,246,540
		48,871,358
Water Utilities - 0.0%
Manila Water Co., Inc.	500,000	275,332

TOTAL UTILITIES		49,225,509

TOTAL COMMON STOCKS
(Cost $5,007,733,530)		6,525,121,425

Nonconvertible Preferred Stocks - 0.1%
INDUSTRIALS - 0.0%
Machinery - 0.0%
Danieli & C. Officine Meccaniche SpA	10,000	148,135
MATERIALS - 0.1%
Construction Materials - 0.1%
Buzzi Unicem SpA (Risparmio Shares)	550,000	6,047,542
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $4,509,708)		6,195,677

Money Market Funds - 9.8%
Fidelity Cash Central Fund, 0.42% (e)	579,852,589	579,852,589
Fidelity Securities Lending Cash Central Fund, 0.45% (e)(f)	118,114,652	118,114,652
TOTAL MONEY MARKET FUNDS
(Cost $697,967,241)		697,967,241
TOTAL INVESTMENT PORTFOLIO - 101.8%
(Cost $5,710,210,479)		7,229,284,343
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(127,115,060)
NET ASSETS - 100%		$7,102,169,283

Security Type Abbreviations

ELS – Equity-Linked Security

Legend

 (a) Affiliated company

 (b) Security or a portion of the security is on loan at period end.

 (c) Non-income producing

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $867,666 or 0.0% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$966,308
Fidelity Securities Lending Cash Central Fund	6,616,505
Total	$7,582,813

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Akka Technologies SA	$34,987,611	$--	$--	$545,478	$--
Amedisys, Inc.	119,982,500	--	24,357,326	--	117,810,000
Audika SA	9,692,056	--	9,547,398	--	--
CBIZ, Inc.	28,420,000	--	973,134	--	30,268,000
Chori Co. Ltd.	20,076,653	1,951,160	32,865	412,604	21,454,810
Daihatsu Diesel Manufacturing Co. Ltd.	19,679,219	--	--	381,588	17,807,163
Daishin-Chemical Co. Ltd.	1,161,899	908,887	--	67,544	2,748,995
Fuji Corp.	10,353,544	--	--	110,576	9,845,160
G-Tekt Corp.	20,859,725	2,896,366	--	597,474	38,160,465
Gendai Agency, Inc.	4,732,319	--	--	197,514	4,353,168
GMO Pepabo, Inc.	6,762,714	--	3,313,009	--	--
Gulfmark Offshore, Inc. Class A	4,684,566	16,436,928	--	--	7,290,600
Gwangju Shinsegae Co. Ltd.	26,593,119	136,144	--	86,743	21,831,698
Hannong Chemicals, Inc.	4,578,539	--	--	91,343	4,774,443
HF Co.	2,347,509	--	--	105,737	--
Lacroix SA	9,388,626	105,201	--	144,393	7,176,672
MegaStudy Co. Ltd.	11,310,303	--	--	164,549	10,972,336
MegaStudyEdu Co. Ltd.	13,289,122	--	--	173,735	8,884,436
Miraial Co. Ltd.	6,495,668	--	--	101,987	4,502,855
Nisshin Fudosan Co. Ltd.	8,957,921	--	--	207,732	8,878,686
Samyoung M-Tek Co. Ltd.	3,255,249	--	1,425,939	59,329	--
Sansei Co. Ltd.	855,287	84,228	--	35,316	1,041,822
Sapporo Drug Store Co. Ltd.	5,780,449	--	--	85,821	8,289,984
SIMPAC, Inc.	12,162,962	--	--	195,014	10,801,806
Swift Energy Co.	1,243,040	1,525,457	367,480	--	--
TBK Co. Ltd.	8,278,533	--	--	223,074	6,623,944
Tessi SA	21,697,056	--	--	376,934	--
Treasure Factory Co. Ltd.	5,384,677	4,545,299	809,934	38,774	7,938,429
Uchida Esco Co. Ltd.	2,936,676	144,826	--	63,518	2,414,074
W&T Offshore, Inc.	9,990,500	16,040,536	10,322,111	--	--
Yorozu Corp.	30,996,087	3,481,448	--	670,656	26,169,214
Zappallas, Inc.	5,280,994	--	--	--	3,937,668
Total	$472,215,123	$48,256,480	$51,149,196	$5,137,433	$383,976,428

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,786,873,375	$1,241,797,724	$545,075,651	$--
Consumer Staples	392,743,548	287,577,253	105,166,288	7
Energy	120,531,060	106,446,118	14,084,942	--
Financials	639,162,024	544,113,499	94,180,859	867,666
Health Care	1,729,187,037	1,656,624,531	72,562,506	--
Industrials	496,625,920	372,469,216	124,156,704	--
Information Technology	1,202,636,767	1,122,922,484	79,714,283	--
Materials	114,331,862	63,077,622	51,254,240	--
Utilities	49,225,509	45,726,741	3,498,768	--
Money Market Funds	697,967,241	697,967,241	--	--
Total Investments in Securities:	$7,229,284,343	$6,138,722,429	$1,089,694,241	$867,673

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$926,718,560
Level 2 to Level 1	$0

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	60.7%
Japan	14.9%
Korea (South)	5.0%
United Kingdom	3.0%
France	2.6%
Cayman Islands	1.5%
Netherlands	1.4%
Bermuda	1.3%
Bailiwick of Guernsey	1.2%
Ireland	1.0%
Others (Individually Less Than 1%)	7.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2016
Assets
Investment in securities, at value (including securities loaned of $114,296,302) — See accompanying schedule: Unaffiliated issuers (cost $4,664,742,223)	$6,147,340,674
Fidelity Central Funds (cost $697,967,241)	697,967,241
Other affiliated issuers (cost $347,501,015)	383,976,428
Total Investments (cost $5,710,210,479)		$7,229,284,343
Cash		170,443
Receivable for investments sold		680,931
Receivable for fund shares sold		8,774,168
Dividends receivable		4,529,042
Distributions receivable from Fidelity Central Funds		645,280
Other receivables		40,287
Total assets		7,244,124,494
Liabilities
Payable to custodian bank	$73,502
Payable for investments purchased	20,322,367
Accrued management fee	2,715,047
Other affiliated payables	452,997
Other payables and accrued expenses	276,646
Collateral on securities loaned, at value	118,114,652
Total liabilities		141,955,211
Net Assets		$7,102,169,283
Net Assets consist of:
Paid in capital		$5,593,353,373
Undistributed net investment income		52,549,880
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(62,636,164)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,518,902,194
Net Assets		$7,102,169,283
Series Intrinsic Opportunities:
Net Asset Value, offering price and redemption price per share ($2,776,842,779 ÷ 187,636,580 shares)		$14.80
Class F:
Net Asset Value, offering price and redemption price per share ($4,325,326,504 ÷ 291,852,391 shares)		$14.82

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2016
Investment Income
Dividends (including $5,137,433 earned from other affiliated issuers)		$124,416,242
Interest		39,074
Income from Fidelity Central Funds (including $6,616,505 from security lending)		7,582,813
Total income		132,038,129
Expenses
Management fee
Basic fee	$35,102,136
Performance adjustment	3,105,848
Transfer agent fees	4,146,274
Accounting and security lending fees	1,176,179
Custodian fees and expenses	509,814
Independent trustees' fees and expenses	27,993
Audit	98,043
Legal	20,854
Miscellaneous	47,221
Total expenses before reductions	44,234,362
Expense reductions	(121,389)	44,112,973
Net investment income (loss)		87,925,156
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $4,424)	(31,795,090)
Other affiliated issuers	(13,117,689)
Foreign currency transactions	173,624
Total net realized gain (loss)		(44,739,155)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $90,884)	29,097,105
Assets and liabilities in foreign currencies	(14,842)
Total change in net unrealized appreciation (depreciation)		29,082,263
Net gain (loss)		(15,656,892)
Net increase (decrease) in net assets resulting from operations		$72,268,264

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2016	Year ended July 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$87,925,156	$105,851,455
Net realized gain (loss)	(44,739,155)	266,458,420
Change in net unrealized appreciation (depreciation)	29,082,263	365,225,445
Net increase (decrease) in net assets resulting from operations	72,268,264	737,535,320
Distributions to shareholders from net investment income	(103,150,030)	(92,830,534)
Distributions to shareholders from net realized gain	(239,019,097)	(174,368,638)
Total distributions	(342,169,127)	(267,199,172)
Share transactions - net increase (decrease)	974,036,633	(27,470,226)
Total increase (decrease) in net assets	704,135,770	442,865,922
Net Assets
Beginning of period	6,398,033,513	5,955,167,591
End of period	$7,102,169,283	$6,398,033,513
Other Information
Undistributed net investment income end of period	$52,549,880	$70,191,467

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series Intrinsic Opportunities Fund

Years ended July 31,	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$15.58	$14.47	$12.78	$10.00
Income from Investment Operations
Net investment income (loss)B	.18	.24C	.21	.12
Net realized and unrealized gain (loss)	(.16)	1.49	1.84	2.69
Total from investment operations	.02	1.73	2.05	2.81
Distributions from net investment income	(.23)	(.21)	(.15)	(.03)
Distributions from net realized gain	(.58)	(.42)	(.21)	–
Total distributions	(.80)D	(.62)E	(.36)	(.03)
Net asset value, end of period	$14.80	$15.58	$14.47	$12.78
Total ReturnF,G	.43%	12.35%	16.35%	28.19%
Ratios to Average Net AssetsH,I
Expenses before reductions	.79%	.82%	.81%	.81%J
Expenses net of fee waivers, if any	.79%	.82%	.81%	.81%J
Expenses net of all reductions	.79%	.82%	.81%	.79%J
Net investment income (loss)	1.28%	1.60%C	1.55%	1.58%J
Supplemental Data
Net assets, end of period (000 omitted)	$2,776,843	$2,619,363	$2,479,629	$1,995,564
Portfolio turnover rateK	14%	10%	16%	7%J

 A For the period December 6, 2012 (commencement of operations) to July 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.18%.

 D Total distributions of $.80 per share is comprised of distributions from net investment income of $.228 and distributions from net realized gain of $.576 per share.

 E Total distributions of $.62 per share is comprised of distributions from net investment income of $.206 and distributions from net realized gain of $.416 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series Intrinsic Opportunities Fund Class F

Years ended July 31,	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$15.60	$14.49	$12.80	$10.00
Income from Investment Operations
Net investment income (loss)B	.20	.26C	.24	.13
Net realized and unrealized gain (loss)	(.15)	1.50	1.83	2.70
Total from investment operations	.05	1.76	2.07	2.83
Distributions from net investment income	(.25)	(.23)	(.17)	(.03)
Distributions from net realized gain	(.58)	(.42)	(.21)	–
Total distributions	(.83)	(.65)	(.38)	(.03)
Net asset value, end of period	$14.82	$15.60	$14.49	$12.80
Total ReturnD,E	.61%	12.52%	16.48%	28.40%
Ratios to Average Net AssetsF,G
Expenses before reductions	.63%	.66%	.64%	.62%H
Expenses net of fee waivers, if any	.63%	.66%	.64%	.62%H
Expenses net of all reductions	.62%	.66%	.64%	.60%H
Net investment income (loss)	1.44%	1.76%C	1.72%	1.77%H
Supplemental Data
Net assets, end of period (000 omitted)	$4,325,327	$3,778,670	$3,475,538	$2,485,841
Portfolio turnover rateI	14%	10%	16%	7%H

 A For the period December 6, 2012 (commencement of operations) to July 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.34%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2016

1. Organization.

Fidelity Series Intrinsic Opportunities Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Intrinsic Opportunities and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the FMR Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$2,035,454,718
Gross unrealized depreciation	(537,383,248)
Net unrealized appreciation (depreciation) on securities	$1,498,071,470
Tax Cost	$5,731,212,873

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$52,731,337
Capital loss carryforward	$(41,633,770)
Net unrealized appreciation (depreciation) on securities and other investments	$1,497,809,228

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(19,628,728)
Long-term	(22,005,042)
Total no expiration	$(41,633,770)

The tax character of distributions paid was as follows:

	July 31, 2016	July 31, 2015
Ordinary Income	$105,639,811	$ 132,682,574
Long-term Capital Gains	236,529,316	134,516,598
Total	$342,169,127	$ 267,199,172

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,127,212,129 and $861,288,201, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Series Intrinsic Opportunities as compared to its benchmark index, the Russell 3000 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .60% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Intrinsic Opportunities. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Series Intrinsic Opportunities	$4,146,274.16

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $30,978 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $13,198 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $5,197,536. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $590,223 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $76,052 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $290.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $45,047.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2016	Year ended July 31, 2015
From net investment income
Series Intrinsic Opportunities	$39,337,484	$35,754,449
Class F	63,812,546	57,076,085
Total	$103,150,030	$92,830,534
From net realized gain
Series Intrinsic Opportunities	$97,447,233	$71,956,781
Class F	141,571,864	102,411,857
Total	$239,019,097	$174,368,638

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015
Series Intrinsic Opportunities
Shares sold	10,630,599	13,476,821	$149,097,059	$199,935,766
Reinvestment of distributions	9,698,211	7,472,157	136,784,717	107,711,230
Shares redeemed	(803,864)	(24,232,245)	(11,429,286)	(359,199,380)
Net increase (decrease)	19,524,946	(3,283,267)	$274,452,490	$(51,552,384)
Class F
Shares sold	36,940,681	33,246,823	$519,763,162	$491,760,653
Reinvestment of distributions	14,556,463	11,056,180	205,384,410	159,487,942
Shares redeemed	(1,797,099)	(42,029,736)	(25,563,429)	(627,166,437)
Net increase (decrease)	49,700,045	2,273,267	$699,584,143	$24,082,158

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Series Intrinsic Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Intrinsic Opportunities Fund (the Fund), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Intrinsic Opportunities Fund as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 20, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity® Series Intrinsic Opportunities Fund, or 1-800-835-5092 for Class F.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2016 to July 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During Period-B February 1, 2016 to July 31, 2016
Series Intrinsic Opportunities	.73%
Actual		$1,000.00	$1,130.60	$3.87
Hypothetical-C		$1,000.00	$1,021.23	$3.67
Class F	.57%
Actual		$1,000.00	$1,131.30	$3.02
Hypothetical-C		$1,000.00	$1,022.03	$2.87

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Series Intrinsic Opportunities designates 45% and 83% and Class F designates 41% and 72%; of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Series Intrinsic Opportunities and Class F designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Intrinsic Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Series Intrinsic Opportunities Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Series Intrinsic Opportunities Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other Fidelity funds, it continues to incur investment management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Approval of New Advisory Contracts.  The Board also voted to approve a new management contract and new sub-advisory agreements for the fund (New Advisory Contracts) that will take effect if the shareholders of certain other Fidelity funds that invest in the fund (referred to herein as Freedom Funds) approve new management contracts for the Freedom Funds. Under the New Advisory Contracts the fund will no longer pay a management fee to FMR. The new sub-advisory agreements provide that FMR or its affiliates will pay the fees based on a portion of the management fees received by an affiliate of FMR under its management contracts with the Freedom Funds. The Board noted the New Advisory Contracts are expected to result in an overall decrease in the fees and expenses payable by the fund. The Board considered that the approval of the New Advisory Contracts will not result in any changes to (i) the investment process or strategies employed in the management of the fund's assets; (ii) the nature, extent and quality of services provided to the fund; or (iii) the day-to-day management of the fund and the personnel primarily responsible for such management. The Board considered that the new management contract does not have a performance fee adjustment, but noted that FMR will no longer charge a management fee for the fund. The Board also considered that the New Advisory Contracts provide that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee expenses, custodian fees and expenses, expenses related to proxy solicitations, interest, taxes, brokerage expenses, and extraordinary expenses (such as litigation expenses).

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Value Discovery Fund Annual Report July 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Value Discovery Fund	0.05%	12.00%	6.29%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Value Discovery Fund, a class of the fund, on July 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$18,401	Fidelity® Value Discovery Fund
$18,166	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained modestly for the year ending July 31, 2016, overcoming persistent concern about global economic growth, uncertainty regarding U.S. monetary policy and the U.K.’s late-June vote to leave the European Union, dubbed Brexit. The S&P 500® index rose 5.61%, with larger-cap, value-oriented stocks and defensive sectors shining brightest. Volatility peaked in the early weeks of 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets then rallied beginning in February amid U.S. job gains, a broad rally in energy and materials markets, global economic stimulus and perceived softening of monetary policy by the U.S. Federal Reserve. The June 23 Brexit vote surprised markets and resulted in a sharp two-day decline for stocks, followed by a rebound as investor sentiment shifted and remained positive through July 31. For the year, dividend-rich telecom services (+26%), utilities (+23%) and consumer staples (+12%) led the way amid strong investor demand for yield. Industrials and technology (+10%) also outperformed, as did materials (+8%), despite a weak commodities environment overall. Conversely, a strong period for real estate stocks couldn’t keep the financials sector (-4%) from losing ground, as low interest rates continued to squeeze bank profits.

Comments from Portfolio Manager Sean Gavin:  For the year, the fund’s share classes (excluding sales charges, if applicable) posted modest gains, lagging the 5.39% advance of the benchmark Russell 3000 Value Index. The fund underperformed partly because I underweighted utilities and avoided telecommunication services – two sectors that struck me as unattractively valued, but nevertheless performed well this past year. Poor stock picking also hampered relative results, especially within the materials and health care sectors. Within materials, fertilizer manufacturer CF Industries Holdings was a particularly big detractor. The company faced the twin headwinds of a scuttled merger and a depreciating Chinese currency. In health care, the fund was hurt by positions in drug makers Teva Pharmaceutical Industries, Allergan and Sanofi, the last of which was not in the benchmark. On the positive side, underweighting the lagging financials group and overweighting the strong information technology category added value. In financials, our relative results benefited most from not owning Citigroup and Bank of America, two large banks and index members that did not meet my valuation and quality criteria. Elsewhere, an out-of-benchmark stake in Korean electronics giant Samsung also contributed, largely due to a strengthening Korean won.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Johnson & Johnson	4.1	4.0
JPMorgan Chase & Co.	3.4	3.7
Berkshire Hathaway, Inc. Class B	3.1	3.1
General Electric Co.	2.8	3.4
EMC Corp.	2.6	2.4
Wells Fargo & Co.	2.5	3.1
Apple, Inc.	2.4	0.9
Allergan PLC	2.3	2.3
Chevron Corp.	2.1	2.5
Teva Pharmaceutical Industries Ltd. sponsored ADR	2.1	2.4
	27.4

Top Five Market Sectors as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.6	25.3
Health Care	16.9	17.0
Information Technology	16.7	17.3
Consumer Discretionary	9.6	10.4
Energy	8.2	9.6

Asset Allocation (% of fund's net assets)

As of July 31, 2016*
Stocks	93.1%
Short-Term Investments and Net Other Assets (Liabilities)	6.9%

 * Foreign investments - 19.8%

As of January 31, 2016*
Stocks	99.2%
Short-Term Investments and Net Other Assets (Liabilities)	0.8%

 * Foreign investments - 16.4%

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 93.1%
	Shares	Value
CONSUMER DISCRETIONARY - 9.6%
Auto Components - 0.4%
Hyundai Mobis	36,641	$8,396,347
Media - 7.2%
CBS Corp. Class B	390,600	20,397,132
Charter Communications, Inc. Class A (a)	18,829	4,422,367
Corus Entertainment, Inc. Class B (non-vtg.) (b)	734,000	7,252,020
Discovery Communications, Inc. Class A (a)	655,500	16,446,495
John Wiley & Sons, Inc. Class A	252,885	14,591,465
Starz Series A (a)	695,900	21,037,057
Time Warner, Inc.	170,800	13,091,820
Twenty-First Century Fox, Inc. Class A	713,000	18,994,320
Viacom, Inc. Class B (non-vtg.)	517,100	23,512,537
		139,745,213
Specialty Retail - 0.4%
GNC Holdings, Inc.	374,006	7,633,462
Textiles, Apparel & Luxury Goods - 1.6%
Christian Dior SA	62,800	11,356,532
PVH Corp.	182,000	18,392,920
		29,749,452

TOTAL CONSUMER DISCRETIONARY		185,524,474

CONSUMER STAPLES - 3.8%
Beverages - 0.7%
C&C Group PLC	3,372,401	13,588,321
Food & Staples Retailing - 1.9%
CVS Health Corp.	233,000	21,603,760
Rite Aid Corp. (a)	783,300	5,483,100
Wal-Mart Stores, Inc.	139,500	10,179,315
		37,266,175
Food Products - 1.2%
Seaboard Corp. (a)	3,124	9,153,320
The J.M. Smucker Co.	83,021	12,798,517
		21,951,837

TOTAL CONSUMER STAPLES		72,806,333

ENERGY - 8.2%
Energy Equipment & Services - 0.3%
BW Offshore Ltd.	236,678,394	7,012,984
Oil, Gas & Consumable Fuels - 7.9%
BW LPG Ltd.	902,929	3,211,618
Chevron Corp.	406,781	41,686,917
GasLog Ltd.	355,400	4,751,698
GasLog Partners LP	491,100	10,804,200
Golar LNG Partners LP	733,500	14,009,850
Hoegh LNG Holdings Ltd.	90,528	944,213
Hoegh LNG Partners LP	263,800	5,033,304
Phillips 66 Co.	251,100	19,098,666
Suncor Energy, Inc.	547,400	14,732,613
Teekay Corp.	1,448,500	8,980,700
Teekay LNG Partners LP	1,010,815	10,310,313
Teekay Offshore Partners LP	3,430,500	19,107,885
		152,671,977

TOTAL ENERGY		159,684,961

FINANCIALS - 25.6%
Banks - 10.1%
JPMorgan Chase & Co.	1,040,041	66,531,423
Regions Financial Corp.	2,431,000	22,292,270
SunTrust Banks, Inc.	592,500	25,056,825
U.S. Bancorp	753,700	31,783,529
Wells Fargo & Co.	1,015,737	48,724,904
		194,388,951
Capital Markets - 1.5%
Goldman Sachs Group, Inc.	162,100	25,743,101
GP Investments Ltd. Class A (depositary receipt) (a)	1,157,500	2,302,577
		28,045,678
Consumer Finance - 3.2%
American Express Co.	169,900	10,951,754
Capital One Financial Corp.	212,882	14,280,125
Discover Financial Services	361,100	20,524,924
Synchrony Financial	572,500	15,961,300
		61,718,103
Diversified Financial Services - 3.1%
Berkshire Hathaway, Inc. Class B (a)	417,231	60,193,916
Insurance - 5.3%
Allied World Assurance Co. Holdings AG	377,300	15,465,527
Allstate Corp.	253,700	17,335,321
Chubb Ltd.	159,200	19,941,392
FNF Group	302,020	11,377,093
FNFV Group (a)	390,433	4,657,866
Prudential PLC	574,715	10,131,349
The Travelers Companies, Inc.	208,813	24,268,247
		103,176,795
Real Estate Investment Trusts - 1.6%
American Capital Agency Corp.	387,899	7,598,941
Annaly Capital Management, Inc.	1,186,695	13,029,911
MFA Financial, Inc.	1,468,664	11,044,353
		31,673,205
Real Estate Management & Development - 0.8%
CBRE Group, Inc. (a)	573,200	16,307,540

TOTAL FINANCIALS		495,504,188

HEALTH CARE - 16.9%
Biotechnology - 4.3%
Amgen, Inc.	238,200	40,977,546
Biogen, Inc. (a)	83,700	24,267,141
Dyax Corp. rights 12/31/19 (a)	635,500	1,531,555
Shire PLC sponsored ADR	82,505	16,015,871
		82,792,113
Health Care Equipment & Supplies - 0.3%
Alere, Inc. (a)	132,100	4,953,750
Health Care Providers & Services - 2.6%
Aetna, Inc.	80,600	9,285,926
Anthem, Inc.	28,700	3,769,458
Cigna Corp.	206,300	26,604,448
McKesson Corp.	55,800	10,856,448
		50,516,280
Pharmaceuticals - 9.7%
Allergan PLC (a)	178,300	45,100,985
Johnson & Johnson	626,208	78,420,026
Sanofi SA sponsored ADR	556,400	23,719,332
Teva Pharmaceutical Industries Ltd. sponsored ADR	770,868	41,241,438
		188,481,781

TOTAL HEALTH CARE		326,743,924

INDUSTRIALS - 7.5%
Aerospace & Defense - 1.4%
United Technologies Corp.	254,000	27,343,100
Industrial Conglomerates - 2.8%
General Electric Co.	1,745,900	54,367,326
Machinery - 1.5%
Deere & Co.	357,690	27,796,090
Professional Services - 1.3%
Dun & Bradstreet Corp.	193,300	24,984,025
Trading Companies & Distributors - 0.5%
AerCap Holdings NV (a)	278,800	10,178,988

TOTAL INDUSTRIALS		144,669,529

INFORMATION TECHNOLOGY - 16.7%
Communications Equipment - 3.7%
Cisco Systems, Inc.	1,105,918	33,763,677
Harris Corp.	331,900	28,749,178
Juniper Networks, Inc.	434,200	9,851,998
		72,364,853
Electronic Equipment & Components - 0.5%
TE Connectivity Ltd.	147,702	8,903,477
Internet Software & Services - 3.4%
Alphabet, Inc. Class A	48,500	38,379,990
eBay, Inc. (a)	889,000	27,701,240
		66,081,230
IT Services - 1.0%
The Western Union Co.	930,500	18,610,000
Software - 1.8%
Oracle Corp.	449,113	18,431,598
VMware, Inc. Class A (a)(b)	230,100	16,792,698
		35,224,296
Technology Hardware, Storage & Peripherals - 6.3%
Apple, Inc.	453,200	47,227,972
EMC Corp.	1,743,500	49,306,180
Samsung Electronics Co. Ltd.	18,628	25,762,484
		122,296,636

TOTAL INFORMATION TECHNOLOGY		323,480,492

MATERIALS - 2.9%
Chemicals - 2.4%
CF Industries Holdings, Inc.	895,645	22,104,519
LyondellBasell Industries NV Class A	315,700	23,759,582
		45,864,101
Containers & Packaging - 0.5%
Graphic Packaging Holding Co.	805,000	10,980,200

TOTAL MATERIALS		56,844,301

UTILITIES - 1.9%
Electric Utilities - 1.9%
DONG Energy A/S	162,800	6,630,866
Exelon Corp.	805,400	30,025,312
		36,656,178
TOTAL COMMON STOCKS
(Cost $1,694,393,633)		1,801,914,380

Money Market Funds - 8.0%
Fidelity Cash Central Fund, 0.42% (c)	133,473,053	133,473,053
Fidelity Securities Lending Cash Central Fund, 0.45% (c)(d)	20,447,115	20,447,115
TOTAL MONEY MARKET FUNDS
(Cost $153,920,168)		153,920,168
TOTAL INVESTMENT PORTFOLIO - 101.1%
(Cost $1,848,313,801)		1,955,834,548
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(20,676,537)
NET ASSETS - 100%		$1,935,158,011

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$300,586
Fidelity Securities Lending Cash Central Fund	181,830
Total	$482,416

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$185,524,474	$185,524,474	$--	$--
Consumer Staples	72,806,333	72,806,333	--	--
Energy	159,684,961	159,684,961	--	--
Financials	495,504,188	485,372,839	10,131,349	--
Health Care	326,743,924	325,212,369	--	1,531,555
Industrials	144,669,529	144,669,529	--	--
Information Technology	323,480,492	323,480,492	--	--
Materials	56,844,301	56,844,301	--	--
Utilities	36,656,178	36,656,178	--	--
Money Market Funds	153,920,168	153,920,168	--	--
Total Investments in Securities:	$1,955,834,548	$1,944,171,644	$10,131,349	$1,531,555

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	80.2%
Ireland	3.0%
Marshall Islands	3.0%
Switzerland	2.3%
Israel	2.1%
France	1.8%
Korea (South)	1.7%
Netherlands	1.7%
Canada	1.2%
Others (Individually Less Than 1%)	3.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2016
Assets
Investment in securities, at value (including securities loaned of $19,999,641) — See accompanying schedule: Unaffiliated issuers (cost $1,694,393,633)	$1,801,914,380
Fidelity Central Funds (cost $153,920,168)	153,920,168
Total Investments (cost $1,848,313,801)		$1,955,834,548
Cash		20,086
Receivable for investments sold		41,468
Receivable for fund shares sold		1,143,999
Dividends receivable		1,547,774
Distributions receivable from Fidelity Central Funds		55,114
Other receivables		46,735
Total assets		1,958,689,724
Liabilities
Payable for fund shares redeemed	$1,859,172
Accrued management fee	875,264
Other affiliated payables	302,167
Other payables and accrued expenses	47,995
Collateral on securities loaned, at value	20,447,115
Total liabilities		23,531,713
Net Assets		$1,935,158,011
Net Assets consist of:
Paid in capital		$1,843,677,477
Undistributed net investment income		10,520,477
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(26,561,963)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		107,522,020
Net Assets		$1,935,158,011
Value Discovery:
Net Asset Value, offering price and redemption price per share ($1,712,212,169 ÷ 70,873,990 shares)		$24.16
Class K:
Net Asset Value, offering price and redemption price per share ($222,945,842 ÷ 9,223,669 shares)		$24.17

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2016
Investment Income
Dividends		$37,984,733
Interest		3,538
Income from Fidelity Central Funds		482,416
Total income		38,470,687
Expenses
Management fee
Basic fee	$9,108,542
Performance adjustment	1,006,764
Transfer agent fees	3,084,210
Accounting and security lending fees	519,008
Custodian fees and expenses	39,105
Independent trustees' fees and expenses	7,108
Registration fees	126,359
Audit	53,236
Legal	7,094
Miscellaneous	11,072
Total expenses before reductions	13,962,498
Expense reductions	(111,839)	13,850,659
Net investment income (loss)		24,620,028
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(26,057,445)
Foreign currency transactions	(41,686)
Futures contracts	1,039,619
Total net realized gain (loss)		(25,059,512)
Change in net unrealized appreciation (depreciation) on: Investment securities	26,978,989
Assets and liabilities in foreign currencies	2,040
Total change in net unrealized appreciation (depreciation)		26,981,029
Net gain (loss)		1,921,517
Net increase (decrease) in net assets resulting from operations		$26,541,545

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2016	Year ended July 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$24,620,028	$30,842,320
Net realized gain (loss)	(25,059,512)	80,939,297
Change in net unrealized appreciation (depreciation)	26,981,029	(29,561,776)
Net increase (decrease) in net assets resulting from operations	26,541,545	82,219,841
Distributions to shareholders from net investment income	(29,737,484)	(12,741,013)
Distributions to shareholders from net realized gain	(18,889,095)	(667,082)
Total distributions	(48,626,579)	(13,408,095)
Share transactions - net increase (decrease)	555,360,338	532,057,756
Total increase (decrease) in net assets	533,275,304	600,869,502
Net Assets
Beginning of period	1,401,882,707	801,013,205
End of period	$1,935,158,011	$1,401,882,707
Other Information
Undistributed net investment income end of period	$10,520,477	$17,518,540

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Value Discovery Fund

	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$24.99	$23.32	$19.93	$15.62	$14.98
Income from Investment Operations
Net investment income (loss)A	.34	.66B	.31	.29	.22
Net realized and unrealized gain (loss)	(.38)C	1.35	3.34	4.29	.57
Total from investment operations	(.04)	2.01	3.65	4.58	.79
Distributions from net investment income	(.47)	(.32)	(.26)	(.27)	(.15)
Distributions from net realized gain	(.32)	(.02)	–	–	–
Total distributions	(.79)	(.34)	(.26)	(.27)	(.15)
Net asset value, end of period	$24.16	$24.99	$23.32	$19.93	$15.62
Total ReturnD	.05%	8.68%	18.52%	29.72%	5.43%
Ratios to Average Net AssetsE,F
Expenses before reductions	.86%	.84%	.80%	.74%	.87%
Expenses net of fee waivers, if any	.86%	.84%	.80%	.74%	.87%
Expenses net of all reductions	.86%	.84%	.80%	.73%	.87%
Net investment income (loss)	1.46%	2.69%B	1.44%	1.66%	1.49%
Supplemental Data
Net assets, end of period (000 omitted)	$1,712,212	$1,205,423	$686,767	$454,974	$412,499
Portfolio turnover rateG	41%	45%	58%	55%	92%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.26 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.62%.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Value Discovery Fund Class K

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$24.99	$23.32	$19.93	$15.62	$14.99
Income from Investment Operations
Net investment income (loss)A	.38	.69B	.34	.32	.25
Net realized and unrealized gain (loss)	(.38)C	1.34	3.34	4.29	.56
Total from investment operations	–D	2.03	3.68	4.61	.81
Distributions from net investment income	(.50)	(.34)	(.29)	(.30)	(.18)
Distributions from net realized gain	(.32)	(.02)	–	–	–
Total distributions	(.82)	(.36)	(.29)	(.30)	(.18)
Net asset value, end of period	$24.17	$24.99	$23.32	$19.93	$15.62
Total ReturnE	.24%	8.80%	18.71%	29.97%	5.59%
Ratios to Average Net AssetsF,G
Expenses before reductions	.70%	.71%	.66%	.57%	.68%
Expenses net of fee waivers, if any	.70%	.71%	.66%	.57%	.68%
Expenses net of all reductions	.70%	.71%	.66%	.56%	.68%
Net investment income (loss)	1.62%	2.82%B	1.58%	1.83%	1.68%
Supplemental Data
Net assets, end of period (000 omitted)	$222,946	$196,460	$114,246	$71,212	$53,794
Portfolio turnover rateH	41%	45%	58%	55%	92%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.26 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.75%.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Amount represents less than .005%.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2016

1. Organization.

Fidelity Value Discovery Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Value Discovery and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, future contracts, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$197,345,255
Gross unrealized depreciation	(93,004,915)
Net unrealized appreciation (depreciation) on securities	$104,340,340
Tax Cost	$1,851,494,208

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$10,520,477
Capital loss carryforward	$(23,381,557)
Net unrealized appreciation (depreciation) on securities and other investments	$104,341,613

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(11,723,546)
Long-term	(11,658,011)
Total capital loss carryforward	$(23,381,557)

The tax character of distributions paid was as follows:

	July 31, 2016	July 31, 2015
Ordinary Income	$30,651,336	$ 13,408,095
Long-term Capital Gains	17,975,243	–
Total	$48,626,579	$ 13,408,095

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $1,039,619 related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,179,572,332 and $653,052,507, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Value Discovery as compared to its benchmark index, the Russell 3000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .61% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Value Discovery, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Value Discovery	$2,981,423.21
Class K	102,787.05
	$ 3,084,210

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $28,484 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,446 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $181,830. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $99,783 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $204.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $11,852.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2016	Year ended July 31, 2015
From net investment income
Value Discovery	$24,729,091	$10,957,309
Class K	5,008,393	1,783,704
Total	$29,737,484	$12,741,013
From net realized gain
Value Discovery	$15,694,244	$578,732
Class K	3,194,851	88,350
Total	$18,889,095	$667,082

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015
Value Discovery
Shares sold	39,797,389	26,910,446	$921,588,433	$658,668,681
Reinvestment of distributions	1,708,415	467,074	38,743,773	11,066,789
Shares redeemed	(18,870,552)	(8,583,679)	(437,632,015)	(211,736,756)
Net increase (decrease)	22,635,252	18,793,841	$522,700,191	$457,998,714
Class K
Shares sold	5,204,370	5,745,415	$118,930,615	$143,155,226
Reinvestment of distributions	361,938	79,062	8,203,244	1,872,054
Shares redeemed	(4,203,390)	(2,862,594)	(94,473,712)	(70,968,238)
Net increase (decrease)	1,362,918	2,961,883	$32,660,147	$74,059,042

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Value Discovery Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Value Discovery Fund (the Fund), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Value Discovery Fund as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 14, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2016 to July 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During Period-B February 1, 2016 to July 31, 2016
Value Discovery	.82%
Actual		$1,000.00	$1,094.20	$4.27
Hypothetical-C		$1,000.00	$1,020.79	$4.12
Class K	.68%
Actual		$1,000.00	$1,094.70	$3.54
Hypothetical-C		$1,000.00	$1,021.48	$3.42

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Value Discovery designates 100% and 90%; and Class K designates 100% and 83%; of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Value Discovery and Class K designate 100% of the dividends distributed in September and December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Value Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Value Discovery Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Value Discovery Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Value Discovery Fund Class K Annual Report July 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class K	0.24%	12.18%	6.45%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Value Discovery Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Value Discovery Fund - Class K on July 31, 2006. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period. See above for additional information regarding the performance of Class K.

Period Ending Values
$18,677	Fidelity® Value Discovery Fund - Class K
$18,166	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained modestly for the year ending July 31, 2016, overcoming persistent concern about global economic growth, uncertainty regarding U.S. monetary policy and the U.K.’s late-June vote to leave the European Union, dubbed Brexit. The S&P 500® index rose 5.61%, with larger-cap, value-oriented stocks and defensive sectors shining brightest. Volatility peaked in the early weeks of 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets then rallied beginning in February amid U.S. job gains, a broad rally in energy and materials markets, global economic stimulus and perceived softening of monetary policy by the U.S. Federal Reserve. The June 23 Brexit vote surprised markets and resulted in a sharp two-day decline for stocks, followed by a rebound as investor sentiment shifted and remained positive through July 31. For the year, dividend-rich telecom services (+26%), utilities (+23%) and consumer staples (+12%) led the way amid strong investor demand for yield. Industrials and technology (+10%) also outperformed, as did materials (+8%), despite a weak commodities environment overall. Conversely, a strong period for real estate stocks couldn’t keep the financials sector (-4%) from losing ground, as low interest rates continued to squeeze bank profits.

Comments from Portfolio Manager Sean Gavin:  For the year, the fund’s share classes (excluding sales charges, if applicable) posted modest gains, lagging the 5.39% advance of the benchmark Russell 3000 Value Index. The fund underperformed partly because I underweighted utilities and avoided telecommunication services – two sectors that struck me as unattractively valued, but nevertheless performed well this past year. Poor stock picking also hampered relative results, especially within the materials and health care sectors. Within materials, fertilizer manufacturer CF Industries Holdings was a particularly big detractor. The company faced the twin headwinds of a scuttled merger and a depreciating Chinese currency. In health care, the fund was hurt by positions in drug makers Teva Pharmaceutical Industries, Allergan and Sanofi, the last of which was not in the benchmark. On the positive side, underweighting the lagging financials group and overweighting the strong information technology category added value. In financials, our relative results benefited most from not owning Citigroup and Bank of America, two large banks and index members that did not meet my valuation and quality criteria. Elsewhere, an out-of-benchmark stake in Korean electronics giant Samsung also contributed, largely due to a strengthening Korean won.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Johnson & Johnson	4.1	4.0
JPMorgan Chase & Co.	3.4	3.7
Berkshire Hathaway, Inc. Class B	3.1	3.1
General Electric Co.	2.8	3.4
EMC Corp.	2.6	2.4
Wells Fargo & Co.	2.5	3.1
Apple, Inc.	2.4	0.9
Allergan PLC	2.3	2.3
Chevron Corp.	2.1	2.5
Teva Pharmaceutical Industries Ltd. sponsored ADR	2.1	2.4
	27.4

Top Five Market Sectors as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.6	25.3
Health Care	16.9	17.0
Information Technology	16.7	17.3
Consumer Discretionary	9.6	10.4
Energy	8.2	9.6

Asset Allocation (% of fund's net assets)

As of July 31, 2016*
Stocks	93.1%
Short-Term Investments and Net Other Assets (Liabilities)	6.9%

 * Foreign investments - 19.8%

As of January 31, 2016*
Stocks	99.2%
Short-Term Investments and Net Other Assets (Liabilities)	0.8%

 * Foreign investments - 16.4%

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 93.1%
	Shares	Value
CONSUMER DISCRETIONARY - 9.6%
Auto Components - 0.4%
Hyundai Mobis	36,641	$8,396,347
Media - 7.2%
CBS Corp. Class B	390,600	20,397,132
Charter Communications, Inc. Class A (a)	18,829	4,422,367
Corus Entertainment, Inc. Class B (non-vtg.) (b)	734,000	7,252,020
Discovery Communications, Inc. Class A (a)	655,500	16,446,495
John Wiley & Sons, Inc. Class A	252,885	14,591,465
Starz Series A (a)	695,900	21,037,057
Time Warner, Inc.	170,800	13,091,820
Twenty-First Century Fox, Inc. Class A	713,000	18,994,320
Viacom, Inc. Class B (non-vtg.)	517,100	23,512,537
		139,745,213
Specialty Retail - 0.4%
GNC Holdings, Inc.	374,006	7,633,462
Textiles, Apparel & Luxury Goods - 1.6%
Christian Dior SA	62,800	11,356,532
PVH Corp.	182,000	18,392,920
		29,749,452

TOTAL CONSUMER DISCRETIONARY		185,524,474

CONSUMER STAPLES - 3.8%
Beverages - 0.7%
C&C Group PLC	3,372,401	13,588,321
Food & Staples Retailing - 1.9%
CVS Health Corp.	233,000	21,603,760
Rite Aid Corp. (a)	783,300	5,483,100
Wal-Mart Stores, Inc.	139,500	10,179,315
		37,266,175
Food Products - 1.2%
Seaboard Corp. (a)	3,124	9,153,320
The J.M. Smucker Co.	83,021	12,798,517
		21,951,837

TOTAL CONSUMER STAPLES		72,806,333

ENERGY - 8.2%
Energy Equipment & Services - 0.3%
BW Offshore Ltd.	236,678,394	7,012,984
Oil, Gas & Consumable Fuels - 7.9%
BW LPG Ltd.	902,929	3,211,618
Chevron Corp.	406,781	41,686,917
GasLog Ltd.	355,400	4,751,698
GasLog Partners LP	491,100	10,804,200
Golar LNG Partners LP	733,500	14,009,850
Hoegh LNG Holdings Ltd.	90,528	944,213
Hoegh LNG Partners LP	263,800	5,033,304
Phillips 66 Co.	251,100	19,098,666
Suncor Energy, Inc.	547,400	14,732,613
Teekay Corp.	1,448,500	8,980,700
Teekay LNG Partners LP	1,010,815	10,310,313
Teekay Offshore Partners LP	3,430,500	19,107,885
		152,671,977

TOTAL ENERGY		159,684,961

FINANCIALS - 25.6%
Banks - 10.1%
JPMorgan Chase & Co.	1,040,041	66,531,423
Regions Financial Corp.	2,431,000	22,292,270
SunTrust Banks, Inc.	592,500	25,056,825
U.S. Bancorp	753,700	31,783,529
Wells Fargo & Co.	1,015,737	48,724,904
		194,388,951
Capital Markets - 1.5%
Goldman Sachs Group, Inc.	162,100	25,743,101
GP Investments Ltd. Class A (depositary receipt) (a)	1,157,500	2,302,577
		28,045,678
Consumer Finance - 3.2%
American Express Co.	169,900	10,951,754
Capital One Financial Corp.	212,882	14,280,125
Discover Financial Services	361,100	20,524,924
Synchrony Financial	572,500	15,961,300
		61,718,103
Diversified Financial Services - 3.1%
Berkshire Hathaway, Inc. Class B (a)	417,231	60,193,916
Insurance - 5.3%
Allied World Assurance Co. Holdings AG	377,300	15,465,527
Allstate Corp.	253,700	17,335,321
Chubb Ltd.	159,200	19,941,392
FNF Group	302,020	11,377,093
FNFV Group (a)	390,433	4,657,866
Prudential PLC	574,715	10,131,349
The Travelers Companies, Inc.	208,813	24,268,247
		103,176,795
Real Estate Investment Trusts - 1.6%
American Capital Agency Corp.	387,899	7,598,941
Annaly Capital Management, Inc.	1,186,695	13,029,911
MFA Financial, Inc.	1,468,664	11,044,353
		31,673,205
Real Estate Management & Development - 0.8%
CBRE Group, Inc. (a)	573,200	16,307,540

TOTAL FINANCIALS		495,504,188

HEALTH CARE - 16.9%
Biotechnology - 4.3%
Amgen, Inc.	238,200	40,977,546
Biogen, Inc. (a)	83,700	24,267,141
Dyax Corp. rights 12/31/19 (a)	635,500	1,531,555
Shire PLC sponsored ADR	82,505	16,015,871
		82,792,113
Health Care Equipment & Supplies - 0.3%
Alere, Inc. (a)	132,100	4,953,750
Health Care Providers & Services - 2.6%
Aetna, Inc.	80,600	9,285,926
Anthem, Inc.	28,700	3,769,458
Cigna Corp.	206,300	26,604,448
McKesson Corp.	55,800	10,856,448
		50,516,280
Pharmaceuticals - 9.7%
Allergan PLC (a)	178,300	45,100,985
Johnson & Johnson	626,208	78,420,026
Sanofi SA sponsored ADR	556,400	23,719,332
Teva Pharmaceutical Industries Ltd. sponsored ADR	770,868	41,241,438
		188,481,781

TOTAL HEALTH CARE		326,743,924

INDUSTRIALS - 7.5%
Aerospace & Defense - 1.4%
United Technologies Corp.	254,000	27,343,100
Industrial Conglomerates - 2.8%
General Electric Co.	1,745,900	54,367,326
Machinery - 1.5%
Deere & Co.	357,690	27,796,090
Professional Services - 1.3%
Dun & Bradstreet Corp.	193,300	24,984,025
Trading Companies & Distributors - 0.5%
AerCap Holdings NV (a)	278,800	10,178,988

TOTAL INDUSTRIALS		144,669,529

INFORMATION TECHNOLOGY - 16.7%
Communications Equipment - 3.7%
Cisco Systems, Inc.	1,105,918	33,763,677
Harris Corp.	331,900	28,749,178
Juniper Networks, Inc.	434,200	9,851,998
		72,364,853
Electronic Equipment & Components - 0.5%
TE Connectivity Ltd.	147,702	8,903,477
Internet Software & Services - 3.4%
Alphabet, Inc. Class A	48,500	38,379,990
eBay, Inc. (a)	889,000	27,701,240
		66,081,230
IT Services - 1.0%
The Western Union Co.	930,500	18,610,000
Software - 1.8%
Oracle Corp.	449,113	18,431,598
VMware, Inc. Class A (a)(b)	230,100	16,792,698
		35,224,296
Technology Hardware, Storage & Peripherals - 6.3%
Apple, Inc.	453,200	47,227,972
EMC Corp.	1,743,500	49,306,180
Samsung Electronics Co. Ltd.	18,628	25,762,484
		122,296,636

TOTAL INFORMATION TECHNOLOGY		323,480,492

MATERIALS - 2.9%
Chemicals - 2.4%
CF Industries Holdings, Inc.	895,645	22,104,519
LyondellBasell Industries NV Class A	315,700	23,759,582
		45,864,101
Containers & Packaging - 0.5%
Graphic Packaging Holding Co.	805,000	10,980,200

TOTAL MATERIALS		56,844,301

UTILITIES - 1.9%
Electric Utilities - 1.9%
DONG Energy A/S	162,800	6,630,866
Exelon Corp.	805,400	30,025,312
		36,656,178
TOTAL COMMON STOCKS
(Cost $1,694,393,633)		1,801,914,380

Money Market Funds - 8.0%
Fidelity Cash Central Fund, 0.42% (c)	133,473,053	133,473,053
Fidelity Securities Lending Cash Central Fund, 0.45% (c)(d)	20,447,115	20,447,115
TOTAL MONEY MARKET FUNDS
(Cost $153,920,168)		153,920,168
TOTAL INVESTMENT PORTFOLIO - 101.1%
(Cost $1,848,313,801)		1,955,834,548
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(20,676,537)
NET ASSETS - 100%		$1,935,158,011

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$300,586
Fidelity Securities Lending Cash Central Fund	181,830
Total	$482,416

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$185,524,474	$185,524,474	$--	$--
Consumer Staples	72,806,333	72,806,333	--	--
Energy	159,684,961	159,684,961	--	--
Financials	495,504,188	485,372,839	10,131,349	--
Health Care	326,743,924	325,212,369	--	1,531,555
Industrials	144,669,529	144,669,529	--	--
Information Technology	323,480,492	323,480,492	--	--
Materials	56,844,301	56,844,301	--	--
Utilities	36,656,178	36,656,178	--	--
Money Market Funds	153,920,168	153,920,168	--	--
Total Investments in Securities:	$1,955,834,548	$1,944,171,644	$10,131,349	$1,531,555

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	80.2%
Ireland	3.0%
Marshall Islands	3.0%
Switzerland	2.3%
Israel	2.1%
France	1.8%
Korea (South)	1.7%
Netherlands	1.7%
Canada	1.2%
Others (Individually Less Than 1%)	3.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2016
Assets
Investment in securities, at value (including securities loaned of $19,999,641) — See accompanying schedule: Unaffiliated issuers (cost $1,694,393,633)	$1,801,914,380
Fidelity Central Funds (cost $153,920,168)	153,920,168
Total Investments (cost $1,848,313,801)		$1,955,834,548
Cash		20,086
Receivable for investments sold		41,468
Receivable for fund shares sold		1,143,999
Dividends receivable		1,547,774
Distributions receivable from Fidelity Central Funds		55,114
Other receivables		46,735
Total assets		1,958,689,724
Liabilities
Payable for fund shares redeemed	$1,859,172
Accrued management fee	875,264
Other affiliated payables	302,167
Other payables and accrued expenses	47,995
Collateral on securities loaned, at value	20,447,115
Total liabilities		23,531,713
Net Assets		$1,935,158,011
Net Assets consist of:
Paid in capital		$1,843,677,477
Undistributed net investment income		10,520,477
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(26,561,963)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		107,522,020
Net Assets		$1,935,158,011
Value Discovery:
Net Asset Value, offering price and redemption price per share ($1,712,212,169 ÷ 70,873,990 shares)		$24.16
Class K:
Net Asset Value, offering price and redemption price per share ($222,945,842 ÷ 9,223,669 shares)		$24.17

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2016
Investment Income
Dividends		$37,984,733
Interest		3,538
Income from Fidelity Central Funds		482,416
Total income		38,470,687
Expenses
Management fee
Basic fee	$9,108,542
Performance adjustment	1,006,764
Transfer agent fees	3,084,210
Accounting and security lending fees	519,008
Custodian fees and expenses	39,105
Independent trustees' fees and expenses	7,108
Registration fees	126,359
Audit	53,236
Legal	7,094
Miscellaneous	11,072
Total expenses before reductions	13,962,498
Expense reductions	(111,839)	13,850,659
Net investment income (loss)		24,620,028
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(26,057,445)
Foreign currency transactions	(41,686)
Futures contracts	1,039,619
Total net realized gain (loss)		(25,059,512)
Change in net unrealized appreciation (depreciation) on: Investment securities	26,978,989
Assets and liabilities in foreign currencies	2,040
Total change in net unrealized appreciation (depreciation)		26,981,029
Net gain (loss)		1,921,517
Net increase (decrease) in net assets resulting from operations		$26,541,545

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2016	Year ended July 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$24,620,028	$30,842,320
Net realized gain (loss)	(25,059,512)	80,939,297
Change in net unrealized appreciation (depreciation)	26,981,029	(29,561,776)
Net increase (decrease) in net assets resulting from operations	26,541,545	82,219,841
Distributions to shareholders from net investment income	(29,737,484)	(12,741,013)
Distributions to shareholders from net realized gain	(18,889,095)	(667,082)
Total distributions	(48,626,579)	(13,408,095)
Share transactions - net increase (decrease)	555,360,338	532,057,756
Total increase (decrease) in net assets	533,275,304	600,869,502
Net Assets
Beginning of period	1,401,882,707	801,013,205
End of period	$1,935,158,011	$1,401,882,707
Other Information
Undistributed net investment income end of period	$10,520,477	$17,518,540

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Value Discovery Fund

	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$24.99	$23.32	$19.93	$15.62	$14.98
Income from Investment Operations
Net investment income (loss)A	.34	.66B	.31	.29	.22
Net realized and unrealized gain (loss)	(.38)C	1.35	3.34	4.29	.57
Total from investment operations	(.04)	2.01	3.65	4.58	.79
Distributions from net investment income	(.47)	(.32)	(.26)	(.27)	(.15)
Distributions from net realized gain	(.32)	(.02)	–	–	–
Total distributions	(.79)	(.34)	(.26)	(.27)	(.15)
Net asset value, end of period	$24.16	$24.99	$23.32	$19.93	$15.62
Total ReturnD	.05%	8.68%	18.52%	29.72%	5.43%
Ratios to Average Net AssetsE,F
Expenses before reductions	.86%	.84%	.80%	.74%	.87%
Expenses net of fee waivers, if any	.86%	.84%	.80%	.74%	.87%
Expenses net of all reductions	.86%	.84%	.80%	.73%	.87%
Net investment income (loss)	1.46%	2.69%B	1.44%	1.66%	1.49%
Supplemental Data
Net assets, end of period (000 omitted)	$1,712,212	$1,205,423	$686,767	$454,974	$412,499
Portfolio turnover rateG	41%	45%	58%	55%	92%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.26 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.62%.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Value Discovery Fund Class K

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$24.99	$23.32	$19.93	$15.62	$14.99
Income from Investment Operations
Net investment income (loss)A	.38	.69B	.34	.32	.25
Net realized and unrealized gain (loss)	(.38)C	1.34	3.34	4.29	.56
Total from investment operations	–D	2.03	3.68	4.61	.81
Distributions from net investment income	(.50)	(.34)	(.29)	(.30)	(.18)
Distributions from net realized gain	(.32)	(.02)	–	–	–
Total distributions	(.82)	(.36)	(.29)	(.30)	(.18)
Net asset value, end of period	$24.17	$24.99	$23.32	$19.93	$15.62
Total ReturnE	.24%	8.80%	18.71%	29.97%	5.59%
Ratios to Average Net AssetsF,G
Expenses before reductions	.70%	.71%	.66%	.57%	.68%
Expenses net of fee waivers, if any	.70%	.71%	.66%	.57%	.68%
Expenses net of all reductions	.70%	.71%	.66%	.56%	.68%
Net investment income (loss)	1.62%	2.82%B	1.58%	1.83%	1.68%
Supplemental Data
Net assets, end of period (000 omitted)	$222,946	$196,460	$114,246	$71,212	$53,794
Portfolio turnover rateH	41%	45%	58%	55%	92%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.26 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.75%.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Amount represents less than .005%.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2016

1. Organization.

Fidelity Value Discovery Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Value Discovery and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, future contracts, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$197,345,255
Gross unrealized depreciation	(93,004,915)
Net unrealized appreciation (depreciation) on securities	$104,340,340
Tax Cost	$1,851,494,208

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$10,520,477
Capital loss carryforward	$(23,381,557)
Net unrealized appreciation (depreciation) on securities and other investments	$104,341,613

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(11,723,546)
Long-term	(11,658,011)
Total capital loss carryforward	$(23,381,557)

The tax character of distributions paid was as follows:

	July 31, 2016	July 31, 2015
Ordinary Income	$30,651,336	$ 13,408,095
Long-term Capital Gains	17,975,243	–
Total	$48,626,579	$ 13,408,095

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $1,039,619 related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,179,572,332 and $653,052,507, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Value Discovery as compared to its benchmark index, the Russell 3000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .61% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Value Discovery, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Value Discovery	$2,981,423.21
Class K	102,787.05
	$ 3,084,210

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $28,484 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,446 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $181,830. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $99,783 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $204.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $11,852.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2016	Year ended July 31, 2015
From net investment income
Value Discovery	$24,729,091	$10,957,309
Class K	5,008,393	1,783,704
Total	$29,737,484	$12,741,013
From net realized gain
Value Discovery	$15,694,244	$578,732
Class K	3,194,851	88,350
Total	$18,889,095	$667,082

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015
Value Discovery
Shares sold	39,797,389	26,910,446	$921,588,433	$658,668,681
Reinvestment of distributions	1,708,415	467,074	38,743,773	11,066,789
Shares redeemed	(18,870,552)	(8,583,679)	(437,632,015)	(211,736,756)
Net increase (decrease)	22,635,252	18,793,841	$522,700,191	$457,998,714
Class K
Shares sold	5,204,370	5,745,415	$118,930,615	$143,155,226
Reinvestment of distributions	361,938	79,062	8,203,244	1,872,054
Shares redeemed	(4,203,390)	(2,862,594)	(94,473,712)	(70,968,238)
Net increase (decrease)	1,362,918	2,961,883	$32,660,147	$74,059,042

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Value Discovery Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Value Discovery Fund (the Fund), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Value Discovery Fund as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 14, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2016 to July 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During Period-B February 1, 2016 to July 31, 2016
Value Discovery	.82%
Actual		$1,000.00	$1,094.20	$4.27
Hypothetical-C		$1,000.00	$1,020.79	$4.12
Class K	.68%
Actual		$1,000.00	$1,094.70	$3.54
Hypothetical-C		$1,000.00	$1,021.48	$3.42

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Value Discovery designates 100% and 90%; and Class K designates 100% and 83%; of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Value Discovery and Class K designate 100% of the dividends distributed in September and December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Value Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Value Discovery Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Value Discovery Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

FVD-K-ANN-0916
1.863359.107

Item 2.

Code of Ethics

As of the end of the period, July 31, 2016, Fidelity Puritan Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Series Intrinsic Opportunities Fund and Fidelity Value Discovery Fund (the “Funds”):

Services Billed by Deloitte Entities

July 31, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series Intrinsic Opportunities Fund	$60,000	$-	$6,500	$1,800
Fidelity Value Discovery Fund	$39,000	$-	$6,000	$1,100

July 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series Intrinsic Opportunities Fund	$58,000	$-	$6,200	$2,000
Fidelity Value Discovery Fund	$38,000	$-	$5,100	$900

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Low-Priced Stock Fund (the “Fund”):

Services Billed by PwC

July 31, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Low-Priced Stock Fund	$165,000	$-	$27,500	$10,400

July 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Low-Priced Stock Fund	$157,000	$-	$14,600	$18,100

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	July 31, 2016A	July 31, 2015A
Audit-Related Fees	$35,000	$-
Tax Fees	$10,000	$-
All Other Fees	$-	$175,000

A Amounts may reflect rounding.

Services Billed by PwC

	July 31, 2016A	July 31, 2015A
Audit-Related Fees	$6,005,000	$4,480,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	July 31, 2016 A	July 31, 2015 A
PwC	$6,805,000	$5,790,000
Deloitte Entities	$90,000	$550,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Puritan Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 27, 2016

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	September 27, 2016